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                                                                   Exhibit 10.27

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                                U.S. $75,000,000

                     RECEIVABLES LOAN AND SECURITY AGREEMENT

                          Dated as of February 11, 2003

                                      Among

                              FCC ACCEPTANCE CORP.,

                                 as the Borrower

                                       and

                          FIRST CONSUMER CREDIT, INC.,

                                 as the Servicer

                                       and

                          AUTOBAHN FUNDING COMPANY LLC,

                                   as a Lender

                                       and

                DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK,
                                FRANKFURT AM MAIN

                                  as the Agent

                                       and

                         U.S. BANK NATIONAL ASSOCIATION,

                      as the Custodian and the Agent's Bank

                                       and

                             COMPU-LINK CORPORATION,

                             as the Back-Up Servicer

================================================================================

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                                TABLE OF CONTENTS

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ARTICLE I.    DEFINITIONS......................................................................................1
              SECTION 1.01   Certain Defined Terms.............................................................1
              SECTION 1.02   Other Terms......................................................................27
              SECTION 1.03   Computation of Time Periods......................................................27

ARTICLE II.   THE RECEIVABLES FACILITY........................................................................27
              SECTION 2.01   Borrowings.......................................................................27
              SECTION 2.02   The Initial Borrowing and Subsequent Borrowings..................................28
              SECTION 2.03   Facility Maturity Date...........................................................29
              SECTION 2.04   Selection of Fixed Periods.......................................................29
              SECTION 2.05   Remittance Procedures............................................................30
                       (a)   Yield and Liquidation Fees.......................................................30
                       (b)   Fixed Period Loan Principal Repayment............................................30
                       (c)   Remittance Date Transfers From Collection Account................................31
                       (d)   Borrower Deficiency Payments.....................................................32
                       (e)   Instructions to the Agent's Bank.................................................33
              SECTION 2.06   [Intentionally Omitted.].........................................................33
              SECTION 2.07   Substitution of Pledged Receivables..............................................33
              SECTION 2.08   [Intentionally Omitted.].........................................................34
              SECTION 2.09   [Intentionally Omitted.].........................................................34
              SECTION 2.10   [Intentionally Omitted.].........................................................34
              SECTION 2.11   Payments and Computations, Etc...................................................34
              SECTION 2.12   Fees.............................................................................35
              SECTION 2.13   Increased Costs; Capital Adequacy................................................35
              SECTION 2.14   Collateral Assignment of Agreements..............................................36
              SECTION 2.15   Grant of a Security Interest.....................................................37
              SECTION 2.16   Evidence of Debt.................................................................38
              SECTION 2.17   Survival of Representations and Warranties; Repayment
                             Obligations......................................................................38
              SECTION 2.18   Release of Pledged Receivables...................................................38
              SECTION 2.19   Treatment of Amounts Paid by the Borrower........................................39
              SECTION 2.20   Prepayment; Termination..........................................................39

ARTICLE III.  CONDITIONS OF LOANS.............................................................................40

              SECTION 3.01   Conditions Precedent to Initial Borrowing........................................40
              SECTION 3.02   Conditions Precedent to All Borrowings...........................................40
              SECTION 3.03   Advances Do Not Constitute a Waiver..............................................42

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES..................................................................42

              SECTION 4.01   Representations and Warranties of the Borrower...................................42
              SECTION 4.02   Representations and Warranties of the Servicer...................................46
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              SECTION 4.03   Resale of Receivables Upon Breach of Covenant or Representation and Warranty
              by Borrower.....................................................................................48

ARTICLE V.    GENERAL COVENANTS OF THE BORROWER AND THE SERVICER..............................................49
              SECTION 5.01   General Covenants................................................................49

ARTICLE VI.   ADMINISTRATION AND SERVICING; CERTAIN COVENANTS.................................................52
              SECTION 6.01   Appointment and Designation of the Servicer......................................52
              SECTION 6.02   Collection of Receivable Payments; Modification and  Amendment of Receivables....54
              SECTION 6.03   Realization Upon Receivables.....................................................55
              SECTION 6.04   [Intentionally Omitted.].........................................................55
              SECTION 6.05   Maintenance of Security Interests in Underlying Collateral.......................55
              SECTION 6.06   Pledged Receivable Receipts......................................................56
              SECTION 6.07   [Intentionally Omitted.].........................................................56
              SECTION 6.08   Unidentified Payments; Lender's Right of Presumption.............................56
              SECTION 6.09   No Rights of Withdrawal..........................................................56
              SECTION 6.10   Permitted Investments............................................................56
              SECTION 6.11   Servicing Compensation...........................................................57
              SECTION 6.12   Reports to the Agent; Account Statements; Servicing Information..................57
              SECTION 6.13   Statements as to Compliance; Financial Statements................................58
              SECTION 6.14   Access to Certain Documentation; Obligors........................................62
              SECTION 6.15   Back-Up Servicer.................................................................63
              SECTION 6.16   Additional Remedies of Agent Upon Event of Default...............................65
              SECTION 6.17   Waiver of Defaults...............................................................66
              SECTION 6.18   Maintenance of Certain Insurance.................................................66
              SECTION 6.19   Segregation of Collections.......................................................66
              SECTION 6.20   UCC Matters; Protection and Perfection of Pledged Assets.........................66
              SECTION 6.21   Servicer Advances................................................................67
              SECTION 6.22   Repurchase of Receivables Upon Breach of Covenant or Representation and
              Warranty by Servicer............................................................................68
              SECTION 6.23   Compliance with Applicable Law...................................................68

ARTICLE VII.  EVENTS OF DEFAULT...............................................................................69
              SECTION 7.01   Events of Default................................................................69
              SECTION 7.02   Additional Remedies of the Agent.................................................71

ARTICLE VIII. INDEMNIFICATION.................................................................................72
              SECTION 8.01   Indemnities by the Borrower......................................................72
              SECTION 8.02   Indemnities by Servicer..........................................................74
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ARTICLE IX.   MISCELLANEOUS..................................................................................76
              SECTION 9.01   Amendments and Waivers..........................................................76
              SECTION 9.02   Notices, Etc....................................................................77
              SECTION 9.03   No Waiver; Remedies.............................................................77
              SECTION 9.04   Binding Effect; Assignability; Multiple Lenders.................................77
              SECTION 9.05   Term of This Agreement..........................................................78
              SECTION 9.06   GOVERNING LAW; JURY WAIVER; JURISDICTION........................................78
              SECTION 9.07   Costs, Expenses and Taxes.......................................................79
              SECTION 9.08   No Proceedings..................................................................80
              SECTION 9.09   Recourse Against Certain Parties................................................80
              SECTION 9.10   Execution in Counterparts; Severability; Integration............................81
              SECTION 9.11   Tax Characterization............................................................81
              SECTION 9.12   Exclusivity.....................................................................81
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                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES:

SCHEDULE I     Condition Precedent Documents
SCHEDULE II Prior Names, Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE III   Representations and Warranties with Respect to Eligible
               Receivables
SCHEDULE IV    Credit and Collection Policy
SCHEDULE V     Eligible Third-Party Contractors

EXHIBITS:

EXHIBIT A      Form of Borrowing Base Certificate
EXHIBIT B      Form of Commercial Paper Remittance Report
EXHIBIT C      Form of Monthly Remittance Report
EXHIBIT D-1    Form of Non-Mortgage Contract
EXHIBIT D-2    Form of Non-Mortgage Contract
EXHIBIT E      Form of Mortgage Contract
EXHIBIT F      Agent's Bank Fee
EXHIBIT G      Custodian's Fees
EXHIBIT H      Form of Completion Certificate
EXHIBIT I      Form of Contractor Sale Agreement

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     This RECEIVABLES LOAN AND SECURITY AGREEMENT is made as of February 11,
2003, among:

     (1)  FCC ACCEPTANCE CORP., a Delaware corporation (the "Borrower");

     (2) FIRST CONSUMER CREDIT, INC., a Texas corporation ("FCC"), as the Servicer (as defined herein);

     (3) AUTOBAHN FUNDING COMPANY LLC ("Autobahn"), as a Lender (as defined herein);

     (4) DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN ("DZ BANK"), as agent for the Lender (the "Agent");

     (5) U.S. BANK NATIONAL ASSOCIATION, as the Custodian and the Agent's Bank (as each such term is defined herein); and

     (6) COMPU-LINK CORPORATION (doing business as "Celink"), a Michigan corporation, as the Back-Up Servicer (as defined herein).

          IT IS AGREED as follows:

                                   ARTICLE I.

                                   DEFINITIONS

          SECTION 1.01 Certain Defined Terms. (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.01.

          (b) As used in this Agreement and the exhibits and schedules thereto (each of which is hereby incorporated herein and made a part hereof), the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

          "Accountants' Report" has the meaning assigned to that term in Section 6.13(b).

          "Active Back-Up Servicer's Fee" means, for any Remittance Period or portion thereof after the occurrence of a Servicer Default and the appointment of the Back-Up Servicer as Servicer hereunder, an amount, payable out of Collections on the Pledged Receivables and amounts applied to the payment of, or treated as payments on, the Pledged Receivables, equal to the Active Back-Up Servicing Fee Rate multiplied by the Eligible Receivables Balance as of the first day of such Remittance Period.

          "Active Back-Up Servicing Fee Rate" means the per annum rate of 1.00%.

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          "Additional Deposit" has the meaning assigned thereto in the Sinking
Fund Account Agreement.

          "Adjusted Eurodollar Rate" means, with respect to any Fixed Period for any Loan allocated to such Fixed Period, an interest rate per annum equal to the sum of (i) the Adjusted Eurodollar Rate Margin and (ii) an interest rate per annum equal to the average of the interest rates per annum (rounded upwards, if necessary, to the nearest 1/16 of 1%) reported during such Fixed Period on Telerate Access Service Page 3750 (British Bankers Association Settlement Rate) as the London Interbank Offered Rate for United States dollar deposits having a term of thirty (30) days and in a principal amount of $1,000,000 or more (or, if such page shall cease to be publicly available or, if the information contained on such page, in the Lender's sole judgment, shall cease to accurately reflect such London Interbank Offered Rate, such rate as reported by any publicly available recognized source of similar market data selected by the Lender that, in the Lender's reasonable judgment, accurately reflects such London Interbank Offered Rate).

          "Adjusted Eurodollar Rate Margin" has the meaning ascribed thereto in the Fee Letter.

          "Advance Percentage" means at any time, the decimal expressed as a percentage equal to:

                                    FA - CA
                                    -------
                                      ERB

where:    FA    =  the Facility Amount at such time;

          CA    =  the amount of Collections on deposit in the Collection
                   Account at such time to be applied in accordance with Sec tion 2.05 on the next Remittance Date, minus the portion of such Collections which are required to be set aside for the payment of accrued Yield pursuant to Section 2.05(a) hereof;
                   and

          ERB   =  the Eligible Receivables Balance at such time.

          "Adverse Claim" means a lien, security interest, charge, encumbrance or other right or claim of any Person other than, with respect to the Pledged Assets, (i) any lien, security interest, charge, encumbrance or other right or claim in favor of the Lender (or the Agent on behalf of the Lender), or (ii) Permitted Lien.

          "Affected Party" has the meaning assigned to that term in Section
2.13.

          "Affiliate" when used with respect to a Person, means any other Person controlling, controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of

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voting securities, by contract or otherwise; and the terms "controlling" and
"controlled" have meanings correlative to the foregoing.

          "Agent" has the meaning assigned to that term in the preamble hereto.

          "Agent's Bank" means U.S. Bank National Association and its successors and assigns that are Eligible Depository Institutions.

          "Agent's Bank Fee" means, for any Remittance Period, an amount, payable out of Collections on the Pledged Receivables and amounts applied to the payment of, or treated as payments on, the Pledged Receivables, equal to the aggregate fees listed in Exhibit F hereto which relate to such Remittance Period.

          "Agreement" means this Receivables Loan and Security Agreement, as the same may be amended, restated, supplemented and/or otherwise modified from time to time hereafter.

          "Annualized Default Rate" means, as of any date of determination, an amount (expressed as a percentage) equal to (i) the product of (A) the aggregate Outstanding Balances of all Pledged Receivables which became Defaulted Receivables during the immediately preceding three Remittance Periods and (B) 4 divided by (ii) the average Outstanding Balances of all Eligible Receivables as of the last Business Day of the immediately preceding three Remittance Periods.

          "Assigned Documents" has the meaning assigned to that term in Section 2.14.

          "Assignment" has the meaning set forth in the Purchase and Contribution Agreement.

          "Assignment and Acceptance" has the meaning assigned to that term in
Section 9.04.

          "Autobahn" has the meaning assigned to that term in the preamble hereto.

          "Back-Up Servicer" means Celink or any successor Back-Up Servicer appointed by the Agent pursuant to Section 6.15.

          "Back-Up Servicer Delivery Date" has the meaning assigned to that term in Section 6.12(e).

          "Bankruptcy Code" means Title 11, United States Code, 11 U.S.C.(S)(S) 101 et seq., as amended.

          "Bankruptcy Event" shall be deemed to have occurred with respect to a Person if either:

          (a) a case or other proceeding shall be commenced, without the application or consent of such Person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such Person, the appointment of

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a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such Person or all or substantially all of its assets, or any similar action with respect to such Person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such Person shall be entered in an involuntary case under the federal bankruptcy laws or other similar laws now or hereafter in effect; or

          (b) such Person shall commence a voluntary case or other proceeding under any applicable bankruptcy, insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such Person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail to, or admit in writing its inability to, pay its debts generally as they become due, or, if a corporation or similar entity, its board of directors or members shall vote to implement any of the foregoing.

          "Base Rate" means, on any date, a fluctuating rate of interest per annum equal to the arithmetic average of the rates of interest publicly announced by JPMorgan Chase Bank and Citibank, N.A. (or their respective successors) as their respective prime commercial lending rates (or, as to any such bank that does not announce such a rate, such bank's "base" or other rate determined by the Lender to be the equivalent rate announced by such bank), except that, if any such bank shall, for any period, cease to announce publicly its prime commercial lending (or equivalent) rate, the Agent shall, during such period, determine the Base Rate based upon the prime commercial lending (or equivalent) rates announced publicly by the other such banks or, if each such bank ceases to announce publicly its prime commercial lending (or equivalent) rate, based upon the prime commercial lending (or equivalent) rate or rates announced publicly by one or more other banks reasonably acceptable to the Borrower. The prime commercial lending (or equivalent) rates used in computing the Base Rate are not intended to be the lowest rates of interest charged by such banks in connection with extensions of credit to debtors. The Base Rate shall change as and when such banks' prime commercial lending (or equivalent) rates change.

          "Borrower" has the meaning assigned to that term in the preamble hereto.

          "Borrowing" means the Borrower receiving a Loan under this Agreement.

          "Borrowing Base Certificate" means a report, in substantially the form of Exhibit A, prepared by the Servicer for the benefit of Lender pursuant to
Section 6.12(c).

          "Borrowing Base Deficiency" means, at any time that the Capital Limit is less than the Facility Amount, an amount equal to the amount of such deficiency.

          "Borrowing Date" means, with respect to any Borrowing, the date on which such Borrowing is funded, which date, other than in the case of the initial Borrowing, shall be a Subsequent Borrowing Date.

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

          "Borrowing Limit" means initially $75,000,000; provided, however, that at all times, on or after the Early Amortization Commencement Date, the Borrowing Limit shall mean the aggregate outstanding principal balance of the Loans.

          "Business Day" means a day of the year other than a Saturday or a Sunday or any other day on which banks are authorized or required to close in New York City and the state of the Corporate Trust Office is located; provided, that, if any determination of a Business Day shall relate to a Loan bearing interest at the Adjusted Eurodollar Rate, the term "Business Day" shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

          "Capital Limit" means, at any time, an amount equal to:

                  (ERB (X) Maximum Advance Percentage) + CA

where:    ERB     =       the Eligible Receivables Balance at such time;  and

          CA      =       the amount of Collections on deposit in the Collection
                          Account at such time to be applied in accordance with
                          Section 2.05 on the next Remittance Date.

          "Celink" has the meaning assigned to that term in the preamble hereto.

          "Change of Control" means that at any time (i) FCC shall fail to own directly 100% of all of the outstanding Capital Stock of the Borrower or shall cease to have the right or ability by voting power, contract or otherwise, to elect or designate for election a majority of the Board of Directors of the Borrower, (ii) US Home shall fail to own, directly or indirectly, at least 51% of all of the outstanding Capital Stock of the Servicer or shall cease to have the right or ability by voting power, contract or otherwise, to elect or designate for election a majority of the Board of Directors of the Servicer,
(iii) the Servicer, US Home or the Borrower merges or consolidates with any other Person, (iv) there are not at least two of the following individuals, Murray H. Gross, James D. Borschow or Robert A. DeFronzo, who are employed in senior management positions at FCC, involved in the day-to-day operations of FCC and able to perform substantially all of the material business decisions of FCC as employees of FCC or (v) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended), shall become or obtain rights (whether by means of warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than 50% of the outstanding Capital Stock of US Home. For purposes of this definition, the following terms have the following meaning:

          "Board of Directors" means, with respect to any Person, such Person's Board of Directors or any committee thereof duly authorized to act on behalf of such Board of Directors.

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

          "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, contingent share issuances, participations or other equivalents of or interest in equity (however designated) of such Person.

          "Code" means the Internal Revenue Code of 1986, as amended.

          "Collateral Receipt" has the meaning assigned to that term in the Custodial Agreement.

          "Collection Account" means a special trust account (account number 33492600 at the Agent's Bank) in the name of and under the sole dominion and control of the Agent for the benefit of DZ BANK and Autobahn; provided, that the funds deposited therein (including any interest and earnings thereon) from time to time shall constitute the property and assets of the Borrower and the Borrower shall be solely liable for any taxes payable with respect to the Collection Account.

          "Collection Date" means the date on which the aggregate outstanding principal amount of the Loans have been repaid in full and all Yield and Fees and all other Obligations have been paid in full, and the Lender shall have no further obligation to make any additional Loans.

          "Collections" means, without duplication, with respect to any Receivable that is Pledged hereunder, all Scheduled Payments, all prepayments, all overdue payments, all Guaranty Amounts, all Insurance Proceeds, all Servicing Charges, all Recoveries, all amounts paid to the Borrower pursuant to the terms of the Purchase and Contribution Agreement, all amounts paid by the Servicer in connection with its obligations under Section 6.22 hereof, and all other payments received with respect to the Contract related to such Receivable, all cash receipts and proceeds in respect of the Other Conveyed Property or Related Security (including, without limitation, the Underlying Collateral) related to such Receivable and collections thereof, (including, without limitation, collections constituting an account or general intangible or evidenced by a note, instrument, security, contract, security agreement, chattel paper or other evidence of indebtedness or security, whatever is received upon the sale, exchange, collection or other disposition of, or any indemnity, warranty or guaranty payable in respect of, the foregoing and all "proceeds," as defined in Section 9-102 of the UCC as in effect in the state of New York, of the foregoing), any amounts paid to the Borrower under or in any Servicer Advances, any amounts paid to the Borrower under or in connection with any hedging arrangements contemplated hereunder.

          "Commercial Paper Remittance Report" means a report, in substantially the form of Exhibit B, furnished by the Servicer to the Agent for the Lender pursuant to Section 6.12(d).

          "Commitment Percentage" has the meaning assigned to that term in
Section 9.04(b).

          "Completion Certificate" means a certificate, executed in accordance with the Credit and Collection Policy, substantially in the form attached hereto as Exhibit H, with respect to which the Obligor and the Contractor related to such Receivable certify, among other items, that the related home improvement has been fully completed to such Obligor's satisfaction.

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

          "Computer Tape or Listing" means the computer tape or listing (whether in electronic form or otherwise) generated by the Servicer on behalf of the Borrower, which provides information relating to the Receivables included in the Eligible Receivables Balance (and any other Pledged Receivables).

          "Contract" means a Mortgage Contract, an Non-Mortgage Contract or a Promotional Contract.

          "Contractor" means the business entity that enters into a Contract with an Obligor to provide the home improvement services specified therein.

          "Contractor Sale Agreement"means the "Continuous Buy-Sell Agreement" in substantially the form attached hereto as Exhibit I whereby FCC agrees to purchase, in its sole discretion, Contracts from an Eligible Contractor pursuant to the terms and conditions contained therein together with all schedules, supplements and amendments thereto and each other document and instrument related thereto.

          "Corporate Trust Office" means the principal office of the Agent's Bank at which at any particular time its corporate trust business shall be administered, which office is initially located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/First Consumer Credit.

          "Cost to Value" means, with respect to any Contract, the percentage obtained by dividing (i) the Original Cost of such Contract by (ii) by the market value of the related Property after the completion of the related home improvement, as determined in accordance with the Credit and Collection Policy.

          "Coupon Rate" means, with respect to any Receivable, the interest rate set forth in the Contract related to such Receivable.

          "CP Disruption Event" means, at any time, the inability of the Issuer to raise (whether as a result of a prohibition or any other event or circumstance whatsoever) funds through the issuance of commercial paper notes in the United States commercial paper market, including, without limitation, by virtue of (i) any disruption in the commercial paper market, (ii) insufficient availability under the liquidity or enhancement facility entered into by the Issuer with respect to this Agreement or (iii) a downgrade of the rating of one or more financial institutions extending credit to or for the account of the Issuer or having a commitment to extend credit to the Lender under a liquidity or enhancement facility which relates to this Agreement to a level lower than that required by the Rating Agencies.

          "CP Margin" has the meaning ascribed thereto in the Fee Letter.

          "CP Rate" means, with respect to any Fixed Period for all Loans allocated to such Fixed Period, (A) the per annum rate equivalent to the per annum rate (or if more than one rate, the weighted average of the rates) at which commercial paper notes of the Issuer having a term equal to such Fixed Period and to be issued to fund, in whole or in part, the applicable Loans (and, at the

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

election of the Issuer, other loans by the Issuer) by the Issuer may be sold by any placement agent or commercial paper dealer selected by the Issuer, as agreed between each such agent or dealer and the Issuer and notified by the Issuer to the Agent and the Servicer; provided, however, if the rate (or rates) as agreed between any such agent or dealer and the Issuer with respect to any Fixed Period for the applicable Loans is a discount rate (or rates), the CP Rate for such Fixed Period shall be the rate (or, if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate per annum; provided, further, however, that such rate (or rates) shall reflect and give effect to borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market to the extent that such amounts are reasonably allocated, in whole or in part, to such Loans, plus (B) the CP Margin.

          "CP Rollover Fixed Period" means any Fixed Period other than any Fixed Period (i) applicable to the Loan arising as a result of the Borrowing on the initial Borrowing Date which shall have been requested in the Notice of Borrowing delivered in connection with such Borrowing, (ii) applicable to any new Loan arising as a result of a Borrowing on a Subsequent Borrowing Date which shall have been requested in the Notice of Borrowing delivered in connection with such Borrowing or (iii) applicable to any Loan accruing Yield at the Non-CP Rate.

          "Credit and Collection Policy" means the "Standard Collection Practices" and "Underwriting Guidelines" of FCC, as annexed hereto as Schedule IV, as such policy may hereafter be amended, modified or supplemented from time to time with the prior written consent of the Agent.

          "Cumulative LTV" means, with respect to any Contract, as of any date of determination, the percentage obtained by dividing (i) the sum of (A) the Outstanding Balance, as of such date, with respect to such Contract plus (B) the outstanding balances, as of such date, of the any other loans advanced by any Person which are secured by a lien on the related Property (other than such a loan that is subordinate to the lien on such Property, if any, that secures such Contract) by (ii) by the market value of the related Property after the completion of the related home improvement, as determined in accordance with the Credit and Collection Policy.

          "Custodial Agreement" means that certain Custodial and Collateral Agency Agreement dated as of the date hereof among the Servicer, the Borrower, the Agent and the Custodian, together with all instruments, documents and agreements executed in connection therewith, as such Custodial Agreement may from time to time be amended, restated, supplemented and/or otherwise modified in accordance with the terms thereof.

          "Custodian" means U.S. Bank National Association or any substitute Custodian appointed by the Agent pursuant to the Custodial Agreement.

          "Custodian's Fee" means, for any Remittance Period, an amount, payable out of Collections on the Pledged Receivables and amounts applied to the payment of, or treated as payments on, the Pledged Receivables, equal to the aggregate fees listed in Exhibit G hereto which relate to such Remittance Period.

          "Debt" of any Person means (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments related to transactions that are classified as financings under GAAP, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded as capital leases, (v) obligations secured by an Adverse Claim upon property or assets owned (under GAAP) by such Person, even though such Person has not assumed or become liable for the payment of such obligations and (vi) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor, against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (v) above.

          "Default Funding Rate" means an interest rate per annum equal to two and one-half percent (2.5%) plus the Base Rate.

          "Defaulted Receivable" means, as of any time of determination, any Pledged Receivable:

          (i) with respect to which 10% or more of any Scheduled Payment (or any other amount payable under the terms of the related Contract) remains unpaid for more than one- hundred and eighty (180) days after the due date therefor set forth in such Contract;

          (ii) with respect to which any payment terms, including, without limitation, reductions of the monthly payment amounts and extensions of the maturity date related thereto, of the related Contract have been modified due to credit related reasons after such Contract was Pledged hereunder; provided, however, with respect to a Contract as to which a Bankruptcy Event has occurred as to the related Obligor (i) the maturity date with respect to such Contract may be extended up to six (6) months from the original maturity date set forth in the Contract or (ii) the monthly payment amount may be increased with respect to such Contract.

          (iii) which has been charged-off or should otherwise be deemed uncollectible by the Servicer in accordance with the Credit and Collection Policy;

          (iv) with respect to which the related Obligor has been in a dispute with the related Contractor for a period in excess of one-hundred and eighty (180) days; or

          (v) which has been or should be specifically reserved against in the books and ledgers of the Servicer or any Affiliate thereof in accordance with the Credit and Collection Policy, GAAP or the accounting policies or other policies of Servicer or any Affiliate thereof.

          "Delinquency Rate" means, as of any date of determination, an amount (expressed as a percentage) equal to (i) the aggregate Outstanding Balances of all Delinquent Receivables as of the last day of the immediately preceding Remittance Period divided by (ii) the Eligible Receivables Balance as of such day.

          "Delinquent Receivable" means, as of any time of determination, any Pledged Receivable with respect to which 10% or more of any Scheduled Payment (or any other amount payable under the terms of the related Contract) remains unpaid for more than thirty (30) days but not more than one-hundred and eighty
(180) days after the due date therefor set forth in such Contract.

          "Depository Institution" means a depository institution or trust company, incorporated under the laws of the United States or any state thereof, that is subject to supervision and examination by federal and/or state banking authorities.

          "DZ BANK" has the meaning assigned to that term in the preamble hereto.

          "Early Amortization Commencement Date" means the earliest of (i) the date of occurrence of any event described in Section 7.01(a) hereof, (ii) the date of the declaration of the Early Amortization Commencement Date pursuant to any other subsection of Section 7.01 or (iii) the date of the declaration of the Early Amortization Commencement Date by, and at the option of, the Lender upon the occurrence of an Early Amortization Event.

          "Early Amortization Event" means the occurrence of any of the following events:

          (i) a regulatory, tax or accounting body has ordered that the activities of the Lender or any Affiliate of the Lender contemplated hereby be terminated or, as a result of any other event or circumstance, the activities of the Lender contemplated hereby may reasonably be expected to cause the Lender, the Person, if any, then acting as the administrator or the manager for the Lender, or any of their respective Affiliates to suffer materially adverse regulatory, accounting or tax consequences;

          (ii) an Event of Default has occurred and is continuing;

          (iii) the Facility Maturity Date shall have occurred;

          (iv) the rolling average of the Annualized Default Rates in respect of any three consecutive Remittance Periods exceeds 3%;

          (v) the rolling average of the Delinquency Rates in respect of any three consecutive Remittance Periods exceeds 12%;

          (vi) the Weighted Average APR of all Eligible Receivables as of any date of determination is less than 12%; or

          (vii) the Excess Spread as of any date of determination is less than 5%.

          "Eligible Contractor" means any Contractor which (a) (i) is a wholly owned subsidiary of US Home, (ii) is fully-licensed by all applicable authorities to perform the services contemplated under any Contract, and is otherwise in good standing with such authorities, (iii) is insured to the full extent as is customary among similar contractors in the region where such Contractor performs its services or, if the requirements are more stringent, to the full extent required by all applicable laws or regulations, and, in any case, to the full extent required by the Credit and Collection Policy and all other policies of the Servicer and/or the Borrower, (iv) complies in all respects with any and all requirements set forth in the Credit and Collection Policy and any other policies of the Servicer and/or the Borrower or (b) is an Eligible Third-Party Contractor.

          "Eligible Depository Institution" means a Depository Institution the short term unsecured senior indebtedness of which is rated at least Prime-1 by Moody's and F1 by Fitch, if rated by Fitch.

          "Eligible Receivable" means, at any time, a Pledged Receivable with respect to which each of the representations and warranties with respect to the Contract related to such Pledged Receivable contained in Schedule III hereto is true and correct at such time.

          "Eligible Receivables Balance" means, at any time (i) the aggregate Outstanding Balances of all Eligible Receivables which are Pledged hereunder to secure Loans at such time, minus (ii) the Overconcentration Amount at such time.

          "Eligible Third-Party Contractor" means a Contractor which (i) is not wholly owned by US Home, (ii) is licensed by all applicable state authorities to perform the services contemplated under any Contract, and is otherwise in good standing with such authorities, (iii) complies in all respects with any and all requirements set forth in the Credit and Collection Policy and any other policies of the Servicer and/or the Borrower and (iv) is listed on Schedule V attached hereto (as it shall be revised by Servicer and/or Borrower) as an Eligible Third Party Contractor and (v) is included on a monthly report, delivered to Agent by Servicer and/or Borrower on the first day of each month listing all such Contractors.

          "ERISA" means the United States Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Eurodollar Disruption Event" means any of the following: (i) a determination by the Lender that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain any Loan, (ii) a determination by the Lender that the rate at which deposits of United States dollars are being offered in the London interbank market does not accurately reflect the cost to the Lender of making, funding or maintaining any Loan or (iii) the inability of the Lender to obtain United States dollars in the London interbank market to make, fund or maintain any Loan.

          "Eurodollar Index" means an index based upon an interest rate reported on Telerate Access Service Page 3750 (British Bankers Association Settlement
Rate) as the London Interbank Offered Rate for United States dollar deposits.

          "Event of Default" has the meaning assigned to that term in Section 7.01.

          "Excess Spread" means, as of any determination date, an amount (expressed as a percentage), as determined by the Agent, equal to (i) the Weighted Average APR of all Eligible Receivables as of the last day of the immediately preceding Remittance Period minus (ii) the Facility Funding Rate with respect to the immediately preceding Remittance Period, minus (iii) at any time prior to the appointment of the Back-up Servicer as Servicer hereunder, the Servicing Fee Rate, minus (iv) at any time prior to the appointment of the Back-up Servicer as Servicer hereunder, the Standby Back-up Servicing Fee (expressed as a percentage of the Eligible Receivables Balance as of such determination date), minus (v) at any time after the occurrence of a Servicer Default and the appointment of the Back-up Servicer as Servicer hereunder, the Active Back-up Servicing Fee Rate, minus (vi) the Custodian's Fee with respect to the immediately preceding Remittance Period (expressed as a percentage of the Eligible Receivables Balance as of such determination date) minus (vii) the Agent's Bank Fee with respect to the immediately preceding Remittance Period (expressed as a percentage of the Eligible Receivables Balance as of such determination date), minus (viii) any fees or expenses under any hedging arrangements purchased pursuant to the terms of the Sinking Fund Account Agreement (expressed as a percentage of the Eligible Receivables Balance as of such determination date).

          "Facility Amount" means, at any time, the sum of (i) the face amount of outstanding commercial paper notes (net of the amount of all interest scheduled to accrue thereon through their respective stated maturity if such commercial paper notes are issued on a discount basis) of the Lender issued to fund Loans hereunder, plus (ii) the aggregate Loans Outstanding hereunder bearing interest at the Non-CP Rate, plus (iii) accrued Yield and Fees with respect to the amounts described in the foregoing clauses (i) and (ii).

          "Facility Funding Rate" means, with respect to any Remittance Period, the rate per annum most recently determined by the Agent, which shall be equal to a fraction (expressed as a percentage), the numerator of which shall be equal to the sum of the amounts of Yield with respect to each outstanding Loan accrued during such Remittance Period multiplied by 12 and the denominator of which shall be equal to the average Facility Amount during such Remittance Period (net of Yield).

          "Facility Maturity Date" means the fifth anniversary of the date of this Agreement.

          "FCC" has the meaning assigned to that term in the preamble hereto.

          "Fee Letter" has the meaning assigned to that term in Section 2.12(a).

          "Fees" has the meaning assigned to that term in Section 2.12(a).

          "FICO Score" means the statistical credit score obtained by FCC for purposes of determining the credit worthiness of an Obligor which must be either
(i) the "BEACON FICO Score" received by the Servicer from Equifax, (ii) the "Fair Isaac Score" received by the Servicer from Experian or (iii) the "TransUnion Personal Credit Score" received by the Servicer from TransUnion.

          "Fitch" means Fitch, Inc. (or its successors in interest).

          "Fixed Period" means, for any outstanding Loans, (i) if Yield in respect of all or any part thereof is computed by reference to the CP Rate, a period of up to and including two hundred and seventy (270) days as determined pursuant to Section 2.04 or (ii) if Yield in respect of all or any part thereof is computed by reference to the Non-CP Rate, the applicable Remittance Period.

          "GAAP" means generally accepted accounting principles as in effect from time to time in the United States.

          "Government Entity" means the United States, any state, any political subdivision of a state and any agency or instrumentality of the United States or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty Amounts" means any and all amounts paid by any guarantor with respect to the applicable Contract.

          "Indemnified Amounts" has the meaning assigned to that term in Section 8.01.

          "Independent Accountants" has the meaning assigned to that term in
Section 6.13(b).

          "Individual Receivable File" means with respect to each Receivable, a file containing each of the following items:

          (a) if such Receivable is related to a Non-Mortgage Contract (including, without limitation, a Promotional Contract):

     (i) the sole original, executed copy of the related Non-Mortgage Contract (including any amendments, extensions, modifications or waivers with respect thereto) with original assignments of such Contract showing a complete chain of assignments from the applicable Contractor to FCC, from FCC to the Borrower and from the Borrower to the Agent;

     (ii) an executed copy of the Completion Certificate related to such Non-Mortgage Contract;

     (iii) a copy of the original credit application of the Obligor related to such Contract; and

     (iv) true and complete copies of all other agreements, documents, any insurance policies and instruments evidencing, securing or guarantying, or required by applicable law with respect to, such Non-Mortgage Contract, as determined from time to time by the Agent, upon prior written notice to the Custodian and the Borrower.

          (b) if such Receivable is related to a Mortgage Contract:

     (i) the sole original, executed copy of the related Mortgage Contract (including any amendments, extensions, modifications or waivers with respect thereto) with original assignments of such Contract showing a complete chain of assignments from the applicable Contractor to FCC, from FCC to the Borrower and from the Borrower to the Agent;

     (ii) a copy of the Mortgage related to such Mortgage Contract (together with evidence of transmittal of such Mortgage to the appropriate recording office, evidence that all related mortgage taxes have been paid and, promptly after receipt thereof by the Servicer and, in any case, within 365 days of the date of such Mortgage Contract, evidence, in form satisfactory to the Agent, of recordation of such Mortgage at the appropriate recording office) and original assignments of such Mortgage showing a complete chain of assignments of such Mortgage from origination to the Agent (in each case, together with evidence of transmittal of such assignments of mortgage to the appropriate recording office, evidence that all related mortgage tax has been paid and, promptly after receipt thereof by the Servicer and, in any case, within 365 days of the Pledge of such Mortgage Contract hereunder, evidence, in form satisfactory to the Agent, of recordation of such assignments of mortgage at the appropriate recording office);

     (iii) a copy of the title report related to the Underlying Collateral related to such Mortgage Contract;

     (iv) a copy of the original credit application of the Obligor related to such Contract; and

     (v) true and complete copies of all other agreements, documents, any insurance policies and instruments evidencing, securing or guarantying, or required by applicable law with respect to, such Mortgage Contract, as determined from time to time by the Agent, upon prior written notice to the Custodian and the Borrower.

          "Insurance Proceeds" means, the proceeds of any insurance policies related to any Receivables (to the extent not expended by the Servicer for the restoration or repair of the related Property).

          "Issuer" means, collectively, Autobahn and any presently existing or future Person administered by DZ BANK or, with the consent of the Borrower (which such consent shall not be unreasonably withheld) at any time prior to the occurrence of an Early Amortization Event (and without the consent of the Borrower at any time after the occurrence of an Early Amortization Event), any presently existing or future Person not administered by DZ BANK, in either case, whose principal business consists of issuing commercial paper or other securities to (i) fund or maintain loans secured by receivables, accounts, instruments, chattel paper, general intangibles and other similar assets or (ii) fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar assets.

          "Lender" means, collectively, Autobahn and/or any other Person that is an Affiliate of DZ BANK and/or, with the consent of the Borrower (which such consent shall not be unreasonably withheld) at any time prior to the occurrence of an Early Amortization Event (and without the consent of the Borrower at any time after the occurrence of an Early Amortization Event) any other Person that is not an Affiliate of DZ BANK, in each case, that agrees, pursuant to the pertinent Assignment and Acceptance, to make Loans secured by Pledged Assets pursuant to Article II of this Agreement.

          "Liquidation Fee" means, for Loans allocated to any Fixed Period during which such Loans are repaid (in whole or in part) prior to the end of such Fixed Period, the breakage costs, if any, related to such repayment plus the amount, if any, by which (i) Yield (calculated without taking into account any Liquidation Fee), which would have accrued on the amount of the payment of such Loans during such Fixed Period (as so computed) if such payment had not been made, as the case may be, exceeds (ii) the sum of (A) Yield actually received by the Lender in respect of such Loans for such Fixed Period and, if applicable, (B) the income, if any, received by the Lender from the Lender's investing the proceeds of such payments on such Loans.

          "Liquidation Proceeds" means, with respect to a Receivable with respect to which the related Underlying Collateral has been foreclosed upon by the Servicer, all amounts realized with respect to such Receivable (including insurance proceeds) net of (i) reasonable expenses of the Servicer incurred in connection with the collection, repossession, foreclosure and/or disposition of the related Underlying Collateral and (ii) amounts that are required to be refunded to the Obligor on such Receivable; provided, however, that the Liquidation Proceeds with respect to any Receivable shall in no event be less than zero.

          "Liquidity/Credit Enhancement Facility" means one or more Liquidity Purchase Agreements or similar agreements, to be entered into on the date hereof among the Issuer, the financial institutions party thereto (including, if applicable and at any time, financial institutions which are not Affiliates of DZ BANK) and the Agent and/or a letter of credit or similar instrument or agreement by the financial institutions party thereto (including, if applicable and at any time, financial institutions which are not Affiliates of DZ BANK) in favor of the Issuer, together with any related agreements, in each case, to be entered into on the date hereof.

          "Loan" means each loan advanced by the Lender to the Borrower on a Borrowing Date pursuant to Article II.

          "Loans Outstanding" means the sum of the principal amounts of Loans made to the Borrower for the initial and any subsequent borrowings pursuant to Sections 2.01 and 2.02, reduced from time to time by Collections received and distributed as repayment of principal amounts of Loans outstanding pursuant to
Section 2.05 and any other amounts received by the Lender to repay the principal amounts of Loans outstanding pursuant to Section 2.20 or otherwise; provided, however, that the principal amounts of Loans outstanding shall not be reduced by any Collections or other amounts if at any time such Collections or other amounts are rescinded or must be returned for any reason.

          "Lockbox" means a post office box (P.O. Box 659454, San Antonio, TX. 78265- 9454]) to which Collections are remitted for retrieval by the Lockbox Bank and for deposit by the Lockbox Bank into the Lockbox Account.

          "Lockbox Account" means the deposit account (account number 980011886 at the Lockbox Bank) in the name of and under the sole dominion and control of the Agent for the benefit of DZ BANK and Autobahn; provided, that the funds deposited in such account (including any interest and earnings thereon) from time to time shall constitute the property and assets of the Borrower and the Borrower shall be solely liable for any taxes payable with respect to the Lockbox Account.

          "Lockbox Agreement" means the Lockbox Account Agreement, dated the date hereof, among the Lockbox Bank, the Borrower and the Agent, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

          "Lockbox Bank" means Frost Bank and its successors in interest.

          "Master Receivables File" means with respect to all Receivables, a file containing each of the following items:

          (a) a copy of each Contractor Sale Agreement related to such Receivables; and

          (b) true and complete copies of all other agreements, documents and instruments evidencing, securing or guarantying, or required by applicable law with respect to any Contractor Sale Agreement related to such Receivables, as determined from time to time by the Agent, upon prior written notice to the Custodian and the Borrower,

          "Maximum Advance Percentage" means 90%.

          "Monthly Remittance Report" means a report, in substantially the form of Exhibit C, furnished by the Servicer to the Agent for the Lender pursuant to
Section 6.12(b).

          "Moody's" means Moody's Investors Service, Inc. (or its successors in interest).

          "Mortgage" means any mortgage, deed of trust or other instrument creating a first, second or other lien on a fee simple estate in the Mortgaged Property securing a Mortgage Contract.

          "Mortgaged Property" means the Property which is subject to a Mortgage (including, without limitation, all buildings, improvements and fixtures thereon and all additions, alterations and replacements made at any time with respect to the foregoing) securing a Mortgage Contract.

          "Mortgage Contract" means a retail installment contract substantially in the form attached hereto as Exhibit E between a Contractor and an Obligor which (i) evidences the obligations of an Obligor to pay for the home improvements sold and/or installed by a Contractor and (ii) is secured by a Mortgage on the related Mortgaged Property, together with all schedules, supplements and amendments thereto and each other document and instrument related thereto.

          "Non-CP Rate" means, with respect to any Fixed Period for any Loan allocated to such Fixed Period, an interest rate per annum equal to the Adjusted Eurodollar Rate; provided, however, that if the Lender shall have notified the Agent and the Borrower that a Eurodollar Disruption Event has occurred, the Non-CP Rate shall be equal to the Base Rate (until the Lender shall have notified the Agent that such Eurodollar Disruption Event has ceased, at which time the Non-CP Rate shall again be equal to the Adjusted Eurodollar
Rate).

          "Non-Mortgage Contract" means a retail installment contract substantially in one of the forms attached hereto as Exhibit D-1 or D-2 between a Contractor and an Obligor which is not secured by a Mortgage and evidences the obligations of such Obligor to pay for the home improvements sold and/or installed by a Contractor together with all schedules, supplements and amendments thereto and each other document and instrument related thereto.

          "Notice of Borrowing" has the meaning assigned to that term in Section 2.02(b) hereof.

          "Notice of Pledge" has the meaning assigned to that term in the Custodial Agreement.

          "NY Purchase Agreement" means that certain Retail Installment Contract Origination and Indemnification Agreement dated October 2, 2001, among First Savings Bank, FSB, a federal savings bank located in Arlington, Texas and FCC and each other document and instrument related to the foregoing and the transactions contemplated thereby.

          "Obligations" means all present and future indebtedness and other liabilities and obligations (howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or due or to become due) of the Borrower to the Lender or the Agent arising under this Agreement and/or any other Transaction Document and shall include, without limitation, all liability for principal of and interest on the Loans, indemnifications and other amounts due or to become due by the Borrower to the Lender or the Agent under this Agreement and/or any other Transaction Document, including, without limitation, interest, fees and other obligations that accrue after the commencement of an insolvency proceeding (in each case whether or not allowed as a claim in such insolvency proceeding).

          "Obligor" means, collectively, each Person obligated to make payments under a Contract.

          "Officer's Certificate" means a certificate signed by the president, the secretary, the chief financial officer or any vice president of any Person.

          "Opinion of Counsel" means a written opinion of independent counsel reasonably acceptable to the Agent, which opinion, if such opinion or a copy thereof is required by the provisions of this Agreement or any other Transaction Document to be delivered to the Borrower or the Agent, is acceptable in form and substance to the Agent.

          "Original Balance" means, with respect to any Receivable, the Outstanding Balance related thereto on date that the Contract related to such Receivable became effective.

          "Original Cost" means, with respect to a Non-Mortgage Contract, the "Cash Price" of the related home improvement as specified in the related Contract and, with respect to a Mortgage Contract, the "Cash Price" of the related home improvement plus the aggregate amount of "Other Charges" related to such home improvement, each as specified in the related Contract.

          "Other Conveyed Property" means, with respect to any Receivable, all of the Borrower's right, title and interest in, to and under (i) all monies at any time received or receivable with respect to such Receivable after the applicable Cut-Off Date (as defined in the Purchase and Contribution Agreement),
(ii) any and all agreements, documents, certificates and instruments evidencing the Borrower's security interest or other interest in and to the related Underlying Collateral, including, without limitation, the related Contractor Sale Agreement and, if applicable, Mortgage, (iii) the security interest in the Underlying Collateral related to such Receivable granted by the related Obligor to the Contractor under the related Contract and assigned by the Contractor to FCC and assigned by FCC to the Borrower under the Purchase and Contribution Agreement, (iv) all insurance policies and title insurance policies (and any proceeds therefrom) relating to such Receivable, including rebates of premiums not otherwise due to an Obligor, (v) the related Contract and all other items required to be contained in the related Receivable File and any and all other documents or electronic records that the Borrower keeps on file in accordance with its customary procedures relating to such Receivable, the related Underlying Collateral or the related Obligor, (vi) all property (including the right to receive future Liquidation Proceeds) that secures such Receivable and that has been acquired by or on behalf of the Borrower pursuant to the liquidation of such Receivable, and (vii) all present and future rights, claims, demands, causes and chooses in action in respect of any or all of the foregoing and all payments on or under and all proceeds and investments of any kind and nature in respect of any of the foregoing.

          "Outstanding Balance" means, with respect to any Receivable and the related Contract, as of any date of determination, the "Amount Financed" set forth in such Contract minus all payments made by the Obligor under such Contract which have been applied as principal payments to reduce such "Amount Financed".

          "Overconcentration Amount" means, at any time, without duplication, the sum of:

          (i) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to any one Eligible Third-Party Contractor (together with any Affiliate thereof) at such time exceeds 20% of the sum of the Outstanding Balances of all Eligible Receivables at such time;

          (ii) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Substituted Receivables exceeds 15% of the Outstanding Balances of all Eligible Receivables at any such time;

          (iii) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Non-Mortgage Contracts in the aggregate exceeds 40% of the sum of the Outstanding Balances of all Eligible Receivables at such time;

          (iv) the amount by which the sum of the Outstanding Balances of all Eligible Receivables owed by Obligors with FICO Scores of less than 600 exceeds 20% of the sum of the Outstanding Balances of all Eligible Receivables at such time;

          (v) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Promotional Contracts at such time exceeds 5% of the sum of the Outstanding Balances of all Eligible Receivables at such time;

          (vi) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Promotional Contracts originated by any one Contractor exceeds 10% of the sum of the Outstanding Balances of all Eligible Receivables originated by such Contractor at such time;

          (vii) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Contracts with an original maturity of greater than 15 years exceeds 20% of the sum of the Outstanding Balances of all Eligible Receivables originated by such Contractor at such time; and

          (viii) the amount by which the sum of the Outstanding Balances of all Eligible Receivables related to Contracts as to which a Bankruptcy Event has occurred with respect to the related Obligor and as to which, by order of the bankruptcy court, one or more delinquent payments has been rescheduled for payment on or before the maturity date set forth in such Contracts exceeds $5,000,000.

          "Overdue Payment" means, with respect to a Remittance Period, all payments due in a prior Remittance Period that the Servicer receives from or on behalf of an Obligor during such Remittance Period, including any Servicing Charges.

          "Permitted Investments" means any one or more of the following:

          (i) direct obligations of, or obligations fully guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

          (ii) repurchase obligations (the collateral for which is held by a third party or the Trustee), with respect to any security described in clause (i) above, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by Moody's and S&P in one of their two highest long-term rating categories and if rated by Fitch, in one of its two highest long-term rating categories;

          (iii) certificates of deposit, time deposits, demand deposits and bankers' acceptances of any bank or trust company incorporated under the laws of the United States or any state thereof or the District of Columbia, provided that the short-term commercial paper of such bank or trust company (or, in the case of the principal depository institution in a depository institution holding company, the long-term unsecured debt obligations of the depository institution holding company) at the date of acquisition thereof has been rated by

     Moody's and S&P in their highest short-term rating category, and if rated by Fitch, in its highest short-term rating category;

          (iv) commercial paper (having original maturities of not more than 270 days) of any corporation incorporated under the laws of the United States or any state thereof or the District of Columbia, having a rating, on the date of acquisition thereof, of no less than P-1 by Moody's, A-1 by S&P and F1 if rated by Fitch; and

          (v) money market mutual funds registered under the Investment Company Act of 1940, as amended, having a rating, at the time of such investment, of no less than Aaa by Moody's, AAA by S&P and AAA if rated by Fitch;

provided, that no such instrument shall be a Permitted Investment if such instrument evidences the right to receive either (a) interest only payments with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument, where the principal and interest payments with respect to such instrument provide a yield to maturity exceeding 120% of the yield to maturity at par of such underlying obligation. Each Permitted Investment may be purchased by the Agent's Bank or through an Affiliate of the Agent's Bank.

          "Permitted Liens" means (i) liens in favor of the Agent, for the benefit of the Lender, granted pursuant to the Transaction Documents and (ii) with respect to the Property securing any Contract, a first, second, third or fourth priority lien (as appropriate) on such Property granted by the related Obligor to a Person other than the Servicer prior to the date of the Contract related to such Obligor.

          "Person" means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture, government (or any agency or political subdivision thereof) or other entity.

          "Pledge" means the pledge of any Receivable pursuant to Article II.

          "Pledged Assets" has the meaning assigned to that term in Section
2.15.

          "Pledged Receivables" has the meaning assigned to that term in Section 2.15(a).

          "Promotional Contract" means a Non-Mortgage Contract, in form and substance satisfactory to the Agent, which has a first Scheduled Payment which is due more than 30 days but less than 210 days from the date of the completion of the related home improvement as set forth in the related Completion Certificate; provided, however, that the definition of "Promotional Contracts" shall not include Contracts whereby the first Scheduled Payment thereunder is deferred for ninety (90) days from the date of the completion of the related home improvement as set forth in the related Completion Certificate.

          "Property" means the underlying real property related to a Contract.

          "Purchase and Contribution Agreement" means that certain Purchase and Contribution Agreement, dated as of the date hereof, between FCC, as seller, and the Borrower, as purchaser, together with all instruments, documents and agreements executed in connection therewith, as such Purchase and Contribution Agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms hereof.

          "Purchase Date" has the meaning set forth in the Purchase and Contribution Agreement.

          "Purchased Rate Cap" has the meaning assigned thereto in the Sinking Fund Account Agreement.

          "Rating Agencies" means Moody's and Fitch, if and so long as they have rated and are continuing to rate commercial paper notes of the Lender, or such other nationally recognized statistical rating organizations as may be designated by the Agent.

          "Receivable" means the rights to all payments from an Obligor under, or related to, a Contract including, without limitation, any right to the payment with respect to (i) Scheduled Payments, (ii) any prepayments or overdue payments made with respect to such Scheduled Payments, (iii) any Guaranty Amounts, (iv) any Insurance Proceeds, (v) any Servicing Charges and (vi) any Recoveries.

          "Receivable File" means an Individual Receivable File or a Master Receivables File.

          "Receivables Schedule" has the meaning assigned to that term in the Custodial Agreement.

          "Records" means all documents, books, records and other information (including, without limitation, tapes, disks, punch cards and related property and rights) maintained with respect to Receivables and the related Obligors which the Borrower has itself generated, in which the Borrower has acquired an interest pursuant to the Purchase and Contribution Agreement or in which the Borrower has otherwise obtained an interest.

          "Recoveries" means, for any Remittance Period during which, or any Remittance Period after the date on which, any Receivable becomes a Defaulted Receivable and with respect to such Defaulted Receivable, all payments that the Servicer receives from or on behalf of the related Obligor (or any related guarantor) during such Remittance Period in respect of such Defaulted Receivable, including but not limited to Scheduled Payments, Overdue Payments, Guaranty Amounts and Insurance Proceeds.

          "Related Security" means with respect to any Receivable:

          (i) any and all security interests or liens and property subject thereto from time to time securing or purporting to secure payment of such Receivable;

          (ii) all guarantees, indemnities, warranties, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Receivable; and

          (iii) all proceeds of the foregoing.

          "Release Price" means, with respect to a Pledged Receivable to be released hereunder, an amount equal to the Outstanding Balance of such Pledged Receivable at the time of such release plus all interest accrued thereon pursuant to the related Contract.

          "Remittance Date" means the fifteenth day of each month, or, if such date is not a Business Day, the next succeeding Business Day; provided, that the final Remittance Date shall occur on the Collection Date.

          "Remittance Period" means, (i) as to the initial Remittance Date, the period beginning on, and including, the date of this Agreement and ending on, and including, the last day of the calendar month in which such date shall occur (or such other dates as the Agent and the Borrower may agree) and (ii) as to any subsequent Remittance Date, the period beginning on, and including, the first day of the most recently ended calendar month and ending on, and including, the last day of the most recently ended calendar month; provided, that the final Remittance Period shall begin on, and include, the first day of the then current calendar month and shall end on the Collection Date.

          "Replacement Receivable" has the meaning set forth in Section 2.07 hereof.

          "Required States" shall mean (i) for the period commencing on the date hereof and ending on the six month anniversary from the date hereof, California, Delaware, the District of Columbia, Illinois, Indiana, Iowa, Kansas, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, New Mexico, North Carolina, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Utah, Virginia, Washington or West Virginia, (ii) for the period commencing on the day immediately following the six month anniversary from the date hereof and ending on the nine month anniversary from the date hereof, the states listed in clause
(i) of this definition and the following states: Colorado, Connecticut, Florida, Georgia, Kentucky, Louisiana, Maryland, Nebraska, New Hampshire, New Jersey, New York, Rhode Island, Tennessee and Texas, or (iii) for the period commencing on the day immediately following the nine month anniversary from the date hereof until the Collection Date, all states where, with respect to any Pledged Receivable, the related Obligor and the related Underlying Collateral are located.

          "S&P" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. (or its successors in interest).

          "Scheduled Payments" means, with respect to any Receivable, the periodic payments payable under the terms of the related Contract.

          "Securities Account Agreement" means that certain Securities Account Control Agreement, dated the date of this Agreement, among the Borrower, the Servicer, the Agent's Bank and the Agent, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

          "Servicer" means at any time the Person then authorized, pursuant to
Section 6.01, to service, administer and collect Pledged Receivables.

          "Servicer Advance" has the meaning assigned to such term in Section 6.21.

          "Servicer Default" means the occurrence of any of the following events:

          (i) the failure of the Servicer to deliver any payments, collections or proceeds which it is obligated to deliver under the terms hereof or of any other Transaction Document at the times it is obligated to make such deliveries under the terms hereof or of any other Transaction Document (after giving effect to any applicable grace periods hereunder or under any other Transaction Document);

          (ii) the failure of the Servicer to satisfy any of its reporting, certification, notification or documentation requirements under the terms hereof or of any other Transaction Document or the failure of the Servicer to observe or perform any term, covenant or agreement hereunder or under any other Transaction Document (other than those described in clause (i) above);

          (iii) any representation, warranty or statement of the Servicer made herein or in any other Transaction Document shall prove to be incorrect in any material respect;

          (iv) the occurrence of an Event of Default;

          (v) the occurrence of an Early Amortization Event described in clauses
     (iv), (v) or (vi) of the definition of Early Amortization Events;

          (vi) the occurrence of any Bankruptcy Event in respect of the Servicer;

          (vii) one or more final, non-appealable judgments or decrees for the payment of money in an aggregate amount in excess of $500,000 shall be entered against the Servicer or any of its Subsidiaries and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

          (viii) the Servicer is ordered to pay any amount in excess of $1,000,000, or is enjoined from taking any action, in connection with any action in which the Servicer is named the defendant, if such action contains allegations of fraud, intentional misrepresentation or wrongful conduct on the part of the Servicer in connection with its servicing, lending or organization practices or other wrongdoing that has a material adverse effect on the Servicer's ability to perform its obligations under the Transaction Documents.

          "Servicing Charges" means the sum of (a) all late payment charges paid by Obligors under Contracts after payment in full of any Scheduled Payments due in a prior Remittance Period and Scheduled Payments for the related Remittance Period and (b) any other incidental charges or fees received from an Obligor, including, but not limited to, late fees, collection fees and bounced check charges.

          "Servicing Fee" means, for any Remittance Period, an amount, payable out of Collections on the Pledged Receivables and amounts applied to the payment of, or treated as payments on, the Pledged Receivables, equal to (i) the Servicing Fee Rate multiplied by (ii) the aggregate Outstanding Balance of all Pledged Receivables as of the first day of such Remittance Period.

          "Servicing Fee Rate" means, with respect to the Pledged Receivables, the per annum rate of 1.50%.

          "Servicing Officer" means any officer of the Servicer involved in, or responsible for, the administration and servicing of the Pledged Receivables, whose name appears on a list of servicing officers furnished to the Agent by the Servicer, as such list may from time to time be amended.

          "Sinking Fund Account" has the meaning assigned thereto in the Sinking Fund Account Agreement.

          "Sinking Fund Account Agreement" means that certain Sinking Fund Account Agreement dated the date of this Agreement among the Borrower, the Servicer, the Agent's Bank and the Agent, on behalf of the Lender, as the same may be amended, restated, supplemented or otherwise modified from time to time.

          "Sinking Fund Account Securities Account Control Agreement" means that certain Sinking Fund Account Securities Account Control Agreement, dated the date of this Agreement, among the Borrower, the Servicer, the Agent's Bank and the Agent, as such agreement may from time to time be amended, supplemented or otherwise modified in accordance with the terms thereof.

          "Sinking Fund Collateral" has the meaning assigned thereto in the Sinking Fund Account Agreement.

          "Standby Back-Up Servicer's Fee" means, for any Remittance Period, an amount, payable out of Collections on the Pledged Receivables and amounts applied to the payment of, or treated as payments on, the Pledged Receivables, equal to $250.00 per month.

          "Subordinate Lien Contract" means any Mortgage Contract secured by a Mortgage evidencing other than a first lien on the related Property.

          "Subsequent Borrowing" means a Borrowing which occurs on a Subsequent Borrowing Date.

          "Subsequent Borrowing Date" means each Business Day occurring after the initial Borrowing Date on which the Borrower determines to request an additional Borrowing from the Lender.

          "Subsidiary" of a Person means any corporation, association, partnership, joint venture, limited liability company or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests, is owned or controlled directly or indirectly by such Person, or one or more of the Subsidiaries of such Person, or a combination thereof.

          "Substituted Receivable" has the meaning set forth in Section 2.07 hereof.

          "Take-Out Securitization" means a financing transaction undertaken by the Borrower or an Affiliate of the Borrower or FCC, involving the direct or indirect sale or other conveyance of Receivables, Related Security and the Other Conveyed Property related thereto to a Person that shall privately or publicly sell securities, notes or certificates backed by such Receivables, Related Security and the Other Conveyed Property related thereto.

          "Tangible Net Worth" means, with respect to any Person, the amount calculated in accordance with GAAP as (i) the consolidated net worth of such Person and its consolidated Subsidiaries, plus (ii) to the extent not otherwise included in such consolidated net worth, unsecured subordinated Debt of such Person and its consolidated Subsidiaries, the terms and conditions of which are reasonably satisfactory to the Agent, minus (iii) the consolidated intangibles of such Person and its consolidated Subsidiaries, including, without limitation, goodwill, trademarks, tradenames, copyrights, patents, patent allocations, licenses and rights in any of the foregoing and other items treated as intangibles in accordance with GAAP.

          "Transaction Documents" means this Agreement, the Purchase and Contribution Agreement, the Lockbox Agreement, the Securities Account Agreement, the Fee Letter, the Custodial Agreement, the Securities Account Agreement, the Sinking Fund Account Agreement, Sinking Fund Account Securities Account Control Agreement and each document and instrument related to any of the foregoing.

          "Transition Costs" means any documented expenses and allocated cost of personnel reasonably incurred by the Back-Up Servicer in connection with a transfer of servicing from the Servicer to the Back-Up Servicer as the successor Servicer in an amount not to exceed $25,000.

          "UCC" means the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

          "Underlying Collateral" means, with respect to Mortgage Contracts, the Mortgaged Property (including without limitation, all buildings, fixtures and improvements thereon and all additions, alterations and replacements made at any time with respect thereto) and all other property serving as collateral for the obligations of the Obligor under the related Mortgage Contract and with respect to Non-Mortgage Contracts, the property purchased pursuant to the related Non-Mortgage Contract serving as collateral for the obligations of the Obligor under the related Non-Mortgage Contract.

          "United States" means the United States of America.

          "Unmatured Event of Default" means any event that, if it continues uncured, will, with lapse of time or notice or lapse of time and notice, constitute an Event of Default.

          "US Home" means US Home Systems, Inc., a Delaware corporation.

          "Weighted Average APR" means, with respect to any Pledged Receivables at any time, an amount equal to the weighted average (weighted solely based on the Outstanding Balance of such Receivables at such time) of the Coupon Rates set forth in the Contracts related to such Receivables.

          "Weighted Average FICO" means, with respect to any Pledged Receivables at any time, an amount equal to the weighted average (weighted solely based on the Outstanding Balance of such Receivables at such time) of the FICO Scores of the Obligors related to such Receivables.

          "Weighted Average Remaining Term" means, with respect to any Pledged Receivables and as of any date of determination, the weighted average (weighted solely based on the Outstanding Balances of such Receivables) of the remaining terms of the Contracts related to such Receivables as of such date of determination.

          "Whole Loan Sale" means a financing transaction undertaken by the Borrower or an Affiliate of the Borrower or FCC, involving the direct or indirect sale or other conveyance of Receivables and the Related Security and Other Conveyed Property related thereto, to any Person.

          "Yield" means, with respect to any Fixed Period, the product of:

                YR x L x ED
                         ---
                         360

where:    YR =  the Yield Rate for such Fixed Period;

          L = the aggregate face amount of commercial paper issued by the Lender to fund the Loans Outstanding allocated to such Fixed Period for purposes of calculating that portion of yield attributable to CP Margin or, in the case of Loans Outstanding allocated to such Fixed Period which are not funded by the issuance of commercial paper and for purposes of calculating that portion of Yield not attributable to CP Margin, the aggregate amount of Loans Outstanding allocated to such Fixed Period; and

          ED =  the actual number of days elapsed during such Fixed Period;

provided, however, that (i) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by applicable law and (ii) Yield shall not be considered paid by any distribution if at any time such distribution is required to be rescinded by the Lender to the Borrower or any other Person for any reason including, without limitation, such distribution becoming void or otherwise avoidable under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code.

          "Yield Rate" means, with respect to any Fixed Period for any Loan allocated to such Fixed Period:

          (i) to the extent the Lender will be funding the applicable Loan on the first day of such Fixed Period through the issuance of commercial paper, a rate equal to the CP Rate for such Fixed Period; and

          (ii) to the extent the Lender will not be funding the applicable Loan through the issuance of commercial paper, (x) a rate equal to the Non-CP Rate for such Fixed Period or (y) such other rate as the Agent and the Borrower shall agree to in writing; provided, that, it if the Lender will not be funding the applicable Loan through the issuance of commercial paper solely due to the occurrence of a CP Disruption Event, solely for purposes of determining the Non-CP Rate, clause (i) of the definition of Adjusted Eurodollar Rate shall read "the CP Margin and";

provided, however, that with respect to any Fixed Period (or portion thereof) subsequent to (x) the occurrence of an Early Amortization Event (other than the occurrence of an event described in clause (i) of the definition of Early Amortization Event ) the Yield Rate for any Loan allocated to such Fixed Period (or portion thereof) shall be the Adjusted Eurodollar Rate (or with respect to the occurrence of an event described in clause (i) of the definition of Early Amortization Event the Yield Rate for any Loan allocated to such Fixed Period (or portion thereof) shall be determined in accordance with clauses (i) and (ii) of this defintion) and (y) the occurrence of an Event of Default, the Yield Rate for any Loan allocated to such Fixed Period (or portion thereof) shall be the Default Funding Rate.

          SECTION 1.02 Other Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in
Article 9 of the UCC in the state of New York, and not specifically defined herein, are used herein as defined in such Article 9.

          SECTION 1.03 Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

                                   ARTICLE II.

                            THE RECEIVABLES FACILITY

          SECTION 2.01 Borrowings. On the terms and conditions hereinafter set forth, the Lender shall make Loans to the Borrower secured by Pledged Assets from time to time during the period from the date hereof until the earlier of the Early Amortization Commencement Date or the Facility Maturity Date. Under no circumstances shall the Lender make any Loan if (a) the principal amount of such Loan is less than $250,000, or (b) the effect of such Borrowing would result in, either (i) an Early Amortization Event or an event that but for notice or lapse of time or both would constitute an Early Amortization Event would occur or (ii) the aggregate Facility Amount would exceed the lesser of (A) the Borrowing Limit and (B) the Capital Limit.

          SECTION 2.02 The Initial Borrowing and Subsequent Borrowings. (a) Until the occurrence of the earlier of the Early Amortization Commencement Date and the Facility Maturity Date, the Lender will make Loans on any Business Day at the request of the Borrower, subject to and in accordance with the terms and conditions of Sections 2.01 and 2.02 and subject to the provisions of Article III hereof.

          (b) (i) The initial Borrowing shall be made on at least four (4) Business Days' irrevocable written notice from the Borrower to the Agent and each Subsequent Borrowing shall be made on at least three (3) Business Days' irrevocable written notice from the Borrower to the Agent (any such written notice, a "Notice of Borrowing"), provided that such Notice of Borrowing is received by the Agent no later than 1:00 P.M. (New York City time) on the Business Day of receipt. Any Notice of Borrowing received after 1:00 p.m. (New York City time) shall be deemed received prior to 1:00 P.M. (New York City time) on the following Business Day. Each such Notice of Borrowing shall specify (A) the aggregate amount of such Borrowing, (B) the date of such Borrowing, (C) the requested Fixed Period(s) for such Borrowing and the allocations of Loans to each such requested Fixed Period and (D) the Eligible Receivables to be Pledged in connection with such Borrowing (and upon such Borrowing, such Receivables shall be Pledged Receivables hereunder). The Agent shall notify the Borrower whether the duration of the Fixed Period(s) described in such Notice of Borrowing is acceptable or, if not acceptable, the Agent shall advise the Borrower of such Fixed Period(s) as may be acceptable. On the date of each Borrowing, the Lender shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Borrower on the applicable Borrowing Date, no later than 4:00 P.M. (New York City time), in same day funds, the amount of such Borrowing (net of amounts payable to or for the benefit of the Lender), by payment into the account which the Borrower has designated in writing.

          (ii) Each Notice of Borrowing delivered to the Agent pursuant to this
     Section 2.02(b) shall be accompanied by a copy of a Notice of Pledge (and the Receivables Schedule attached thereto), which was sent to the Custodian pursuant to the terms of the Custodial Agreement in connection with the Pledge of Eligible Receivables to be made in connection therewith.

          (c) The Loans shall bear interest at the applicable Yield Rate.

          (d) Subject to Section 2.20 and the other terms, conditions, provisions and limitations set forth herein, the Borrower may borrow, repay or prepay and reborrow Loans, on and after the date hereof and prior to the earlier to occur of the Facility Maturity Date and the Early Amortization Commencement Date.

          (e) Determinations by the Lender of the existence of any CP Disruption Event (any such determination to be communicated to the Borrower by written notice from the Agent promptly after the Agent learns of such event), or of the effect of any CP Disruption Event on its making or maintaining Loans at the CP Rate, shall be conclusive absent manifest error.

          (f) Determinations by the Lender of the existence of any Eurodollar Disruption Event (any such determination to be communicated to the Borrower by written notice from the Agent promptly after the Agent learns of such event), or of the effect of any Eurodollar Disruption Event on its making or maintaining Loans at the Adjusted Eurodollar Rate, shall be conclusive absent manifest error.

          SECTION 2.03 Facility Maturity Date. Any Loans outstanding on the Facility Maturity Date shall mature on such date. On the Facility Maturity Date, the outstanding principal of all outstanding Loans, if any, and all Yield and all Fees accrued thereon and all other Obligations shall be immediately due and payable (and the Borrower shall pay all such amounts immediately).

          SECTION 2.04 Selection of Fixed Periods. (a) At all times until the earlier to occur of the Early Amortization Commencement Date and the Facility Maturity Date, the Borrower shall, subject to the Agent's and the Lender's approval and the limitations described below, request Fixed Periods and allocations of a portion of the outstanding Loans to each selected Fixed Period, so that all such outstanding Loans are at all times allocated to one or more Fixed Periods. Subject to Section 2.04(c), the Yield Rate to apply to all Loans outstanding shall be the CP Rate. The requested initial Fixed Period applicable to any new Loan arising as a result of a Borrowing shall be requested in the Notice of Borrowing, which shall be delivered in connection with the applicable Subsequent Borrowing. Subject to the next sentence of this Section 2.04, each CP Rollover Fixed Period shall commence on the last day of the immediately preceding Fixed Period, and the duration of such CP Rollover Fixed Period shall be such as the Borrower shall request in a Commercial Paper Remittance Report delivered by Servicer on behalf of Borrower and the Agent shall approve; provided, that such Commercial Paper Remittance Report was received by the Agent not later than 12:30 P.M. (New York City time) on a day at least one Business Day prior to such last day, except that if the Agent shall not have received such report before 12:30 P.M. on such day or the Agent and the Borrower shall not have so mutually agreed before 2:00 P.M. (New York City time) on such day, such CP Rollover Fixed Period shall be one day, and the applicable Yield Rate shall be the CP Rate plus 1.00%; provided that, notwithstanding the foregoing, upon the occurrence and during the continuance of any Event of Default, the Lender may cease to issue commercial paper notes to fund and maintain Loans hereunder, and the applicable Yield Rate for all Fixed Periods in effect at the time of such occurrence shall convert to, and for all Fixed Periods that come into effect during the continuance of any Event of Default shall be, the Default Funding Rate. Any Fixed Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day. Any Fixed Period which commences before the Early Amortization Commencement Date and would otherwise end on a date occurring after the Early Amortization Commencement Date shall end on the Early Amortization Commencement Date. On and after the Early Amortization Commencement Date, the Agent shall have the right to allocate outstanding Loans, if any, to Fixed Periods of such duration as shall be selected by the Agent. The Lender shall, on the first day of each Fixed Period with respect to Loans which accrue Yield at the CP Rate, notify the Agent of the Yield Rate for such Loans.

          (b) References herein to Loans which accrue Yield at the Non-CP Rate being allocated to a Fixed Period shall mean all such Loans that are outstanding during such Fixed Period or a portion thereof.

          (c) So long as no Event of Default or Early Amortization Event shall have occurred and be continuing, each of the Lender and the Agent shall make reasonable efforts to allow Loans to accrue Yield at the CP Rate; provided that neither the Lender nor the Agent shall have any obligation to allow Loans to accrue Yield at the CP Rate upon the occurrence of a CP Disruption Event or upon a determination by the Lender, or the Agent on its behalf, that allowing Loans to accrue Yield at the CP Rate would materially impair its ability to issue commercial paper notes generally or would otherwise be disadvantageous to its business generally.

          SECTION 2.05 Remittance Procedures. The Servicer, as agent for the Agent and the Lender, shall, with the written consent of the Agent, instruct the Agent's Bank, and the Agent may instruct the Agent's Bank, to apply funds on deposit in the Collection Account as described in this Section 2.05. No funds shall be transferred from the Collection Account except in accordance with this
Section 2.05. Notwithstanding any other provision of this Section 2.05, no funds shall be transferred from the Collection Account without the written consent of the Agent.

          (a) Yield and Liquidation Fees. On each Business Day (including any Remittance Date), the Servicer shall, with the written consent of the Agent, and, if the Servicer fails to do so, the Agent may direct the Agent's Bank to, set aside in the Collection Account for transfer at the further direction of the Lender or the Agent or any other duly authorized agent of the Lender (whether on such day or on a subsequent day) collected funds in an amount equal to accrued and unpaid Yield through such day on the Loans not so previously set aside and the amount of any accrued and unpaid Liquidation Fees owed to the Lender on such day. On the last day of each Fixed Period, the Agent shall notify the Servicer of the accrued and unpaid Yield for such Fixed Period and the Servicer shall direct the Agent's Bank to pay collected funds set aside in respect of accrued and unpaid Yield pursuant to this Section 2.05(a) to the Lender (or the designee of the Lender) in respect of payment of such accrued and unpaid Yield for such Fixed Period; provided, however, that (i) in the case of any Loan accruing Yield at the CP Rate, the portion of such Yield attributable to the CP Margin, and
(ii) in the case of any Loan accruing Yield at the Non-CP Rate, all such accrued and unpaid Yield, shall remain set aside in the Collection Account until the next Remittance Date and, at which time, shall be disbursed pursuant to Section 2.05(c). On any Business Day on which an amount is set aside in respect of Liquidation Fees pursuant to this Section 2.05(a), the Agent shall direct the Agent's Bank to pay such funds to the Lender in payment of such Liquidation Fees.

          (b) Fixed Period Loan Principal Repayment. The Servicer shall, with the written consent of the Agent, and if the Servicer fails to do so the Agent may, on the last day of each Fixed Period that is not a Remittance Date, direct the Agent's Bank to transfer collected funds held by the Agent's Bank in the Collection Account on such date, to pay the Agent for the account of the Lender in payment (or partial payment) of the outstanding principal amount of all Loans allocated to such Fixed Period, in an amount equal to the least of (i) the amount of such collected funds held in the Collection Account, (ii) the aggregate outstanding principal amount of Loans allocated to such Fixed Period or, (iii) if no Early Amortization Event shall have occurred and be continuing, an amount equal to the excess, if any, of the Facility Amount immediately prior to such distribution over the lesser of (A) the Capital Limit and (B) the Borrowing Limit (after giving effect to any Borrowing made on such date and any distributions of amounts on deposit in the Collection Account made on such date).

          (c) Remittance Date Transfers From Collection Account. The Servicer shall, with the written consent of the Agent, and if the Servicer fails to do so the Agent may, on each Remittance Date, direct the Agent's Bank to transfer collected funds held by the Agent's Bank in the Collection Account (in excess of the aggregate amounts (except amounts described in clauses (B) and (C) of sub-paragraph (i) below) set aside and/or paid on such Remittance Date pursuant to Section 2.05(a)), in the following amounts and priority:

          (i) to the Agent for the account of the Lender in an amount equal to (and for the pro rata payment of) (A) the Fees which are due and payable on such Remittance Date pursuant to the terms of the Fee Letter, (B) any Yield on any Loan accruing Yield at the CP Rate, which is attributable to the CP Margin and which is accrued and unpaid as of the last day of the preceding Remittance Period and (C) any Yield on any Loan accruing Yield at the Non-CP Rate which is accrued and unpaid as of the last day of the preceding Remittance Period;

          (ii) (A) at any time after the occurrence of a Servicer Default and the appointment of the Back-Up Servicer as the Servicer hereunder, to the Back-Up Servicer in an amount equal to the Active Back-Up Servicer's Fees which are accrued and unpaid as of the last day of the preceding Remittance Period plus any Transition Costs not previously reimbursed to the Back-Up Servicer and (B) at any time prior to the occurrence of a Servicer Default and the appointment of the Back-Up Servicer as the Servicer hereunder, to the Back-Up Servicer in an amount equal to the Standby Back-Up Servicer's Fees which are accrued and unpaid as of the last day of the preceding month;

          (iii) to the Custodian in an amount equal to the Custodian's Fees which were accrued and unpaid as of the last day of the preceding Remittance Period due to the Custodian under the terms of the Custodial Agreement and unpaid as of the last day of the preceding month;

          (iv) to the Agent's Bank in an amount equal to the Agent's Bank Fees which were accrued and unpaid as of the last day of the preceding month;

          (v) to the Agent for the account of the Lender in an amount equal to the Borrowing Base Deficiency (if any) as of such Remittance Date;

          (vi) to the Sinking Fund Account in the amount of any Additional Deposit required pursuant to Section 2.1(d) of the Sinking Fund Account Agreement;

          (vii) without limiting the obligation of the Borrower under the Sinking Fund Agreement, to the Agent for the account of the Agent in an amount equal to (and for repayment of) any funds expended by the Agent to purchase any Purchased Rate Caps which the Borrower failed to purchase in breach of its obligation to do so under the terms of the Sinking Fund Agreement;

          (viii) without limiting the obligation of the Borrower under the Sinking Fund Agreement and at the election of the Agent, to the applicable counterparty (as set forth in the Sinking Fund Agreement) in an amount equal to (and for payment of) any Purchased Rate Caps which the Borrower failed to purchase in breach of its obligation to do so under the terms of the Sinking Fund Agreement;

          (ix) at any time prior to the occurrence of a Servicer Default and the appointment of the Back-Up Servicer as the Servicer hereunder, after giving effect to such payment, to the Servicer in an amount equal to the Servicing Fee which is accrued and unpaid as the last day of the preceding month;

          (x) to the Servicer in an amount equal to any Servicer Advances (and amounts to be reimbursed as Servicer Advances pursuant to Sections 6.11 and
     6.21 hereof) not previously reimbursed to the Servicer;

          (xi) to the Agent, for its own account or for the account of the Lender or any Affected Party, as applicable, in an amount equal to the aggregate amount of all other Obligations then due from the Borrower to the Lender, the Agent or any Affected Party hereunder (other than those specified in clause (xii) below);

          (xii) on or after the occurrence of the Early Amortization Commencement Date, to the Agent for the account of the Lender for the repayment of Loans Outstanding in an amount equal to the lesser of (A) all remaining funds in the Collection Account and (B) an amount necessary to repay the outstanding principal amount of all Loans in full; and

          (xiii) to the Borrower, any remaining amounts.

Upon its receipt of funds pursuant to clauses (i), (v), (xi) and (xii), the Agent shall apply such funds as directed by the Lender or as otherwise provided in this Agreement.

          (d) Borrower Deficiency Payments. Notwithstanding anything to the contrary contained in this Section 2.05 or in any other provision in this Agreement, if, on any day prior to the Collection Date, the Facility Amount shall exceed the Borrowing Limit, then the Borrower shall remit to the Agent, prior to any Borrowing and in any event no later than the close of business of the Agent on such day (or if such day is not a Business Day, no later than the close of business of the Agent on the next succeeding Business Day), a payment (to be applied by the Agent to repay Loans selected by the Agent, in its sole discretion), in such amount as may be necessary to reduce the Facility Amount to an amount less than or equal to the Borrowing Limit. Notwithstanding anything to the contrary contained in this Section 2.05 or in any other provision in this Agreement, if, on any day prior to the Collection Date, the Facility Amount shall exceed the Capital Limit, then the Borrower shall (X) remit to the Agent, prior to any Borrowing and in any event no later than the close of business of the Agent on such day (or if such day is not a Business Day, no later than the close of business of the Agent on the next succeeding Business Day), a payment (to be applied by the Agent to repay Loans selected by the Agent, in its sole discretion), in such amount as may be necessary to reduce the Facility Amount to an amount less than or equal to the Capital Limit or (Y) Pledge additional Eligible Receivables hereunder, prior to any Borrowing and in any event no later than the close of business of the Agent on such day (or if such day is not a Business Day, no later than the close of business of the Agent on the next succeeding Business Day) in such amount as may be necessary to increase the Capital Limit to an amount equal to or greater than the Facility Amount.

          (e) Instructions to the Agent's Bank. All instructions and directions given to the Agent's Bank by the Servicer or the Agent pursuant to this Section
2.05 shall be in writing (including instructions and directions transmitted to the Agent's Bank by telecopy), and such written instructions and directions shall be delivered with a written certification that such instructions and directions are in compliance with the provisions of this Section 2.05. The Servicer shall immediately transmit to the Agent by telecopy a copy of all instructions and directions given to the Agent's Bank by such party pursuant to this Section 2.05. The Agent shall immediately transmit to the Servicer by telecopy a copy of all instructions and directions given to the Agent's Bank by the Agent, pursuant to this Section 2.05.

          (f) Transfers from Collection Account Related to the Sinking Fund Account. The Servicer shall, with the written consent of the Agent, and if the Servicer fails to do so the Agent may, on each Borrowing Date and each other Business Day, if no Remittance Date or Borrowing Date shall have occurred during the four Business Days immediately preceding such Business Day, direct the Agent's Bank to transfer collected funds held by the Agent's Bank in the Collection Account in the following amounts and priority:

          (i) to the Sinking Fund Account in the amount of any Additional Deposit required pursuant to Section 2.1(d) of the Sinking Fund Account Agreement;

          (ii) without limiting the obligations of the Borrower under the Sinking Fund Account Agreement, to the Agent for the account of the Agent in an amount equal to (and for repayment of) any funds expended by the Agent to purchase any Purchased Rate Caps which the Borrower failed to purchase notwithstanding its obligation to do so under the terms of the Sinking Fund Account Agreement; and

          (iii) without limiting the obligations of the Borrower under the Sinking Fund Account Agreement and at the election of the Agent, to the applicable counterparty in an amount equal to (and for payment of) any Purchased Rate Caps which the Borrower failed to purchase notwithstanding its obligation to do so under the terms of the Sinking Fund Account Agreement.

          SECTION 2.06 [Intentionally Omitted.]

          SECTION 2.07 Substitution of Pledged Receivables. (a) The Borrower may, upon two (2) Business Day's prior written notice to the Agent, replace any Receivable as a Pledged Receivable ("Substituted Receivable") so long as (i) simultaneously therewith, the Borrower Pledges (in accordance with all of the terms and provisions contained herein) a Receivable or

Receivables (each, a "Replacement Receivable"), which (A) at the time of such Pledge are Eligible Receivables and (B) which have an aggregate Outstanding Balance that equals or exceeds the Outstanding Balance of the Substituted Receivable being removed, (ii) the Weighted Average Remaining Term of all Pledged Receivables will not increase or decrease by more than three months after giving effect to such replacement, and (iii) if the Substituted Receivable is either a Defaulted Receivable or a Delinquent Receivable at the time of such replacement, the aggregate amount of Outstanding Balances (calculated at the time of replacement) of all Defaulted Receivables and Delinquent Receivables which were replaced in accordance with this Section 2.07 or repurchased by FCC during the period beginning 365 days prior to the date of such replacement and ending on and including the date of such replacement (after giving effect to such replacement) shall not exceed an amount equal to 15% of the Outstanding Balances of all of the Contracts purchased by the Borrower (each such Outstanding Balance determined as of the time of purchase) under the Purchase and Contribution Agreement during such period. Upon the replacement of a Substituted Receivable, such Substituted Receivable shall no longer be a Pledged Receivable for purposes of this Agreement.

          (b) Solely for purposes of calculating the Annualized Default Rate and the Delinquency Rate, (i) Substituted Receivables shall be deemed to be Pledged Receivables for three Remittance Periods following their replacement and (ii) any Substituted Receivable which was a Delinquent Receivable at the time of replacement shall be deemed to have become a Defaulted Receivable as of the date of such replacement.

          SECTION 2.08 [Intentionally Omitted.]

          SECTION 2.09 [Intentionally Omitted.]

          SECTION 2.10 [Intentionally Omitted.]

          SECTION 2.11 Payments and Computations, Etc. (a) All amounts to be paid or deposited by the Borrower or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 1:00 P.M. (New York City time) on the day when due in lawful money of the United States in immediately available funds to the Collection Account or such other account as is designated by the Lender. The Borrower shall, to the extent permitted by law, pay to the Agent interest on all amounts not paid or deposited when due hereunder (whether owing by the Borrower or the Servicer) at the Default Funding Rate payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by applicable law. Such interest shall be for the account of, and distributed by the Agent to, the Lender. Any Obligation hereunder shall not be reduced by any distribution of any portion of Collections if at any time such distribution is rescinded or returned by the Lender to the Borrower or any other Person for any reason. All computations of interest and all computations of Yield, Liquidation Fee and other fees hereunder (including, without limitation, the Fees and the Servicing Fee) shall be made on the basis of a year of 360 days for the actual number of days (including the first but excluding the last day) elapsed.

          (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield, interest or any fee payable hereunder, as the case may be; provided, however, that with respect to the calculation of Yield, such extension of time shall not be included in more than one Fixed Period.

          (c) If any Borrowing requested by the Borrower and approved by the Lender and the Agent pursuant to Section 2.02 or any selection of any Fixed Period requested by the Borrower and approved by the Agent pursuant to Section
2.04 is not for any reason whatsoever, except as a result of the gross negligence or wilful misconduct of the Lender, the Agent or an Affiliate thereof, made or effectuated, as the case may be, on the date specified therefor, the Borrower shall indemnify the Lender against any loss, cost or expense incurred by the Lender related thereto (other than any such loss, cost or expense solely due to the gross negligence or willful misconduct of the Lender, the Agent or an Affiliate thereof), including, without limitation, any loss (including cost of funds and reasonable out-of-pocket expenses), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the Lender to fund Loans or maintain Loans during such Fixed Period. The Lender shall provide to the Borrower documentation setting forth the amounts of any loss, cost or expense referred to in the previous sentence, such documentation to be conclusive absent manifest error.

          SECTION 2.12 Fees. (a) The Borrower shall pay the Lender (either directly or through the Agent) certain fees (the "Fees") in the amounts and on the dates set forth in a fee letter (the "Fee Letter"), dated the date hereof, among the Borrower, FCC, the Agent, and the Lender.

          (b) All of the Fees payable pursuant to this Section 2.12 shall be payable solely from amounts available for application pursuant to, and subject to the priority of payment set forth in, Section 2.05.

          SECTION 2.13 Increased Costs; Capital Adequacy. (a) If, due to either
(i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation, administration or application of any law or regulation (including, without limitation, any law or regulation resulting in any interest payments paid to a Lender under this Agreement being subject to United States withholding tax) or any guideline of any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic or (ii) the compliance with any guideline or request from any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the cost to the Agent, the Lender, or any Affiliate, successor or assign thereof (each of which shall be an "Affected Party") of agreeing to make or making, funding or maintaining any Loan (or any reduction of the amount of any payment (whether of principal, interest, fee, compensation or otherwise) to any Affected Party hereunder), as the case may be, the Borrower shall, from time to time, within ten (10) days after written demand complying with Section 2.13(c) by the Agent, on behalf of such Affected Party, pay to the Agent, on behalf of such Affected Party, additional amounts sufficient to compensate such Affected Party for such increased costs or reduced payments. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a change in the interpretation, administration or application of a guideline subject to this Section 2.13(a).

          (b) If either (i) the introduction of or any change in or in the interpretation, administration or application of any law, guideline, rule or regulation, directive or request or (ii) the compliance by any Affected Party with any law, guideline, rule, regulation, directive or request, from any central bank, any governmental authority or agency or any accounting board or authority (whether or not a part of government) which is responsible for the establishment or interpretation of national or international accounting principles, in each case whether foreign or domestic (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party, as a consequence of its obligations hereunder or any related document or arising in connection herewith or therewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy), by an amount deemed by such Affected Party to be material, then, from time to time, after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis of such demand), the Agent shall be paid, on behalf of such Affected Party (from Collections pursuant to, and subject to the priority of payment set forth in, Section 2.05), such additional amounts as will compensate such Affected Party for such reduction. For the avoidance of doubt, any interpretation of Accounting Research Bulletin No. 51 by the Financial Accounting Standards Board shall constitute a change in the interpretation, administration or application of a guideline subject to this
Section 2.13(b).

          (c) In determining any amount provided for in this Section 2.13, the Affected Party may use any reasonable averaging and attribution methods. The Agent, on behalf of any Affected Party making a claim under this Section 2.13, shall submit to the Borrower a certificate setting forth in reasonable detail the basis for and the computations of such additional or increased costs, which certificate shall be conclusive absent demonstrable error.

          (d) If, as a result of any event or circumstance similar to those described in Section 2.13(a) or 2.13(b), any Affected Party (that is an Issuer) is required to compensate a bank or other financial institution (including, without limitation, DZ BANK) providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement, then, upon demand by the Agent, on behalf of such Affected Party, the Borrower shall pay to the Agent, on behalf of such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

          SECTION 2.14 Collateral Assignment of Agreements. The Borrower hereby collaterally assigns to the Agent, for the benefit of the Lender, all of the Borrower's right and title to and interest in, to and under (but not any obligations under) the Purchase and Contribution Agreement, the Contract, any insurance policies and the Contractor Sale Agreement or the NY Purchase Agreement (as applicable) related to each Pledged Receivable, all other agreements, documents and instruments evidencing, securing or guarantying any Pledged Receivable and all other agreements, documents and instruments related to any of the foregoing (the "Assigned Documents"). Without limiting any obligation of the Servicer hereunder, the Borrower confirms and agrees that the Agent (or any designee thereof, including, without limitation, the Servicer), following an Event of Default or an Early Amortization Event, shall have the right to enforce the

Borrower's rights and remedies under each Assigned Document, but without any obligation on the part of the Agent, the Lender or any of their respective Affiliates to perform any of the obligations of the Borrower under any such Assigned Document. In addition, each of the Servicer and the Borrower confirms and agrees that the Servicer and the Borrower will, upon receipt of notice or discovery thereof, promptly send to the Agent a notice of (i) any breach of any representation, warranty, agreement or covenant under any such Assigned Document or (ii) any event or occurrence that, upon notice, or upon the passage of time or both, would constitute such a breach, in each case, immediately upon learning thereof. The parties hereto agree that such assignment to the Agent shall terminate upon the Collection Date.

          SECTION 2.15 Grant of a Security Interest. To secure the prompt and complete payment when due of the Obligations and the performance by the Borrower of all of the covenants and obligations to be performed by it pursuant to this Agreement, the Borrower hereby (i) collaterally assigns and pledges to the Agent, on behalf of the Lender (and its successors and assigns) and (ii) grants a security interest to the Agent, on behalf of the Lender (and its successors and assigns), in all of the following property whether tangible or intangible and whether now owned or existing or hereafter arising or acquired and wheresoever located (collectively, the "Pledged Assets") and all of the Borrower's right, title and interest in, to and under the Pledged Assets:

          (a) all Receivables purchased by or contributed (or otherwise transferred or pledged pursuant to the terms of the Purchase and Contribution Agreement) to the Borrower under the Purchase and Contribution Agreement from time to time (the "Pledged Receivables"), all Other Conveyed Property related to the Pledged Receivables purchased by or contributed (or otherwise transferred or pledged pursuant to the terms of the Purchase and Contribution Agreement) to the Borrower under the Purchase and Contribution Agreement, all Related Security related to the Pledged Receivables, all interest of the Borrower in all Underlying Collateral related to the Pledged Receivables (together with all security interests in and all of the Borrower's interests in any insurance proceeds related to such Underlying Collateral and all proceeds from the disposition of such Underlying Collateral, whether by sale to the related Obligors or otherwise), all Collections and other monies due and to become due under the Contracts related to the Pledged Receivables received on or after the applicable Cut-Off Date (as defined in the Purchase and Contribution Agreement) for such Pledged Receivables;

          (b) the Assigned Documents, including, in each case, without limitation, all monies due and to become due to the Borrower under or in connection therewith;

          (c) the Collection Account, the Lockbox, the Lockbox Account, the Sinking Fund Account (and the Sinking Fund Collateral) and all other bank and similar accounts relating to Collections with respect to Pledged Receivables (whether now existing or hereafter established) and all funds held therein, and all investments in and all income from the investment of funds in the Collection Account, the Lockbox Account, the Sinking Fund Account (and the Sinking Fund Collateral) and such other accounts;

          (d) the Records relating to any Pledged Receivables;

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

          (e) all UCC financing statements filed by the Borrower against FCC under or in connection with the Purchase and Contribution Agreement;

          (f) all Liquidation Proceeds relating to any Pledged Receivables;

          (g) all Purchased Rate Caps; and

          (h) all proceeds of the foregoing property described in clauses (a) through (g) above, including interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for or on account of the sale or other disposition of any or all of the then existing Pledged Receivables.

          SECTION 2.16 Evidence of Debt. The Lender shall maintain an account or accounts evidencing the indebtedness of the Borrower to the Lender resulting from each Loan owing to the Lender from time to time, including the amounts of principal and interest payable and paid to the Lender from time to time hereunder. The entries made in such account(s) of the Lender shall be conclusive and binding for all purposes, absent manifest error.

          SECTION 2.17 Survival of Representations and Warranties; Repayment Obligations. It is understood and agreed that the representations and warranties set forth in Section 4.01 and Section 4.02 are made and true and correct on the date of this Agreement, at the time of the initial Borrowing, and on each Subsequent Borrowing Date and Remittance Date thereafter. If, as a result of the breach of any of the representations and warranties in Section 4.01 or Section
4.02 or for any other reason there exists or would exist a Borrowing Base Deficiency, the Borrower shall promptly (and, in any case, by the end of business on the Business Day on which such Borrowing Base Deficiency occurred)
(X) repay to the Agent, for the account of the Lender, the portion of the Loans as is necessary to cure such Borrowing Base Deficiency or (Y) Pledge additional Eligible Receivables as is necessary to cure such Borrowing Base Deficiency. The Borrower shall promptly reimburse the Agent and the Lender for any Liquidation Fees in respect of any such repayment.

          SECTION 2.18 Release of Pledged Receivables. (a) Subject to Section
2.20 hereof, upon (i) the repayment of any Loan (including, without limitation, the repayment of any Loan in connection with a Take-Out Securitization or a Whole Loan Sale), the Borrower may obtain the release of any Pledged Receivable and the related Other Conveyed Property or Related Security securing such Loan (including, without limitation, the release of any security interest of the Agent or the Borrower therein) by depositing into an account designated by the Agent the Release Price therefor on the date of such repayment plus, in the case of any such release related to a Whole Loan Sale, the Disposition Fee (as defined in the Fee Letter) payable in connection with such Whole Loan Sale; provided, that the foregoing release shall only be available if, after giving effect thereto and the application of the proceeds thereof in accordance with the terms hereof, there shall not be a Borrowing Base Deficiency or Early Amortization Event, or an event that but for notice or lapse of time or both would constitute an Early Amortization Event or (ii) the substitution of any Pledged Receivable in accordance with Section 2.07, the Borrower may, with the consent of the Agent

(which shall not be unreasonably withheld), obtain the release of such substituted Pledged Receivables and the related Other Conveyed Property or Related Security.

          (b) The Borrower shall notify the Agent of any Release Price to be paid pursuant to this Section 2.18 on the Business Day on which such Release Price shall be paid specifying the Pledged Receivables to be released and the Release Price.

          (c) Promptly after the Collection Date has occurred, the Lender and the Agent, in accordance with their respective interests, shall re-assign and transfer to the Borrower, for no consideration but at the sole expense of the Borrower, their respective remaining interests in the Pledged Assets, free and clear of any Adverse Claim resulting solely from an act by the Lender or the Agent but without any other representation or warranty, express or implied, by or recourse against the Lender or the Agent.

          (d) Upon the request of the Borrower, and at the Borrower's expense, the Agent will execute and deliver such instruments and perform such acts as may be reasonably necessary to carry out the purposes of this Section 2.18.

          SECTION 2.19 Treatment of Amounts Paid by the Borrower. Amounts paid by the Borrower pursuant to Section 2.18 on account of Pledged Receivables shall be treated as payments on Pledged Receivables hereunder.

          SECTION 2.20 Prepayment; Termination. Except as expressly permitted or required herein, including, without limitation, any repayment necessary to cure a Borrowing Base Deficiency and any repayment from Collections on Pledged Receivables (including Collections related to the prepayment of such Pledged Receivables), no Loan may be repaid prior to the Early Amortization Commencement Date without the Agent's prior written consent, which consent may be withheld in the Agent's sole discretion; provided, however, that upon ten (10) Business Days' prior written notice to the Agent, the Borrower may prepay, in part or in whole, the principal of the Loans advanced hereunder in connection with a Take-Out Securitization or a Whole Loan Sale (so long as (i) no selection procedures adverse to the interests of the Agent or the Lender have been utilized by the Borrower in selecting such Receivables for such Take-Out Securitization or Whole Loan Sale and (ii) after giving effect to such Whole Loan Sale the aggregate amount of Receivables sold in connection with Whole Loan Sales during any calendar year shall not exceed $10,000,000). Notwithstanding any other provision hereof, the Borrower shall not terminate this Agreement or any other Transaction Document or reduce the Borrowing Limit prior to the Facility Maturity Date without the Agent's prior written consent, which consent may be withheld in the Agent's sole discretion.

                                  ARTICLE III.

                               CONDITIONS OF LOANS

          SECTION 3.01 Conditions Precedent to Initial Borrowing. The initial Borrowing hereunder is subject to the conditions precedent that:

          (a) the Structuring Fee (as defined in the Fee Letter) shall have been paid in full and all other acts and conditions (including, without limitation, the obtaining of any necessary regulatory approvals and the making of any required filings, recordings or registrations) required to be done and performed and to have happened prior to the execution, delivery and performance of this Agreement and all related documents and to constitute the same legal, valid and binding obligations, enforceable in accordance with their respective terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws; and

          (b) the Agent shall have received on or before the date of such Borrowing the items listed in Schedule I hereto, each in form and substance satisfactory to the Agent and the Lender.

          SECTION 3.02 Conditions Precedent to All Borrowings. Each Borrowing (including the initial Borrowing, except as explicitly set forth below) by the Borrower from the Lender shall be subject to the further conditions precedent that:

          (a) With respect to any such Borrowing (other than the initial Borrowing), on or prior to the date of such Borrowing, the Servicer shall have delivered to the Agent, in form and substance satisfactory to the Agent, the most recent Monthly Remittance Report required by the terms of
     Section 6.12(b);

          (b) On the Borrowing Date of such Borrowing, the following statements shall be true and correct, and the Borrower by accepting any amount of such Borrowing shall be deemed to have certified that:

               (i) the representations and warranties contained in Section 4.01 are true and correct in all material respects, before and after giving effect to the Borrowing to take place on such Borrowing Date and to the application of proceeds therefrom, on and as of such day as though made on and as of such date;

               (ii) no event has occurred and is continuing, or would result from such Borrowing, which constitutes an Early Amortization Event hereunder or an event that but for notice or lapse of time or both would constitute an Early Amortization Event;

               (iii) (a) the principal amount of such Loan being advanced on such Borrowing Date is not less than $250,000 and (b) on and as of such Borrowing Date, after giving effect to such Borrowing, the Facility Amount does not exceed the lesser of (A) the Borrowing Limit and (B) the Capital Limit;

               (iv) (A) the Borrower has delivered to the Agent a copy of the Notice of Borrowing and the related Notice of Pledge (together with the attached Receivables Schedule) pursuant to Section 2.02, each appropriately completed and executed by the Borrower, (B) the Borrower has delivered or caused to have been delivered to the Custodian the Notice of Pledge and each item listed in the definition of Receivable File with respect to the Receivables being Pledged hereunder three (3) or, in the case of the initial Borrowing Date hereunder, six (6) Business Days prior to such Borrowing Date, (C) the Contract related to each Receivable being Pledged hereunder on such Borrowing Date has been duly assigned by FCC to the Borrower and duly assigned by the Borrower to the Agent and (D) by 2:30 P.M. (New York City time) on the Business Day immediately preceding such Borrowing Date, a Collateral Receipt from the Custodian confirming that, inter alia, the Receivable Files received on or before such Business Day conform with the Receivables Schedule delivered to the Custodian and the Agent pursuant to Section 2.02;

               (v) all terms and conditions of the Purchase and Contribution Agreement required to be satisfied in connection with the assignment of each Receivable being Pledged hereunder on such Borrowing Date (and the Other Conveyed Property and Related Security related thereto), including, without limitation, the perfection of the Borrower's interests therein, shall have been satisfied in full, and all filings (including, without limitation, UCC filings) required to be made by any Person and all actions required to be taken or performed by any Person in any jurisdiction to give the Agent, for the benefit of the Lender, a first priority perfected security interest in such Receivables, Related Security and the Other Conveyed Property related thereto and the proceeds thereof shall have been made, taken or performed;

               (vi) (A) the Servicer shall have taken or caused to be taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable perfected, first, second, third or fourth priority (as appropriate) security interest to exist in FCC's favor in the Underlying Collateral securing each Receivable related to a Mortgage Contract being Pledged hereunder on such Borrowing Date, (B) FCC shall have assigned such perfected first, second, third or fourth priority (as appropriate) security interest in the Underlying Collateral related to a Mortgage Contract referred to in clause (A) above (and all proceeds thereof) to the Borrower pursuant to the Purchase and Contribution Agreement and (C) the Borrower shall have assigned such perfected first, second, third or fourth priority (as appropriate) security interest in the Underlying Collateral related to a Mortgage Contract (and the proceeds thereof) referred to in clause
          (A) above to the Agent, for the benefit of the Lender, pursuant to
          Section 2.15 hereof; and

               (vii) the Borrower shall have taken all steps necessary under all applicable law in order to cause to exist in favor of the Agent, for the benefit of the Lender, a valid, subsisting and enforceable first priority perfected security interest in each Receivable being Pledged hereunder on such Borrowing Date and the Borrower's interest in the Underlying Collateral related to each Receivable being Pledged hereunder on such Borrowing Date;

          (c) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Loans by the Lender in accordance with the provisions hereof;

          (d) The Lender shall have received and found to be satisfactory with respect to Pledged Receivables being Pledged in connection with such Borrowing, which have been previously pledged to any lender by FCC, the Borrower or any Affiliate thereof under any other financing facility, evidence of the release of any liens granted in connection with such financing with respect to any such Pledged Receivables; and

          (e) After giving effect to such Borrowing, the Sinking Fund Account shall be funded in the amount required under the Sinking Fund Account Agreement.

          SECTION 3.03 Advances Do Not Constitute a Waiver. No advance of a Loan hereunder shall constitute a waiver of any condition to the Lender's obligation to make such an advance unless such waiver is in writing and executed by the Lender.

                                   ARTICLE IV.

                         REPRESENTATIONS AND WARRANTIES

          SECTION 4.01 Representations and Warranties of the Borrower. The Borrower hereby represents and warrants, as of the date hereof, on each Borrowing Date, on each Remittance Date and on the first day of each CP Rollover Fixed Period, as follows:

          (a) Each Receivable designated as an Eligible Receivable on any Borrowing Base Certificate, Monthly Remittance Report or Commercial Paper Remittance Report is an Eligible Receivable as of such date. Each Receivable included as an Eligible Receivable in any calculation of the Capital Limit or the Eligible Receivables Balance is an Eligible Receivable as of such date.

          (b) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the power and all licenses and permits in the Required States necessary to own its assets and to transact the business in which it is engaged and is duly qualified and in good standing under the laws of each jurisdiction where the transaction of such business or its ownership of the Pledged Receivables requires such qualification.

          (c) The Borrower has the power, authority and legal right to make, deliver and perform this Agreement and each of the Transaction Documents to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each of the Transaction Documents to which it is a party, and to grant to the Agent, for the benefit of the Lender, a first priority perfected security interest in the Pledged Assets on the terms and conditions of this Agreement. This Agreement and each of the Transaction Documents to which the Borrower is a party constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Borrower of this Agreement or any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any such Transaction Document or the Pledged Receivables, other than such as have been met or obtained.

          (d) The execution, delivery and performance of this Agreement and all other agreements and instruments executed and delivered or to be executed and delivered pursuant hereto or thereto in connection with the Pledge of the Pledged Assets will not (i) create any Adverse Claim on the Pledged Assets or (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Borrower or any contract or other agreement to which or the Borrower is a party or by which the Borrower or any property or assets of the Borrower may be bound.

          (e) No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of the Borrower, threatened against the Borrower or any properties of Borrower or with respect to this Agreement, which could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Borrower or which would draw into question the validity of this Agreement, any Transaction Document to which the Borrower is a party or any of the other applicable documents forming part of the Pledged Assets.

          (f) In selecting the Receivables to be Pledged pursuant to this Agreement, no selection procedures were employed which were intended to be adverse to the interests of the Lender.

          (g) The grant of the security interest in the Pledged Assets by the Borrower to the Agent, for the benefit of the Lender pursuant to this Agreement, is in the ordinary course of business for the Borrower and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. No such Pledged Assets have been sold, transferred, assigned or pledged by the Borrower to any Person, other than the Pledge of such Assets to the Agent, for the benefit of the Lender, pursuant to the terms of this Agreement except for Pledged Assets which have been previously sold or pledged to a third party to the extent that (i) such transaction has been disclosed to the Agent in writing and (ii) any ownership interest, security interest and/or other interest of such third party in such Pledged Assets have been terminated and released in a manner acceptable to the Agent prior to its Pledge hereunder.

          (h) The Borrower has no Debt or other indebtedness other than Debt incurred under (or contemplated by) the terms of the Transaction Documents.

          (i) The Borrower has been formed solely for the purpose of engaging in transactions of the types contemplated by this Agreement.

          (j) No injunction, writ, restraining order or other order of any nature adversely affects the Borrower's performance of its obligations under this Agreement or any Transaction Document to which the Borrower is a party.

          (k) The Borrower has filed (on a consolidated basis or otherwise) on a timely basis all tax returns (including, without limitation, all foreign, federal, state, local and other tax returns) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Borrower. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Borrower, as applicable, in connection with the execution and delivery of this Agreement and the other Transaction Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due.

          (l) The chief executive office of the Borrower (and the location of the Borrower's records regarding the Pledged Receivables (other than those delivered to the Custodian)) is located at 12740 Hillcrest Drive (Suite
     240), Dallas, Texas 75230.

          (m) The Borrower's legal name is as set forth in this Agreement; other than as disclosed on Schedule II hereto (as such schedule may be updated from time to by the Agent upon receipt of a notice delivered to the Agent pursuant to Section 6.20), the Borrower has not changed its name since its incorporation; the Borrower does not have tradenames, fictitious names, assumed names or "doing business as" names other than as disclosed on
     Schedule II hereto (as such schedule may be updated from time to by the Agent upon receipt of a notice delivered to the Agent pursuant to Section 6.20).

          (n) The Borrower is solvent and will not become insolvent after giving effect to the transactions contemplated hereby; the Borrower is paying its debts as they become due; and the Borrower, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

          (o) The Borrower has no Subsidiaries.

          (p) The Borrower has given fair consideration and reasonably equivalent value in exchange for the sale of the Pledged Receivables by FCC under the Purchase and Contribution Agreement.

          (q) No Monthly Remittance Report, Borrowing Base Certificate or Commercial Paper Remittance Report (each if prepared by the Borrower or to the extent that information contained therein is supplied by the Borrower), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Borrower to the Agent or the Lender in connection with this Agreement is or will be inaccurate in any respect as of the date it is or shall be dated or (except as otherwise disclosed in writing to the Agent or the Lender, as the case may be, at such time) as of the date so furnished, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          (r) No proceeds of any Loans will be used by the Borrower to acquire any security in any transaction, which is subject to Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

          (s) There are no agreements in effect adversely affecting the rights of the Borrower to make, or cause to be made, the grant of the security interest in the Pledged Assets contemplated by Section 2.15.

          (t) The Borrower is not an "investment company" or an "affiliated person" of or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor is the Borrower otherwise subject to regulation thereunder.

          (u) No Event of Default or Unmatured Event of Default has occurred and is continuing.

          (v) Each of the Pledged Receivables was underwritten and is being serviced in conformance with the Servicer's standard underwriting, credit, collection, operating and reporting procedures and systems (including, without limitation, the Credit and Collection Policy).

          (w) The Borrower is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

          (x) There is not now, nor will there be at any time in the future, any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth herein), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

          SECTION 4.02 Representations and Warranties of the Servicer. The Servicer (so long as the Servicer is not the Back-Up Servicer as successor Servicer) hereby represents and warrants, as of the date hereof, on each Borrowing Date, on each Remittance Date and on the first day of each CP Rollover Fixed Period, as follows:

          (a) Each Receivable designated as an Eligible Receivable on any Borrowing Base Certificate, Monthly Remittance Report or Commercial Paper Remittance Report is an Eligible Receivable. Each Receivable included as an Eligible Receivable in any calculation of the Capital Limit or the Eligible Receivables Balance is an Eligible Receivable.

          (b) The Servicer is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the power and all licenses necessary to own its assets and to transact the business in which it is engaged (which includes servicing Receivables on behalf of third parties and itself) and is duly qualified and in good standing under the laws of each jurisdiction where its servicing of the Pledged Receivables requires such qualification.

          (c) The Servicer has the power, authority and legal right to make, deliver and perform this Agreement and each of the Transaction Documents to which it is a party and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and each of the Transaction Documents to which it is a party. This Agreement and each of the Transaction Documents to which the Servicer is a party constitutes the legal, valid and binding obligation of the Servicer, enforceable against it in accordance with their respective terms, except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors' rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by the Servicer of this Agreement or any Transaction Document to which it is a party or the validity or enforceability of this Agreement or any such Transaction Document, other than such as have been met or obtained.

          (d) The execution, delivery and performance of this Agreement by the Servicer and all other agreements and instruments executed and delivered or to be executed and delivered by the Servicer pursuant hereto or thereto in connection with the Pledge of the Pledged Assets will not (i) create any Adverse Claim on the Pledged Assets or (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of incorporation or by-laws of the Servicer or any material contract or other agreement to which the Servicer is a party or by which the Servicer or any of its property or assets may be bound.

          (e) No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of the Servicer, threatened against the Servicer or any properties of the Servicer or with respect to this Agreement, which could reasonably be expected to have a material adverse effect on the business, assets or financial condition of the Servicer or which would draw into question the validity of this Agreement, any Transaction Document to which the Servicer is a party.

          (f) No injunction, writ, restraining order or other order of any nature adversely affects the Servicer's performance of its obligations under this Agreement or any Transaction Document to which the Servicer is a party.

          (g) The Servicer has filed (on a consolidated basis or otherwise) on a timely basis all tax returns (including, without limitation, all foreign, federal, state, local and other tax returns) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Servicer. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Servicer in connection with the execution and delivery of this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due.

          (h) The chief executive office of the Servicer (and the location of the Servicer's records regarding the Pledged Receivables (other than those delivered to the Custodian)) is located at 12740 Hillcrest Drive (Suite
     240), Dallas, Texas 75230.

          (i) The Servicer's legal name is as set forth in this Agreement; other than as disclosed on Schedule II hereto (as such schedule may be updated from time to by the Agent upon receipt of a notice delivered to the Agent pursuant to Section 6.20), the Servicer has not changed its name since its formation; the Servicer does not have tradenames, fictitious names, assumed names or "doing business as" names other than as disclosed on Schedule II hereto (as such schedule may be updated from time to by the Agent upon receipt of a notice delivered to the Agent pursuant to Section 6.20).

          (j) The Servicer is solvent and will not become insolvent after giving effect to the transactions contemplated hereby; the Servicer is paying its debts as they become due; and the Servicer, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

          (k) As of the date hereof and as of the date of delivery of any Monthly Remittance Report, Borrowing Base Certificate or Commercial Paper Remittance Report, no Monthly Remittance Report, Borrowing Base Certificate or Commercial Paper Remittance Report (each if prepared by the Servicer or to the extent that information contained therein is supplied by the Servicer), information, exhibit, financial statement, document, book, record or report furnished or to be furnished by the Servicer to the Agent or the Lender in connection with this Agreement is or will be inaccurate in any material respect, and no such document contains or will contain any material misstatement of fact or omits or shall omit to state a material fact or any fact necessary to make the statements contained therein not misleading.

          (l) The Servicer is not an "investment company" or an "affiliated person" of or "promoter" or "principal underwriter" for an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended, nor is the Servicer otherwise subject to regulation thereunder.

          (m) No Servicer Default has occurred and is continuing.

          (n) Each of the Pledged Receivables was underwritten and is being serviced in conformance with Servicer's standard underwriting, credit, collection, operating and reporting procedures and systems (including, without limitation, the Credit and Collection Policy).

          (o) Any Computer Tape or Listing made available by the Servicer to the Agent was complete and accurate in all material respects as of the date on which such Computer Tape or Listing was made available.

          (p) The Servicer is in compliance with ERISA and has not incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

          (q) There is not now, nor will there be at any time in the future, any agreement or understanding between the Servicer and the Borrower (other than as expressly set forth herein), providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

          SECTION 4.03 Resale of Receivables Upon Breach of Covenant or Representation and Warranty by Borrower. The Borrower or the Servicer, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the representations, warranties and/or covenants contained in Section 4.01 or Section 4.02; provided, however, that the failure to provide any such notice shall not diminish, in any manner whatsoever, any obligation of the Borrower under this Section 4.03 to sell any Pledged Receivable. Upon the discovery by or notice to the Borrower of any such breach that also constitutes a FCC Purchase Event under and as defined in the Purchase and Contribution Agreement, the Borrower shall (if, after giving effect to any reduction in the Eligible Receivables Balance caused by such breach, a Borrowing Base Deficiency exists) have an obligation to, and the Borrower shall, resell to FCC pursuant to the Purchase and Contribution Agreement (and the Agent may enforce such obligation of the Borrower to sell) any Pledged Receivable adversely affected by any such breach. The Servicer shall notify the Agent promptly, in writing, of any failure by the Borrower to so resell any such Pledged Receivable. In connection with the resale of such Pledged Receivable, the Borrower shall remit funds in an amount equal to the Release Price for such Pledged Receivable to the Collection Account on the date of such resale. It is understood and agreed that the obligation of the Borrower to resell to FCC, and the obligation of FCC to repurchase, any Receivables which are adversely effected by a FCC Purchase Event is not intended to, and shall not, constitute a guaranty of the collectibility or payment of any Receivable which is not collected, not paid or uncollectible on account of the insolvency, bankruptcy, or financial inability to pay of the related Obligor.

                                   ARTICLE V.

               GENERAL COVENANTS OF THE BORROWER AND THE SERVICER

          SECTION 5.01 General Covenants. (a) The Borrower will observe all corporate procedures required by its certificate of incorporation, by-laws and the laws of its jurisdiction of incorporation. The Borrower will maintain its corporate existence in good standing under the laws of its jurisdiction of incorporation and will promptly obtain and thereafter maintain qualifications to do business as a foreign corporation in any other state in which it does business and in which it is required to so qualify under applicable law.

          (b) The Borrower will at all times ensure that (i) its board of directors acts independently and in its interests and in the interest of its creditors, (ii) it shall at all times maintain at least two independent directors, each of whom (A) is not currently and have not been during the five
(5) years preceding the date of this Agreement an officer, director or employee of the Borrower or an Affiliate thereof and (B) is not a holder of any equity interest of the Borrower or an Affiliate thereof, (iii) its assets are not commingled with those of FCC or any other Affiliate of the Borrower, (iv) its board of directors duly authorizes all of its corporate actions, (v) it maintains separate and accurate records and books of account and such books and records are kept separate from those of FCC and any other Affiliate of the Borrower and (vi) it maintains minutes of the meetings and other proceedings of the shareholders and the board of directors. Where necessary, the Borrower will obtain proper authorization from its shareholders for corporate action.

          (c) The Borrower will pay its operating expenses and liabilities from its own assets.

          (d) The Borrower will not have any of its indebtedness guaranteed by FCC or any Affiliate of FCC. Furthermore, the Borrower will not hold itself out, or permit itself to be held out, as having agreed to pay or as being liable for the debts of FCC, and the Borrower will not engage in business transactions with FCC, except on an arm's-length basis. The Borrower will not hold FCC out to third parties as other than an entity with assets and liabilities distinct from the Borrower. The Borrower will cause any of its financial statements consolidated with those of FCC to state that the Borrower is a separate corporate entity with its own separate creditors who, in any liquidation of the Borrower, will be entitled to be satisfied out of the Borrower's assets prior to any value in the Borrower becoming available to the Borrower's equity holders. The Borrower will not act in any other matter that could foreseeably mislead others with respect to the Borrower's separate identity.

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

          (e) In its capacity as Servicer, FCC will, to the extent necessary, maintain separate records on behalf of and for the benefit of the Agent and the Lender, act in accordance with instructions and directions, delivered in accordance with the terms hereof, from the Borrower, the Agent and/or the Lender in connection with its servicing of the Pledged Receivables hereunder, and will ensure that, at all times when it is dealing with or in connection with the Pledged Receivables in its capacity as Servicer, it holds itself out as Servicer, and not in any other capacity.

          (f) The Servicer (if FCC or an Affiliate thereof) shall, to the extent required by applicable law, disclose all material transactions associated with this transaction in appropriate regulatory filings and public announcements. The annual financial statements of FCC (including any consolidated financial statements) shall disclose the effects of the transactions contemplated by the Purchase and Contribution Agreement as a sale or capital contribution of Receivables, Related Security and Other Conveyed Property to the Borrower, and the annual financial statements of the Borrower shall disclose the effects of the transactions contemplated by this Agreement as a loan to the extent required by and in accordance with GAAP, it being understood that the Loans to the Borrower under this Agreement will be treated as debt on the consolidated financial statements of FCC.

          (g) The Borrower shall take all other actions necessary to maintain the accuracy of the factual assumptions set forth in the legal opinions of Andrews & Kurth L.L.P., as special counsel to FCC and the Borrower, issued in connection with the Purchase and Contribution Agreement and relating to the issues of substantive consolidation and true conveyance of the Pledged Receivables.

          (h) Except as otherwise provided herein or in any other Transaction Document, neither the Borrower nor the Servicer shall sell, assign (by operation of law or otherwise) or otherwise dispose of, or create or suffer to exist any Adverse Claim upon or with respect to, any Pledged Receivable, any Collections related thereto or any other Pledged Assets related thereto, or upon or with respect to any account to which any Collections of any Receivable are sent, or assign any right to receive income in respect thereof. Except as otherwise provided herein or in any other Transaction Document, the Borrower shall not create or suffer to exist any Adverse Claim upon or with respect to any of the Borrower's assets. Except as otherwise provided herein or in any other Transaction Document, the Servicer shall not create, or permit any action to be taken by any Person to create, any Adverse Claim upon or with respect to any of the Borrower's assets.

          (i) The Borrower will not merge or consolidate with, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions), all or substantially all of its assets (whether now owned or hereafter acquired) other than, with respect to asset dispositions in connection with a Take-Out Securitization or a Whole Loan Sale, or acquire all or substantially all of the assets or capital stock or other ownership interest of any Person without the prior written consent of the Agent.

          (j) The Borrower will not account for or treat (whether in financial statements or otherwise) the transactions contemplated by the Purchase and Contribution Agreement in any manner other than a sale or capital contribution and absolute assignment of Receivables, Related Security and Other Conveyed Property by FCC to the Borrower constituting a "true conveyance" for bankruptcy purposes, it being understood that the Loans to the Borrower under this Agreement will be treated as debt on the consolidated financial statements of FCC.

          (k) The Borrower will not amend, modify, waive or terminate any terms or conditions of the Purchase and Contribution Agreement without the written consent of the Agent, and shall perform its obligations thereunder.

          (l) The Borrower will not amend, modify or otherwise make any change to its certificate of incorporation or by-laws without the consent of the Agent.

          (m) Neither the Borrower nor the Servicer will make or allow to be made any amendment to the Credit and Collection Policy without the prior written consent of the Agent.

          (n) If the Borrower or the Servicer receive any Collections, the Borrower or the Servicer, as applicable, will remit such Collections to the Collection Account within one (1) Business Day of the Borrower's or the Servicer's receipt thereof.

          (o) The Servicer and the Borrower shall cause the Obligor of each Pledged Receivable to remit all Collections owed by such Obligor to the Lockbox or by wire transfer to the Lockbox Account (and shall ensure that only funds constituting Collections shall be deposited into the Lockbox Account). The Agent shall cause (i) the Lockbox Bank to deposit all Collections in the Lockbox into the Lockbox Account on each Business Day and (ii) the Lockbox Bank to remit all Collections on deposit in the Lockbox Account to the Collection Account on each Business Day.

          (p) The Borrower shall deliver or cause to be delivered to the Custodian six (6) Business Days prior to the initial Borrowing Date hereunder and three (3) Business Days prior to any subsequent Borrowing Date hereunder a Notice of Pledge and each item listed in the definition of Receivable File with respect to the Receivables being Pledged hereunder on such Borrowing Date.

          (q) The Borrower shall deliver to the Agent on each Purchase Date a copy of the Assignment delivered to it on such Purchase Date.

          (r) Each of the Servicer (and, if the Servicer is not FCC or an Affiliate thereof, upon the Servicer gaining knowledge thereof) and the Borrower shall promptly notify the Agent of the occurrence of any Servicer Default, Event of Default or Early Amortization Event.

          (s) Each of the Servicer and the Borrower shall, at their expense, cooperate and take all actions reasonably requested by the Agent in connection with obtaining a shadow rating with respect to the financing facility provided for hereunder, including, without limitation providing to each of the Rating Agencies all information requested by such Rating Agencies.

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

          (t) The Borrower shall (i) on or prior to the nine month anniversary from the date hereof, deliver to the Agent an Opinion of Counsel, addressed and acceptable to the Agent, stating that the Borrower has obtained all licenses and permits necessary with respect to the ownership of the Receivables, Related Rights and Other Conveyed Property by the Borrower and the performance of its obligations contemplated herein and (ii) after the nine month anniversary from the date hereof and prior to the Conveyance under the Purchase and Contribution Agreement of any Receivables originated in any states which were not addressed in the aforementioned opinion, deliver to the Agent an Opinion of Counsel with respect to such states, addressed and acceptable to the Agent, stating (x) that the Borrower has obtained all licenses and permits necessary with respect to the ownership of such Receivables, Related Rights and Other Conveyed Property by the Borrower and the performance of its obligations of the transactions contemplated herein, (y) that FCC has obtained all licenses and permits necessary with respect to the ownership of such Receivables, Related Rights and Other Conveyed Property by FCC and the performance of its obligations contemplated herein and
(z) stating that the Agent and the Lender are exempt from federal, state and local licensing and permit requirements with respect to the transaction contemplated herein.

          (u) (i) The Borrower shall obtain, and shall take all actions necessary to maintain, all licenses and permits necessary to own its assets and to transact the business in which it is engaged in the Required States, and (ii) the Servicer shall obtain, and shall take all actions necessary to maintain, all licenses and permits necessary to own its assets and to transact the business in which it is engaged, with the understanding that the Borrower and the Servicer each hereby agree that, in the event that each of the licenses applied for by either of them in the States of Connecticut, Georgia, Indiana, Missouri, New Hampshire, New York and Tennessee (collectively, the "Application States") have not been received within forty-five (45) days after the date hereof, any Receivables relating to Obligors located in any of the Application States for which such license has not been received, will not be Eligible Receivables hereunder, until such time as such license has been received..

                                   ARTICLE VI.

                 ADMINISTRATION AND SERVICING; CERTAIN COVENANTS

          SECTION 6.01 Appointment and Designation of the Servicer. (a) The Borrower, the Lender and the Agent hereby appoint the Person designated by the Agent from time to time (with the approval of the Lender), pursuant to this
Section 6.01 (the "Servicer"), as their agent to service, administer and collect the Pledged Receivables and otherwise to enforce their respective rights and interests in and under the Pledged Receivables and the other Pledged Assets. The Servicer shall collect such Pledged Receivables under the conditions referred to above by means of the collection procedures as set forth in the Credit and Collection Policy, to the extent consistent with the provisions of this Article
VI. Unless otherwise specified by the Borrower, the Servicer's authorization under this Agreement shall terminate on the Collection Date. Until the Agent gives notice to the Borrower of a designation of a new Servicer upon the occurrence and during the continuance of any Servicer Default, or consents in writing to the appointment by the Borrower of a

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

new Servicer, FCC is hereby designated as, and hereby agrees to perform the duties and obligations of, the Servicer, pursuant to the terms hereof at all times until the earlier of the Agent's designation of a new Servicer (upon the occurrence and during the continuance of any Servicer Default), the delivery by the Agent of its written consent to the appointment by the Borrower of a new Servicer or the Collection Date. Upon the occurrence and during the continuance of any Servicer Default, the Agent may at any time (with the approval of the Lender) designate as Servicer any Person to succeed FCC or any successor Servicer, on the condition in each case that any such Person so designated shall agree to perform the duties and obligations of the Servicer pursuant to the terms hereof. Each of the Borrower and FCC hereby grants to any successor Servicer an irrevocable power of attorney to take any and all steps in the Borrower's, FCC's or the Servicer's name, as applicable, and on behalf of the Borrower or FCC, necessary or desirable, in the determination of such successor Servicer, to service, administer or collect any and all Pledged Receivables.

          (b) The Servicer is hereby authorized to act for the Borrower and the Agent and, in such capacity, shall manage, service, administer and make collections on the Pledged Receivables and perform the other actions required by the Servicer under this Agreement for the benefit of the Agent and the Lender. The Servicer agrees that its servicing of the Pledged Receivables shall be carried out in accordance with customary and usual procedures of institutions which service home improvement contracts and receivables and, to the extent more exacting, the degree of skill and attention that the Servicer exercises from time to time, with respect to all comparable home improvement contracts and receivables that it services for itself or others (or that it formerly serviced for itself or others) in accordance with the Credit and Collection Policy (or if the Back-Up Servicer has been appointed as Servicer, the Back-Up Servicer's customary collection policies) and, to the extent more exacting, the requirements of this Article VI. The Servicer's duties shall include, without limitation, collecting and posting of all Collections, responding to inquiries of Obligors on the Pledged Receivables, investigating delinquencies, sending invoices, payment statements or payment books to Obligors, reporting any required tax information to Obligors, policing the Underlying Collateral, enforcing the terms of the Contracts (and any documents related thereto) related to any Pledged Receivables, complying with the terms of the Lockbox Agreement, accounting for Collections, furnishing monthly and annual statements to the Agent with respect to distributions and performing the other duties specified herein.

          (c) To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall have full power and authority, acting alone, to do any and all things in connection with such managing, servicing, administration and collection that it may deem necessary or desirable. The Servicer is authorized to release liens on Underlying Collateral in order to collect insurance proceeds with respect thereto and to liquidate such Underlying Collateral in accordance with its customary standards, policies and procedures; provided, however, that, notwithstanding the foregoing, the Servicer shall not, (i) except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount under any Pledged Receivable or (ii) waive the right to collect the unpaid balance of any Pledged Receivable from such Obligor, except that, subject to Section 6.02(a), the Servicer may forego collection efforts if the amount which the Servicer, in its reasonable judgment, expects to realize in connection with such collection efforts is determined by the Servicer, in its reasonable judgment, to be less than the reasonably expected costs of pursuing such collection efforts and if the Servicer would forego such collection efforts in accordance with its customary procedures. The Servicer is hereby authorized to commence, in its own name (in its capacity as Servicer), if possible, or in the name of the Borrower, the Agent or the Lender (provided that if the Servicer is acting in the name of the Borrower, the Agent or the Lender, the Servicer shall have obtained the Borrower's, the Agent's or the Lender's consent, as the case may be, which consent shall not be unreasonably withheld), a legal proceeding to enforce any Pledged Receivable (or any terms or provisions of the related Contract) or to commence or participate in any other legal proceeding (including, without limitation, a bankruptcy proceeding) relating to or involving a Pledged Receivable or any related Contract, Obligor or Underlying Collateral. If the Servicer commences or participates in such a legal proceeding in its own name, the Borrower, the Agent or the Lender, as the case may be, shall thereupon be deemed to have automatically assigned such Pledged Receivable to the Servicer solely for purposes of commencing or participating in any such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Borrower, the Agent or the Lender, as the case may be, to execute and deliver in the Servicer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. The Borrower, the Agent or the Lender, as the case may be, shall furnish the Servicer with any powers of attorney and other documents which the Servicer may reasonably request in writing and which the Servicer deems necessary or appropriate and take any other steps which the Servicer may deem necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement. If, however, in any suit or legal proceeding it is held that the Servicer may not prosecute such suit or legal proceeding on the grounds that it is not an actual party in interest or a holder entitled to enforce such suit or legal proceeding, the Borrower shall take such steps as the Servicer deems necessary to prosecute such suit or legal proceeding, including bringing suit in its name.

          SECTION 6.02 Collection of Receivable Payments; Modification and Amendment of Receivables. (a) Consistent with and subject to the standards, policies and procedures required by this Agreement, the Servicer shall collect all payments called for under the terms and provisions of the Contracts related to the Pledged Receivables (and the terms and provisions of any documents related thereto) as and when the same shall become due and shall follow such collection procedures with respect to the Pledged Receivables and the related Contracts and insurance policies as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Lender with respect thereto.

          (b) The Servicer may not grant payment extensions or deferments on any such Contract or permit any other modifications or amendments to any such Contract (except to the extent that the effect of such payment extensions or deferments or modifications or amendments with respect to any such Contract does not have an adverse effect on the value, collectibility or credit risk associated with any such Pledged Receivable related to such Contract); provided, that if an Obligor payment falls due on any day which is not a Business Day, the Servicer may grant a payment extension to the next Business Day.

          (c) The Servicer shall remit all Collections received directly by the Servicer to the Collection Account, without deposit into any intervening account as soon as practicable, but in no event later than the end of the next business on the Business Day of receipt thereof.

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

          SECTION 6.03 Realization Upon Receivables. Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall, in accordance with the Servicer's customary policies and procedures and the Credit and Collection Policy, use its best efforts to collect on, foreclose upon (or otherwise comparably convert the ownership of) or liquidate any Underlying Collateral securing a Pledged Receivable within 10 days of an uncured failure of the related Obligor to make any payment which it is obligated to make under the related Contract or an earlier date that would be customary under the circumstances involved and, in any case, in a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Borrower and the Lender with respect thereto; provided, however, that the Servicer need not foreclose upon (or otherwise comparably convert the ownership of) and liquidate the Underlying Collateral securing such a Pledged Receivable if, in the reasonable opinion of the Servicer, (a) such action would not be in the best interests of the Borrower and the Lender with respect thereto, or (b) the value of such Underlying Collateral does not exceed by more than an insignificant amount the cost to foreclose upon (or otherwise comparably convert the ownership of) and liquidate such Underlying Collateral. The Servicer is further authorized to follow such customary practices and procedures as it shall deem necessary or advisable, consistent with the standard of care required by Section 6.01, which practices and procedures may include reasonable efforts to realize upon any guaranties, selling the related Underlying Collateral at public or private sale, the submission of claims under an Insurance Policy and other actions by the Servicer in order to realize upon such Pledged Receivable. The foregoing is subject to the provision that, in any case in which the Underlying Collateral shall have suffered damage, the Servicer shall not expend funds in connection with any repair or towards the repossession of such Underlying Collateral, unless it shall determine in its discretion that such repair and/or repossession shall increase the proceeds of liquidation of the related Pledged Receivable by an amount greater than the amount of such expenses. All Liquidation Proceeds shall be remitted directly by the Servicer to the Collection Account without deposit into any intervening account as soon as practicable, but in no event later than one (1) Business Day after receipt thereof. The Servicer shall pay on behalf of the Borrower any taxes assessed on repossessed Underlying Collateral, and the Servicer shall be entitled to reimbursement of any such tax as a Servicer Advance.

          SECTION 6.04 [Intentionally Omitted.]

          SECTION 6.05 Maintenance of Security Interests in Underlying Collateral. (a) The Servicer and the Borrower shall take all steps necessary, under all applicable law, in order to (i) cause a valid, subsisting and enforceable first priority perfected security interest to exist in favor of the Agent (for the benefit of the Lender) in the Borrower's interests in the Underlying Collateral, all Other Conveyed Property and all Related Security related to each Receivable (and the proceeds thereof) being Pledged hereunder, to secure a Loan on the Borrowing Date thereof including the filing of a UCC financing statement in the applicable jurisdiction adequately describing the Underlying Collateral, Other Conveyed Property and all Related Security and naming the Borrower as debtor and the Agent as the secured party, (ii) ensure that such security interest is and shall be prior to all other liens upon and security interests in the Borrower's interests in such Underlying Collateral, Other Conveyed Property and Related Security (and the proceeds thereof) that now exist, or may hereafter arise or be created other than Permitted Liens, and
(iii) ensure that
immediately prior to the Pledge of such Receivable by the Borrower to the Agent (for the benefit of the Lender), such Underlying Collateral, Other Conveyed Property and Related Security is free and clear of all Adverse Claims other than Permitted Liens; and

          (b) The Servicer shall take all steps, as are necessary (subject to Section 6.05(a)), to maintain perfection of the security interest in the Borrower's interests in the Underlying Collateral, Other Conveyed Property and Related Security related to each Pledged Receivable (and the proceeds thereof) in favor of the Agent, for the benefit of the Lender, including but not limited to, obtaining the execution by the Borrower and the recording, registering, filing, rerecording, refiling, and reregistering of all security agreements, financing statements and continuation statements as are necessary to maintain and/or perfect such security interests granted by the Borrower and the recordation of the Agent's lien on such Underlying Collateral. Without limiting the generality of the foregoing, the Borrower and the Agent each hereby authorizes the Servicer, and the Servicer agrees, to take any and all steps necessary (subject to Section 6.05(a)) to re-perfect the security interest in the Borrower's interests in any Underlying Collateral (and the Borrower's interests therein), Other Conveyed Property and Related Security related to each Pledged Receivable (and the proceeds thereof) in favor of the Agent, for the benefit of the Lender, as may be necessary, due to the relocation of such Underlying Collateral or for any other reason.

          (c) [Intentionally Omitted.]

          SECTION 6.06 Pledged Receivable Receipts. The Servicer shall make a deposit into the Collection Account in an amount equal to the Collections received, or made by, or on behalf of it, within one Business Day of such Collections being received, or made by, or on behalf of it.

          SECTION 6.07 [Intentionally Omitted.]

          SECTION 6.08 Unidentified Payments; Lender's Right of Presumption. The Borrower agrees and consents that the Servicer and/or the Agent may apply any payment it receives (or any such payment the Servicer deposits into the Collection Account) from an Obligor to any Loan secured by a Pledged Receivable if the Servicer and/or the Agent is unable in good faith to determine whether such payment from an Obligor relates to such Pledged Receivable.

          SECTION 6.09 No Rights of Withdrawal. Until the Collection Date, the Borrower shall have no rights of direction (except with respect to Permitted Investments as set forth herein) or withdrawal with respect to amounts held in the Collection Account or the Lockbox Account, except with respect to funds not related to any Pledged Assets, which were incorrectly deposited into any such account.

          SECTION 6.10 Permitted Investments. The Borrower shall, pursuant to written instruction, direct the Agent's Bank (and if the Borrower fails to do so, the Agent may, pursuant to written instruction, direct the Agent's Bank) to invest, or cause the investment of, funds on deposit in the Collection Account in Permitted Investments, from the date of this Agreement until the Collection Date. Absent any such written instruction, the Agent's Bank shall invest, or cause the investment of, such funds in Permitted Investments described in clause
(v) of the definition thereof. A Permitted Investment acquired with funds deposited in the Collection Account shall mature not later than the Business Day immediately preceding any Remittance Date, and shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be registered in the name of the Securities Intermediary (as defined in the Securities Account Agreement) or its nominee for the benefit of the Lender, and otherwise comply with assumptions of the legal opinion of counsel for the Agent's Bank dated the date hereof, delivered in connection with this Agreement. All income and gain realized from any such investment, as well as any interest earned on deposits in the Collection Account, shall be distributed in accordance with the provisions of Article II hereof. The Borrower shall deposit in the Collection Account, as the case may be (with respect to investments made hereunder of funds held therein), an amount equal to the amount of any actual loss incurred, in respect of any such investment, immediately upon realization of such loss. None of the Agent's Bank or the Agent shall be liable for the amount of any loss incurred, in respect of any investment, or lack of investment, of funds held in the Collection Account.

          SECTION 6.11 Servicing Compensation. As compensation for its activities hereunder, the Servicer shall be entitled to be paid the Servicing Fee from the Collection Account as provided in Section 2.05(c). The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor, except with respect to reasonable expenses of the Servicer incurred in connection with the repossession and disposition of any Underlying Collateral (which the Servicer may retain from the proceeds of the disposition of such Underlying Collateral) and any Servicer Advances made by the Servicer pursuant hereto. The Servicing Fee may not be transferred in whole, or in part, except in connection with the transfer of all the Servicer's responsibilities and obligations under this Agreement.

          SECTION 6.12 Reports to the Agent; Account Statements; Servicing Information. (a) The Borrower will deliver to the Agent, (i) on the Early Amortization Commencement Date, a report identifying the Pledged Receivables (and any information with respect thereto requested by the Agent) on the day immediately preceding the Early Amortization Commencement Date, and (ii) upon the Agent's reasonable request and upon reasonable notice, on any other Business Day, a report identifying the Pledged Receivables (and any information with respect thereto, reasonably requested by the Agent) as of such day.

          (b) At least five (5) Business Days prior to each Remittance Date, the Servicer shall prepare and deliver, or have delivered to the Agent for the Lender, (i) a Monthly Remittance Report and any other information reasonably requested by the Agent, relating to all Pledged Receivables (including, if requested, a Computer Tape or Listing), all information in the Monthly Remittance Report and all other such information to be accurate as of the last day of the immediately preceding Remittance Period, and (ii) in an electronic format mutually acceptable to the Servicer and the Agent, all information reasonably requested by the Agent relating to all Pledged Receivables. If any Monthly Remittance Report indicates the existence of a Borrowing Base Deficiency, the Borrower shall, on the date of delivery of such Monthly Remittance Report, prepay to the Agent, for the account of the Lender, a portion of the Loans or Pledge additional Eligible

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

Receivables, in either case, as is necessary to cure such Borrowing Base Deficiency (or otherwise cure such Borrowing Base Deficiency).

          (c) By no later than 1:00 P.M. (New York City time) on the Business Day immediately preceding a Borrowing, the Borrower shall also prepare and deliver to the Agent for the Lender a Borrowing Base Certificate signed by the chief financial officer of the Borrower containing information accurate as of the date of delivery of such Borrowing Base Certificate. If any Borrowing Base Certificate indicates the existence of a Borrowing Base Deficiency, the Borrower shall on the date of delivery of such Borrowing Base Certificate prepay to the Agent, for the account of the Lender, a portion of the Loans or Pledge additional Eligible Receivables, in either case, as is necessary to cure such Borrowing Base Deficiency (or otherwise cure such Borrowing Base Deficiency).

          (d) On the Business Day immediately preceding the last day of each Fixed Period, the Servicer shall prepare and deliver, or have delivered to the Agent for the Lender, a Commercial Paper Remittance Report containing information accurate as of the date of delivery of such Commercial Paper Remittance Report.

          (e) At least five (5) Business Days prior to each Remittance Date (each such day, a "Back-Up Servicer Delivery Date"), the Servicer shall prepare and deliver, or have delivered, to the Back-Up Servicer (i) a Monthly Remittance Report in respect of the immediately-preceding Remittance Period and (ii) a computer tape or a diskette or any other electronic transmission in a format acceptable to the Back-Up Servicer containing the information with respect to the Pledged Receivables during such Remittance Period which was necessary for preparation of such Monthly Remittance Report or is reasonably requested by the Back-Up Servicer.

          (f) The Borrower shall deliver to the Agent all reports it receives pursuant to the Purchase and Contribution Agreement within one Business Day of the receipt thereof.

          SECTION 6.13 Statements as to Compliance; Financial Statements. (a) The Servicer shall deliver to the Agent, the Back-Up Servicer, the Borrower and the Lender on or before January 15 of each year, beginning with 2004, an Officers' Certificate stating, as to each signatory thereof, that (x) a review of the activities of the Servicer during the preceding calendar year (or the portion of the preceding calendar year commencing on the date of this Agreement and ending December 31, 2002 in the case of the first such review) and of its performance under this Agreement has been made under such officer's supervision, and (y) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Agreement throughout such calendar year (or portion thereof, as the case may be) or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officers and the nature and status thereof and the action being taken to cure such default.

          (b) The Servicer (if FCC or an Affiliate thereof) shall, at its expense, cause a firm of nationally recognized independent certified public accountants acceptable to the Agent (the "Independent Accountants"), who may also render other services to the Servicer, the Back-Up Servicer or to the Borrower, to deliver to the Borrower and the Agent, on or before April 30 of each

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year, beginning 2004, with respect to the twelve (12) months ended the immediately preceding December 31, a statement (the "Accountants' Report") addressed to the Board of Directors of the Servicer and to the Agent, to the effect that such firm has examined such Borrowing Base Certificates, Monthly Remittance Reports and Commercial Paper Remittance Reports prepared by the Servicer during the twelve (12) months ended the immediately preceding December 31 as it deemed necessary in order to issue the Accountants' Report and issued its report thereon, and that such examination was made in accordance with generally accepted auditing standards and, accordingly, included such tests of the accounting records and such other auditing procedures as such firm considered necessary in the circumstances. The Accountants' Report shall further state that (i) a review in accordance with procedures agreed upon between the Agent and the Borrower was made; and (ii) except as disclosed in the Accountant's Report, no exceptions or errors in the Borrowing Base Certificates, Monthly Remittance Reports and Commercial Paper Remittance Reports examined were found except for (A) such exceptions as the Independent Accountants believe to be immaterial and (B) such other exceptions as shall be set forth in the Accountants' Report. The Accountants' Report shall also indicate that the firm is independent of the Borrower and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

          (c) As soon as available and no later than forty-five (45) days after the end of each fiscal quarter in each fiscal year of the Borrower, the Borrower shall deliver to the Lender and the Agent two copies of:

          (i) a balance sheet of the Borrower as of the end of such fiscal quarter, which balance sheet shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP and shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of the Borrower stating that such balance sheet presents fairly the financial condition of the Borrower and has been prepared in accordance with GAAP consistently applied; and

          (ii) statements of income, stockholders' equity and cash flow of the Borrower for such fiscal quarter, which such statements shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP and shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of the Borrower stating that such financial statements present fairly the financial condition and results of operations of the Borrower and have been prepared in accordance with GAAP consistently applied.

          (d) As soon as available and no later than forty-five (45) days after the end of each fiscal quarter in each fiscal year of FCC, the Borrower shall deliver to the Lender and the Agent two copies of:

          (i) a consolidated and consolidating balance sheet of FCC and its consolidated Subsidiaries (including the Borrower) as of the end of such fiscal quarter, which such balance sheet shall be prepared and presented in accordance with, and provide all necessary disclosure required by GAAP and shall be accompanied by a certificate signed by the

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

     financial vice president, treasurer, chief financial officer or controller of FCC stating that such balance sheet presents fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied; and

          (ii) consolidated statements of income, stockholders' equity and cash flow of FCC and its consolidated Subsidiaries (including the Borrower) for such fiscal quarter, which such statements shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP and shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of FCC stating that such financial statements present fairly the financial condition and results of operations of the companies being reported upon and have been prepared in accordance with GAAP consistently applied.

          (e) As soon as available and no later than forty-five (45) days after the end of each fiscal quarter in each fiscal year of US Home, the Borrower shall deliver to the Lender and the Agent two copies of:

          (i) a consolidated and consolidating balance sheet of US Home and its consolidated Subsidiaries (including the Borrower and FCC) as of the end of such fiscal quarter, setting forth in comparative form the corresponding figures for the most recent year-end for which an audited balance sheet has been prepared, which such balance sheet shall be prepared and presented in accordance with, and provide all necessary disclosure required by GAAP and shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of US Home stating that such balance sheet presents fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied; and

          (ii) consolidated statements of income, stockholders' equity and cash flow of US Home and its consolidated Subsidiaries (including the Borrower and FCC) for such fiscal quarter, setting forth in comparative form the corresponding figures for the comparable period one year prior thereto (subject to normal year-end adjustments), which such statements shall be prepared and presented in accordance with, and provide all necessary disclosure required by, GAAP and shall be accompanied by a certificate signed by the financial vice president, treasurer, chief financial officer or controller of US Home stating that such financial statements present fairly the financial condition and results of operations of the companies being reported upon and have been prepared in accordance with GAAP consistently applied.

          (f) As soon as available and no later than ninety (90) days after the end of each fiscal year of the Borrower, the Borrower shall deliver to the Lender and the Agent two copies of:

          (i) a balance sheet of the Borrower as of the end of the fiscal year, setting forth in comparative form the figures for the previous fiscal year and accompanied by an Officer's Certificate stating that such balance sheet presents fairly the financial condition of the

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

     companies being reported upon and has been prepared in accordance with GAAP consistently applied (except for changes in application in which such officer concurs); and

          (ii) statements of income, stockholders' equity and cash flow of the Borrower for such fiscal year; in each case setting forth in comparative form the figures for the previous fiscal year and accompanied by an Officer's Certificate stating that such financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur).

          (g) As soon as available and no later than ninety (90) days after the end of each fiscal year of FCC, the Borrower shall deliver to the Lender and the Agent two copies of:

          (i) a consolidated and consolidating balance sheet of FCC and its consolidated Subsidiaries (including the Borrower) as of the end of the fiscal year, setting forth in comparative form the figures for the previous fiscal year and accompanied by an Officer's Certificate stating that such balance sheet presents fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur); and

          (ii) consolidated and consolidating statements of income, stockholders' equity and cash flow of FCC and its consolidated Subsidiaries (including the Borrower) for such fiscal year; in each case setting forth in comparative form the figures for the previous fiscal year and accompanied by an Officer's Certificate stating that such financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur).

          (h) As soon as available and no later than ninety (90) days after the end of each fiscal year of US Home, the Borrower shall deliver to the Lender and the Agent two copies of:

          (i) a consolidated balance sheet of US Home and its consolidated Subsidiaries (including the Borrower and FCC) as of the end of the fiscal year, setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of a firm of independent certified public accountants of nationally recognized standing acceptable to the Agent stating that such balance sheet presents fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur); and

          (ii) consolidated statements of income, stockholders' equity and cash flow of US Home and its consolidated Subsidiaries (including the Borrower and FCC) for such fiscal year; in each case setting forth in comparative form the figures for the previous fiscal year and accompanied by an opinion of a firm of independent certified public accountants of

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     nationally recognized standing acceptable to the Agent stating that such financial statements present fairly the financial condition of the companies being reported upon and have been prepared in accordance with GAAP consistently applied (except for changes in application in which such accountants concur).:

          (iii) a consolidating balance sheet and statements of income, stockholder's equity and cash flow of US Home and its consolidated Subsidiaries (including the Borrower and FCC) as of the end of the fiscal year, setting forth in comparative form the figures for the previous fiscal year and accompanied by an Officer's Certificate stating that such balance sheet presents fairly the financial condition of the companies being reported upon and has been prepared in accordance with GAAP consistently applied (except for changes in application in which such officer concurs)

          (i) On each Remittance Date the Servicer shall deliver to the Back-Up Servicer, the Lender and the Agent two (2) copies of a Borrowing Base Certificate containing information accurate as of such date.

          SECTION 6.14 Access to Certain Documentation; Obligors. (a) The Lender or the Agent (and their respective agents or professional advisors) shall at the expense of the Borrower, have the right under this Agreement, once during each calendar quarter, upon reasonable prior notice to the Servicer, to examine and audit, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records, financial statements or other information of the Servicer and/or the Borrower, or held by another for the Servicer or the Borrower or on its behalf, concerning this Agreement, provided, that the Borrower shall not be responsible for the expenses of the Agent and the Lender to the extent that such expenses exceed $25,000 in the aggregate in any calendar year. The Lender or the Agent (and their respective agents or professional advisors) shall at the expense of the Borrower and as frequently as the Lender or the Agent may desire, have the right under this Agreement after the occurrence and during the continuance of an Event of Default, upon reasonable prior notice to the Servicer, to examine and audit, during business hours or at such other times as might be reasonable under applicable circumstances, any and all of the books, records or other information of the Servicer or the Borrower, or held by another for the Servicer or the Borrower or on its behalf, concerning this Agreement. The Lender and the Agent (and their respective agents and professional advisors) shall treat as confidential any information obtained during the aforementioned examinations which is not already publicly known or available; provided, however, that the Lender or the Agent may disclose such information if required to do so by law or by any regulatory authority.

          (b) The Lender or the Agent (and their respective agents or professional advisors) shall, at their own expense, have the right under this Agreement to, not more frequently than once each calendar quarter, contact a reasonable number of Obligors with respect to any Receivables which are Pledged hereunder in order to procure such information related to such Obligor, the related Contract and the Receivables as the Lender or the Agent deems reasonable under the circumstances. The Servicer and the Borrower hereby agree to cooperate with the Lender and the Agent (and their respective agents or professional advisors) in connection with any attempt thereby to contact any such Obligor and shall provide to the Lender and the Agent such information as is

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needed in order to facilitate such contact. The Lender and the Agent (and their respective agents and professional advisors) shall treat as confidential any information obtained during any such contact with any such Obligor which is not already publicly known or available; provided, however, that the Lender or the Agent (and their respective agents or professional advisors) may disclose such information if required to do so by law or by any regulatory authority.

          SECTION 6.15 Back-Up Servicer. If a Servicer Default shall occur and is continuing, then the Agent may, by notice to the Servicer, the Borrower and the Back-Up Servicer, terminate all of the rights and obligations of the Servicer under this Agreement. Upon the delivery to the Servicer of such notice, all authority and power of the Servicer under this Agreement, whether with respect to the Pledged Assets or otherwise, shall pass to and be vested in the Back-Up Servicer pursuant to and under this Section (unless the Agent shall have appointed a different successor Servicer pursuant to Section 6.01 hereof or the Back-Up Servicer is unable to act as Servicer and a successor is appointed as provided in the fourth paragraph of this Section 6.15), and, without limitation, the Back-Up Servicer is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination or to perform the duties of the Servicer under this Agreement. The Servicer agrees to cooperate with the Agent and the Back-Up Servicer in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, providing notification to the Obligors of the assignment of the servicing function, providing the Back-Up Servicer with all records, in electronic or other form, reasonably requested by it to enable the Back- Up Servicer to assume the servicing functions hereunder and the transfer to the Back-Up Servicer for administration by it of all cash amounts which at the time should be or should have been deposited by the Servicer in the Collection Account or thereafter be received by the Servicer with respect to the Pledged Receivables. Neither the Agent nor the Back-Up Servicer shall be deemed to have breached any obligation hereunder as a result of a failure to make or delay in making any distribution as and when required hereunder caused by the failure of the Servicer to remit any amounts received by it or to deliver any documents held by it with respect to the Pledged Assets.

          The Active Back-Up Servicer's Fees and Transition Costs shall be paid out of Collections as set forth in Section 2.05(c) on and after the date, if any, that the Back-Up Servicer assumes the responsibilities of the Servicer pursuant to this Section. The Standby Back-Up Servicer's Fees and Transition Costs shall be paid out of Collections as set forth in Section 2.05(c) prior to the date, if any, that the Back-Up Servicer assumes the responsibilities of the Servicer pursuant to this Section.

          Any obligations of FCC under any Transaction Document other than in its capacity as Servicer shall continue in effect notwithstanding FCC's termination as Servicer.

          On and after the time the Servicer receives a notice of termination pursuant to this Section 6.15, the Back-Up Servicer shall be (and the Back-Up Servicer hereby agrees to be) the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and the transactions set forth or provided for herein and shall have all the rights and powers and be subject thereafter to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by

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

the terms and provisions hereof; provided, however, that any failure to perform such duties or responsibilities caused by the Servicer's failure to provide information required by this Section 6.15 shall not be considered a default by the Back-Up Servicer hereunder; provided, further, however, that the Back-Up Servicer, as successor Servicer, shall have (i) no liability with respect to any obligation which was required to be performed by the terminated Servicer prior to the date that the Back-Up Servicer becomes the successor to the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer, (ii) no obligation to perform any repurchase or advancing obligations, if any, of the Servicer, (iii) no obligation to pay any taxes required to be paid by the Servicer (provided that the Back-Up Servicer shall pay any income taxes for which it is liable), (iv) no obligation to pay any of the fees and expenses of any other party to the transactions contemplated hereby, and (v) no liability or obligation with respect to any Servicer indemnification obligations of any prior Servicer, including the original Servicer. The indemnification obligations of the Back-Up Servicer, upon becoming a successor Servicer, are expressly limited to those arising on account of its failure to act in good faith and with reasonable care under the circumstances. In addition, the Back-Up Servicer shall have no liability relating to the representations and warranties of the Servicer contained in Article IV. Notwithstanding the above, the Agent may, if the Back-Up Servicer shall be unwilling to so act, or shall, if the Back-Up Servicer is unable to so act, or if the Lender so requests in writing to the Agent, appoint itself, or appoint any established servicing institution having a net worth of not less than $50,000,000, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder. Pending appointment of a successor to the Servicer hereunder, and after the Agent notifies the Servicer to discontinue performing servicing functions under this Agreement, the Back-Up Servicer (or the Agent if there is no Back-Up Servicer) shall act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Agent may make such arrangements for the compensation of such successor out of payments on Pledged Receivables as it and such successor shall agree; provided, however, that, except as provided herein, no such compensation shall be in excess of that permitted the Servicer hereunder, unless (i) agreed to by the Lender and (ii) such compensation shall be on commercially competitive terms and rates. The Borrower, the Agent and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

          Prior to each Remittance Date, provided that the Back-Up Servicer shall have received the information specified in Section 6.12(e) within the time specified therein, the Back-Up Servicer shall compare the information on the computer tape or diskette (or other means of electronic transmission acceptable to the Back-Up Servicer) most recently delivered to the Back-Up Servicer by the Servicer pursuant to Section 6.12(e) with respect to such Remittance Date to the corresponding Monthly Remittance Report delivered to the Back-Up Servicer by the Servicer pursuant to Section 6.12(e) and shall:

          (a) confirm that such Monthly Remittance Report is complete on its face;

          (b) confirm the distributions to be made on such Remittance Date pursuant to Section 2.05(c) hereof to the extent the Back-Up Servicer is able to do so given the information provided to it by the Servicer (it being hereby agreed that the Back-Up Servicer shall promptly notify the Servicer and the Agent if such information is insufficient and that

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

     the Servicer shall promptly provide to the Back-Up Servicer any additional information required by the Back-Up Servicer);

          (c) confirm the following information on such Monthly Remittance
     Report: (i) Eligible Receivables Balance, (ii) the Delinquency Rate, (iii) the Annualized Default Rate, and (iv) the Overconcentration Amount;

          (d) confirm such other information as the Back-Up Servicer and the Agent may agree; and

          (e) at least two (2) Business Days prior to such Remittance Date, provide written notice to the Agent, in form and substance satisfactory to the Agent, that the confirmations described in clauses (a) through (d) above have been completed;

          In the event of any discrepancy between the information set forth in subparagraphs (b) or (c) above as calculated by the Servicer and that determined or calculated by the Back-Up Servicer, the Back-Up Servicer shall promptly report such discrepancy to the Servicer and the Agent. In the event of a discrepancy as described in the preceding sentence, the Servicer and the Back-Up Servicer shall attempt to reconcile such discrepancy prior to the related Remittance Date, but in the absence of a reconciliation, distributions on the related Remittance Date shall be made consistent with the information calculated by the Servicer, the Servicer and the Back-Up Servicer shall attempt to reconcile such discrepancy prior to the next Remittance Date, and the Servicer shall promptly report to the Agent regarding the progress, if any, which shall have been made in reconciling such discrepancy. If the Back-Up Servicer and the Servicer are unable to reconcile such discrepancy with respect to such Monthly Remittance Report by the next Remittance Date, the Servicer shall cause independent accountants acceptable to the Agent, at the Servicer's expense, to examine such Monthly Remittance Report and attempt to reconcile such discrepancy at the earliest possible date (and the Servicer shall promptly provide the Agent with a report regarding such event). The effect, if any, of such reconciliation shall be reflected in the Monthly Remittance Report for the next succeeding Remittance Date.

          Other than as specifically set forth in this Agreement, the Back-Up Servicer shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer and shall have no liability for any action taken or omitted by the Servicer.

          The Back-Up Servicer may allow a subservicer to perform any and all of its duties and responsibilities hereunder, including but not limited to its duties as successor Servicer hereunder, should the Back-Up Servicer become the successor Servicer pursuant to the terms of this Agreement; provided, however, that the Back-Up Servicer shall remain liable for the performance of all of its duties and obligations hereunder to the same extent as if no such subservicing had occurred.

          SECTION 6.16 Additional Remedies of Agent Upon Event of Default. During the continuance of any Event of Default, the Agent, in addition to the rights specified in Section 7.01, shall have the right, in its own name and as agent for the Lender, to take all actions now

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

or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Lender (including the institution and prosecution of all judicial, administrative and other proceedings and the filings of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

          SECTION 6.17 Waiver of Defaults. Upon consent of the Lender, the Agent may waive any default by the Servicer in the performance of its obligations hereunder and its consequences. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall be effective unless it shall be in writing and signed by the Agent on the Lender's behalf and no such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

          SECTION 6.18 Maintenance of Certain Insurance. From the period commencing on February 11, 2003 until the termination of the Servicer's duties pursuant to the terms of this Agreement, the Servicer shall maintain in force an "errors and omissions" and an employee fidelity insurance policy, in each case,
(i) in an amount not less than $1,000,000, (ii) in a form reasonably acceptable to the Lender and the Agent, in any case, that would cover any loss of Collections by the Servicer hereunder caused by employee dishonesty, (iii) with an insurance company reasonably acceptable to the Lender and the Agent and (iv) naming the Agent as loss payee. Unless otherwise directed by the Agent and the Lender, the Servicer shall prepare and present, on behalf of itself, the Agent and the Lender, claims under any such policy in a timely fashion in accordance with the terms of such policy, and upon the filing of any claim on any policy described in this Section, the Servicer shall promptly notify the Agent of such claim and deposit the proceeds of any such claim into the Collection Account. The Servicer shall deliver copies of such policies to the Agent on or prior to February 11, 2003 together with a certification from the applicable insurance company that such policy is in force on such date. The Servicer shall deliver proof of maintenance of such policies, in form and substance reasonably acceptable to the Agent, on the six month anniversary from February 11, 2003 and on each succeeding six month anniversary thereafter (or if such day is not a Business Day, the next succeeding Business Day).

          SECTION 6.19 Segregation of Collections. The Servicer shall not commingle funds constituting Collections with any other funds of the Servicer.

          SECTION 6.20 UCC Matters; Protection and Perfection of Pledged Assets. The Borrower will not change the jurisdiction of its incorporation or make any change to its corporate name or use any tradenames, fictitious names, assumed names, "doing business as" names or other names (other than those listed on Schedule II hereto, as such schedule may be revised from time to time to reflect name changes and name usage permitted under the terms of this Section 6.20 after compliance with all terms and conditions of this Section 6.20 related thereto) unless, prior to the effective date of any such name change or use, the Borrower notifies the Agent of such change

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in writing and delivers to the Agent such financing statements as the Agent may request to reflect such name change or use, together with such other documents and instruments as the Agent may request in connection therewith. The Borrower will not change the location of its chief executive office or the location of its records regarding the Pledged Receivables unless, prior to the effective date of any such change of location, the Borrower notifies the Agent of such change of location in writing and delivers to the Agent such documents and instruments as the Agent may request in connection therewith. The Borrower agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action that the Agent may reasonably request in order to perfect, protect or more fully evidence the Lender's interest in the Pledged Assets acquired hereunder, or to enable the Lender or the Agent to exercise or enforce any of their respective rights hereunder. Without limiting the generality of the foregoing, the Borrower will, upon the request of the Agent: (i) execute (if necessary) and file such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Agent may request, and (ii) mark its master data processing records evidencing such Pledged Receivables with a legend acceptable to the Agent, evidencing that the Lender has acquired an interest therein as provided in this Agreement. The Agent shall be entitled to conclusively rely on the filings or registrations made by or on behalf of the Borrower without any independent investigation and the Borrower's obligation to make such filings as evidence that such filings have been made. The Borrower hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Pledged Receivables and the Other Conveyed Property and the Related Security related thereto and the proceeds of the foregoing now existing or hereafter arising, without the signature of the Borrower where permitted by law. The Borrower hereby ratifies and authorizes the filing by the Agent of any such financing statement made prior to the date hereof. A carbon, photographic or other reproduction of this Agreement or any financing statement covering the Pledged Receivables, or any part thereof, shall be sufficient as a financing statement. The Borrower shall, upon the request of the Agent at any time after the occurrence of an Event of Default and at the Borrower's expense, notify the Obligors obligated to pay any Pledged Receivables, or any of them, of the security interest of the Lender in the Pledged Assets. If the Borrower fails to perform any of its agreements or obligations under this Section 6.20, the Agent may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of the Agent incurred in connection therewith shall be payable by the Borrower upon the Agent's demand therefor. For purposes of enabling the Agent to exercise its rights described in the preceding sentence and elsewhere in this Article VI, the Borrower and the Lender hereby authorize each of the Agent and its successors and assigns to take any and all steps in the Borrower's name and on behalf of the Borrower and the Lender necessary or desirable, in the determination of the Agent, to collect all amounts due under any and all Pledged Receivables, including, without limitation, endorsing the Borrower's name on checks and other instruments representing Collections and enforcing such Pledged Receivables and the related Contracts and, if any, the related guarantees.

          SECTION 6.21 Servicer Advances. The Servicer may, in its sole discretion, make an advance in respect of any payment due on a Pledged Receivable (other than a Defaulted Receivable) to the extent such payment has not been received by the Servicer as of its due date and the Servicer reasonably expects such payment will be ultimately recoverable (a "Servicer Advance"). The Servicer shall deposit into the Collection Account in immediately available funds

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the aggregate of all Servicer Advances to be made during a Remittance Period on or prior to the Business Day immediately preceding the related Remittance Date. The Servicer shall be entitled to reimbursement for such Servicer Advances from monies in the Collection Account as provided in Section 2.05(c) hereof.

          SECTION 6.22 Repurchase of Receivables Upon Breach of Covenant or Representation and Warranty by Servicer. The Borrower or the Servicer, as the case may be, shall inform the other parties to this Agreement promptly, in writing, upon the discovery of any breach of the Servicer's representations, warranties and/or covenants pursuant to Section 6.05 or Article V; provided, however, that the failure to provide any such notice shall not diminish, in any manner whatsoever, any obligation of the Servicer hereunder to repurchase any Pledged Receivable. Unless such breach shall have been cured by the last day of the first full calendar month following the discovery by or notice to the Servicer of such breach (and provided that a Borrowing Base Deficiency exists on such last day), the Servicer (if FCC or an Affiliate thereof) shall have an obligation, and the Borrower shall and the Agent may, enforce such obligation of the Servicer (if FCC or an Affiliate thereof), to repurchase any Pledged Receivable materially and adversely affected by such breach. The Borrower shall notify the Agent promptly, in writing, of any failure by the Servicer to so repurchase any such Pledged Receivable. In consideration of the repurchase of such Pledged Receivable, the Servicer shall remit funds in an amount equal to the Release Price for such Pledged Receivable to the Collection Account on the date of such repurchase. The obligations of the Servicer under this Section 6.22 are in addition to, and in no way limit, any obligations of the Servicer in its individual capacity under the Purchase and Contribution Agreement. It is understood and agreed that the obligation of the Servicer to purchase any Receivables is not intended to, and shall not, constitute a guaranty of the collectibility or payment of any Receivable which is not collected, not paid or uncollectible on account of the insolvency, bankruptcy, or financial inability to pay of the related Obligor.

          SECTION 6.23 Compliance with Applicable Law. The Servicer and the Borrower shall at all times comply with all requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and all other consumer credit laws and equal credit opportunity and disclosure laws) in the conduct of its business.

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                                  ARTICLE VII.

                                EVENTS OF DEFAULT

          SECTION 7.01 Events of Default. If any of the following events ("Events of Default") shall occur:

          (a) the occurrence of any Bankruptcy Event with respect to the Borrower, the Servicer or US Home; or

          (b) any representation or warranty made or deemed to be made by the Borrower or the Servicer (or any of its officers) under or in connection with this Agreement (or any remittance report or other information or report delivered pursuant hereto) or any other Transaction Document shall prove to be false or incorrect in any material respect; provided, however, that if any breach described above is cured by the repurchase of Receivables pursuant to Article VI of the Purchase and Contribution Agreement or by a repayment pursuant to Section 2.17 hereof, such breach shall cease to constitute an Event of Default; or

          (c) (i) the Borrower or the Servicer shall fail to perform or observe any term, covenant or agreement hereunder or under any other Transaction Document in any material respect or (ii) either the Servicer or the Borrower shall fail to make any payment or deposit to be made by it when due hereunder or under any other Transaction Document; or

          (d) the Borrower, the Servicer or US Home shall fail to pay any principal of or premium or interest on any Debt in an amount in excess of $250,000, when the same becomes due and payable (whether by scheduled maturity, required prepayment, accelera tion, demand or otherwise); or any other default under any agreement or instrument relating to any Debt of the Borrower, the Servicer or US Home in excess of $250,000 or any other event, shall occur if the effect of such default or event is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable or required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or

          (e) any Transaction Document, or any material provision thereof, shall not be in full force and effect and enforceable in accordance with its terms, or the Servicer, the Borrower or any Affiliate of any of the foregoing shall so assert in writing; or

          (f) any "errors or omissions" or employee fidelity insurance policy required to be maintained by the Servicer under Section 6.18 shall not be in full force and effect and enforceable in accordance with its terms, or the Servicer or any party to such insurance policy shall so assert in writing and any event described in this clause (f) remains unremedied for ten (10) days after the occurrence thereof; or

          (g) (i) the Lender shall at any time fail to have a valid, perfected, first priority security interest in any of the Pledged Assets or (ii) any purchase by the Borrower of a

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     Receivable and the Collections, Related Security and Other Conveyed
     Property under the Purchase and Contribution Agreement shall, for any reason, cease to create in favor of the Borrower a perfected ownership interest in such Receivable and the Collections, Related Security and the Other Conveyed Property with respect thereto; provided, however, that if an event described in the foregoing clause (i) or (ii) is cured by the repurchase of Receivables pursuant to Article VI of the Purchase and Contribution Agreement or by a repayment pursuant to Section 2.17 hereof, such event shall cease to constitute an Event of Default; or

          (h) a material adverse change shall have occurred in (i) (A) the business, financial condition, results of operations or properties of the Borrower, the Servicer or US Home, or (B) the ability of the Servicer or the Borrower to perform its obligations under any of the Transaction Documents to which it is a party; (ii) the validity, collectibility or enforceability of the Pledged Receivables; (iii) the practical realization by the Agent, for the benefit of the Lender, of the benefits or security afforded under any of the Transaction Documents; or (iv) the first priority perfected security interest in any of the Pledged Assets; or

          (i) the Borrower's, the Servicer's or US Home's activities are terminated for any reason, including any termination thereof by a regulatory, tax or accounting body; or

          (j) the occurrence of a Change of Control; or

          (k) the occurrence of a Servicer Default; or

          (l) (i) the Advance Percentage shall at any time be greater than the Maximum Advance Percentage and such event shall remain unremedied for two
     (2) Business Days or (ii) the Facility Amount exceeds the lesser of (x) the Borrowing Limit or (y) the Capital Limit and such event shall remain unremedied for two (2) Business Days; or

          (m) the auditor's opinion accompanying the audited annual financial statements of US Home, the Servicer or the Borrower is qualified in any manner; or

          (n) any failure shall have occurred on the part of the Borrower or FCC to duly observe or perform in any material respect any covenant or agreement related to any Purchased Rate Cap or any covenant or agreement under the Sinking Fund Agreement; or

          (o) One or more judgments for the payment of money in an aggregate amount in excess of $10,000 shall be entered against the Borrower; or

          (p) US Home shall, at any time, permit its Tangible Net Worth to be less than $4,500,000;

then the Agent may, by notice to the Borrower, declare the Early Amortization Commencement Date to have occurred; provided, that, in the case of any event described in Section 7.01(a) above, the Early Amortization Commencement Date shall be deemed to have occurred automatically upon

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the occurrence of such event. Upon any such declaration or automatic occurrence,
(i) the Borrower shall cease purchasing Receivables from FCC under the Purchase and Contribution Agreement, (ii) the Lender may cease issuing commercial paper notes to fund or maintain the Loans hereunder, (iii) the Liquidity/Credit Enhancement Facility may be drawn upon by the Lender from time to time thereafter in order to retire the maturing commercial paper notes issued to fund or maintain the Loans hereunder (and the Loans hereunder, whether maintained by the amounts so drawn under the Liquidity/Credit Enhancement Facility or otherwise, shall bear interest at the Default Funding Rate), (iv) at the option of the Lender in its sole discretion, the Lender may declare the Loans made to the Borrower hereunder and all Yield and all Fees accrued on such Loans and any other Obligations to be immediately due and payable (and the Borrower shall pay such Loans and all such amounts and Obligations immediately), and (v) at the option of the Lender in its sole discretion, the Agent, on behalf of the Lender, may direct the Obligors to make all payments under the Pledged Receivables directly to the Back-Up Servicer, the Agent, the Lender or any lockbox or account established by any of such parties. In addition, upon any such declaration or upon any such automatic occurrence, the Agent and the Lender shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of the applicable jurisdiction and other applicable laws, which rights shall be cumulative. If any Event of Default shall have occurred, the Non-CP Rate and the CP Rate shall be increased to the Default Funding Rate, effective as of the date of the occurrence of such Event of Default, and shall remain at the Default Funding Rate.

          SECTION 7.02 Additional Remedies of the Agent. (a) If, (i) upon the Lender's declaration that the Loans made to the Borrower hereunder are immediately due and payable pursuant to Section 7.01 or (ii) on the Facility Maturity Date, the aggregate outstanding principal amount of the Loans, all accrued Fees and Yield and any other Obligations are not immediately paid in full, then the Agent, in addition to all other rights specified hereunder, shall have the right, in its own name and as agent for the Lender, to immediately sell in a commercially reasonable manner and on commercially reasonable terms, in a recognized market (if one exists) at such price or prices as the Agent may reasonably deem satisfactory, any or all Pledged Assets and apply the proceeds thereof to the Obligations. The Borrower has the right to identify and introduce any proposed bidders to the Agent; provided, however, that the Agent shall not be obligated to consummate a transaction with such proposed bidders.

          (b) The parties recognize that it may not be possible to sell all of the Pledged Assets on a particular Business Day, or in a transaction with the same purchaser, or in the same manner because the market for such Pledged Assets may not be liquid. Accordingly, the Agent may elect, in its sole discretion, the time and manner of liquidating any Pledged Assets, and nothing contained herein shall obligate the Agent to liquidate any Pledged Assets on the date the Lender declares the Loans made to the Borrower hereunder to be immediately due and payable pursuant to Section 7.01 or to liquidate all Pledged Assets in the same manner or on the same Business Day.

          (c) Any amounts received from any sale or liquidation of the Pledged Assets pursuant to this Section 7.02 in excess of the Obligations will be returned to the Borrower, its successors or assigns, or to whosoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may otherwise direct.

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          (d) The Agent and the Lenders shall have, in addition to all the rights and remedies provided herein and provided by applicable federal, state, foreign, and local laws (including, without limitation, the rights and remedies of a secured party under the Uniform Commercial Code of any applicable state, to the extent that the Uniform Commercial Code is applicable, and the right to offset any mutual debt and claim), all rights and remedies available to the lenders at law, in equity or under any other agreement between the Lender and the Borrower.

          (e) Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, each and every remedy shall be cumulative and in addition to any other remedy, and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Early Amortization Event or Event of Default.

                                  ARTICLE VIII.

                                 INDEMNIFICATION

          SECTION 8.01 Indemnities by the Borrower. Without limiting any other rights which the Agent, the Lender, the Back-Up Servicer, the Agent's Bank, the Custodian or any of their respective Affiliates may have hereunder or under applicable law, the Borrower hereby agrees to indemnify the Agent, the Lender, the Back-Up Servicer and each of their respective Affiliates (each, an "Indemnified Party" for purposes of this Article VIII) from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts"), awarded against or incurred by any of them arising out of or as a result of this Agreement or in respect of any Pledged Assets, excluding, however, Indemnified Amounts to the extent resulting solely from gross negligence, bad faith or willful misconduct on the part of an Indemnified Party. Without limiting the foregoing, the Borrower shall indemnify each Indemnified Party for Indemnified Amounts relating to or resulting from any of the following:

          (i) any Pledged Receivable treated as or represented by the Borrower to be an Eligible Receivable which is not at the applicable time an Eligible Receivable;

          (ii) reliance on any representation or warranty made or deemed made by the Borrower or any of its officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

          (iii) the failure by the Borrower to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any applicable law, rule or regulation with respect to any Pledged Assets, or the nonconformity of any Pledged Assets with any such applicable law, rule or regulation;

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          (iv) the failure to vest and maintain vested in the Agent, for the benefit of the Lender, or to transfer to the Agent, for the benefit of the Lender, a first priority perfected security interest in the Receivables which are, or are purported to be, Pledged Receivables, together with all related Other Conveyed Property, Collections, Related Security and other Pledged Assets related thereto (including, without limitation, the Borrower's interest in and to any and all Underlying Collateral with respect to such Receivables), free and clear of any Adverse Claim whether existing at the time of the related Borrowing or at any time thereafter;

          (v) the failure to maintain, as of the close of business on the Business Day prior to the Collection Date, a Facility Amount which is less than or equal to the lesser of (x) the Borrowing Limit on such Business Day and (y) the Capital Limit on such Business Day (provided, that in determining the Capital Limit for purposes of this Section 8.01(v), all information used in such determination must be accurate as of the date of such determination);

          (vi) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws with respect to any Receivables which are, or are purported to be, Pledged Receivables or the other Pledged Assets related thereto, whether at the time of any Borrowing or at any subsequent time;

          (vii) any dispute, claim, offset or defense (other than the discharge in bankruptcy of an Obligor) to the payment of any Receivable which is, or is purported to be, a Pledged Receivable (including, without limitation, a defense based on such Receivable (or the Contract evidencing such Receivable) not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

          (viii) any failure of the Borrower to perform its duties or obligations in accordance with the provisions of this Agreement;

          (ix) the failure of the Borrower to pay when due any taxes payable in connection with the Pledged Receivables or the Pledged Assets related thereto;

          (x) any repayment by the Agent or the Lender of any amount previously distributed in payment of Loans or payment of Yield or Fees or any other amount due hereunder, in each case which amount the Agent or the Lender believes in good faith is required to be repaid;

          (xi) the commingling by the Borrower of Collections of Pledged Receivables at any time with other funds;

          (xii) any litigation or proceeding related to this Agreement or the use of proceeds of Loans or the Pledged Assets or any third-party investigation related to this Agreement or the use of proceeds of Loans or the Pledged Assets;

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          (xiii) any failure by the Borrower to give reasonably equivalent value to FCC in consideration for the transfer by FCC to the Borrower of any Receivable or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

          (xiv) any failure of the Borrower or any of its respective agents or representatives to remit to the Collection Account, Collections of Pledged Receivables remitted to the Borrower or any such agent or representative;

          (xv) any failure on the part of the Borrower or FCC duly to observe or perform in any material respect any covenant or agreement under the Sinking Fund Agreement;

          (xvi) the failure at any time of the Borrower to maintain funds in the Sinking Fund Account in the amount required under the Sinking Fund Account Agreement; and/or

          (xvii) any environmental claims arising in connection with any activity on Mortgaged Property constituting Underlying Collateral.

Any amounts subject to the indemnification provisions of this Section 8.01 shall be paid by the Borrower to the Agent on behalf of the applicable Indemnified Party within two (2) Business Days following receipt by the Borrower of the Agent's written demand therefor on behalf of the applicable Indemnified Party (and the Agent shall pay such amounts to the applicable Indemnified Party promptly after the receipt by the Agent of such amounts). The Agent, on behalf of any Indemnified Party making a request for indemnification under this Section 8.01, shall submit to the Borrower a certificate setting forth in reasonable detail the basis for and the computations of the Indemnified Amounts with respect to which such indemnification is requested, which certificate shall be conclusive absent manifest or demonstrable error.

     If the Borrower has made any payments in respect of Indemnified Amounts to the Agent, on behalf of an Indemnified Party pursuant to this Section 8.01 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to the Borrower, without interest.

          SECTION 8.02 Indemnities by Servicer. (a) Without limiting any other rights which any Indemnified Party may have hereunder or under applicable law, the Servicer (if FCC or one of its Affiliates) hereby agrees to indemnify each Indemnified Party from and against any and all damages, losses, claims, liabilities and related costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing being collectively referred to as "Servicer Indemnified Amounts") suffered or sustained by any Indemnified Party as a consequence of any of the following, excluding, however, Servicer Indemnified Amounts resulting solely from any gross negligence, bad faith or willful misconduct of any Indemnified Party claiming indemnification hereunder:

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          (i) the inclusion, in any computations made by it in connection with any Borrowing Base Certificate, Monthly Remittance Report or Commercial Paper Remittance Report or other report prepared by it hereunder, of any Pledged Receivables which were not Eligible Receivables as of the date of any such computation;

          (ii) reliance on any representation or warranty made or deemed made by the Servicer (if FCC or one of its Affiliates) or any of its officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

          (iii) the failure by the Servicer (if FCC or any of its Affiliates) to comply with (A) any term, provision or covenant contained in this Agreement, or any agreement executed in connection with this Agreement, or
     (B) any applicable law, rule or regulation applicable to it with respect to any Pledged Assets;

          (iv) any action or inaction by the Servicer (if FCC or one of its Affiliates) that causes the Agent, for the benefit of the Lender, not to have a first priority perfected security interest in the Receivables that are, or are purported to be, Pledged Receivables, together with all related Other Conveyed Property, Collections, Related Security and other Pledged Assets related thereto (including without limitation, the Borrower's interest in and to any and all Underlying Collateral with respect to such Receivables), free and clear of any Adverse Claim whether existing at the time of the related Borrowing or any time thereafter;

          (v) the commingling by the Servicer (if FCC or one of its Affiliates) of the Collections of Pledged Receivables at any time with any other funds;

          (vi) any failure of the Servicer (if FCC or one of its Affiliates) or any of its agents or representatives (including, without limitation, agents, representatives and employees of the Servicer acting pursuant to authority granted under Section 6.01 hereof) to remit to Collection Account, Collections of Pledged Receivables remitted to the Servicer or any such agent or representative;

          (vii) the failure by the Servicer (if FCC or any of its Affiliates) to perform any of its duties or obligations in accordance with the provisions of this Agreement or errors or omissions related to such duties;

          (viii) notwithstanding whether any Pledged Receivable shall have been repurchased by the Servicer pursuant to Section 6.22, any of the events or facts giving rise to a breach of any of the Servicer's representations, warranties, agreements and/or covenants set forth in Article V or Article VI; and/or

          (ix) any environmental claims arising in connection with any activity on Mortgaged Property constituting Underlying Collateral.

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          (b) Any Servicer Indemnified Amounts shall be paid by the Servicer (if
FCC or one of its Affiliates) to the Agent, for the benefit of the applicable Indemnified Party, within two (2) Business Days following receipt by the Servicer of the Agent's written demand therefor on behalf of the applicable Indemnified Party (and the Agent shall pay such amounts to the applicable Indemnified Party promptly after the receipt by the Agent of such amounts). The Agent, on behalf of any Indemnified Party making a request for indemnification under this Section 8.02, shall submit to the Servicer a certificate setting forth in reasonable detail the basis for and the computations of the Indemnified Amounts with respect to which such indemnification is requested, which certificate shall be conclusive absent manifest or demonstrable error. Any Servicer Indemnified Amounts made by the Servicer to any Indemnified Party shall be reimbursed to the Servicer by such Indemnified Party if a court of competent jurisdiction makes a final, non-appealable judgement which determines that such Servicer Indemnified Amounts suffered or sustained by such Indemnified Party resulted solely from the gross negligence, bad faith or willful misconduct of such Indemnified Party.

          (c) If the Servicer has made any indemnity payments to the Agent, on behalf of an Indemnified Party pursuant to this Section 8.02 and such Indemnified Party thereafter collects any of such amounts from others, such Indemnified Party will promptly repay such amounts collected to the Servicer, without interest.

          Each applicable Indemnified Party shall deliver to the indemnifying party under Section 8.01 and Section 8.02, within a reasonable time after such Indemnified Party's receipt thereof, copies of all notices and documents (including court papers) received by such Indemnified Party relating to the claim giving rise to the Indemnified Amounts.

                                   ARTICLE IX.

                                  MISCELLANEOUS

          SECTION 9.01 Amendments and Waivers. (a) Except as provided in Sec-tion 9.01(b), no amendment or modification of any provision of this Agreement shall be effective without the written agreement of the Borrower, the Servicer, the Agent and the Lender, and no termination or waiver of any provision of this Agreement or consent to any departure therefrom by the Borrower or the Servicer shall be effective without the written concurrence of the Agent and the Lender; provided, however, that no amendment, termination, waiver or consent referred to in the preceding sentence shall, unless in writing and signed by the Custodian, the Back-Up Servicer or the Agent's Bank, as the case may be, in addition to the Agent and the Lender, affect the rights or duties of the Custodian, the Back-Up Servicer or the Agent's Bank, as the case may be, under this Agreement. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

          (b) Notwithstanding the provisions of Section 9.01(a), in the event that there is more than one Lender, the written consent of each Lender shall be required for any amendment, modification or waiver (i) reducing any outstanding Loans, or the Yield thereon, (ii) postponing any

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date for any payment of any Loan, or the Yield thereon, (iii) modifying the provisions of this Section 9.01, (iv) increasing the Capital Limit or the Borrowing Limit or (v) increasing the Maximum Advance Percentage or reducing the Minimum Overcollateralization Amount.

          SECTION 9.02 Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication, communication by facsimile copy or electronic mail) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address (including, without limitation, an electronic mail address) as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (i) notice by mail, five days after being deposited in the United States mails, first class postage prepaid, (ii) notice by telex, when telexed against receipt of answerback, or (iii) notice by facsimile copy or electronic mail, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received.

          SECTION 9.03 No Waiver; Remedies. No failure on the part of the Agent or the Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

          SECTION 9.04 Binding Effect; Assignability; Multiple Lenders. (a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Servicer, the Agent, the Lender, the Back-Up Servicer, the Custodian, the Agent's Bank and their respective successors and permitted assigns. This Agreement and the Lender's rights and obligations hereunder and interest herein shall be assignable in whole or in part (including by way of the sale of participation interests therein) by the Lender and its successors and assigns; provided, however that (i) the commercial paper issued by any assignee of the Lender or its successors and assigns shall have a rating from a nationally recognized rating agency at least equal to the rating of the commercial paper of the Lender at the time of the applicable assignment and (ii) DZ BANK shall remain the Agent hereunder after any such assignment. None of the Borrower, the Servicer or the Back-Up Servicer may assign any of its rights and obligations hereunder or any interest herein without the prior written consent of the Lender and the Agent. The parties to each assignment or participation made pursuant to this Section 9.04 shall execute and deliver to the Agent, for its acceptance and recording in its books and records, an assignment and acceptance agreement (an "Assignment and Acceptance") or a participation agreement or other transfer instrument reasonably satisfactory in form and substance to the Agent and the Borrower. Each such assignment or participation shall be effective as of the date specified in the applicable Assignment and Acceptance or other agreement or instrument only after the execution, delivery, acceptance and recording thereof as described in the preceding sentence. The Agent shall notify the Borrower of any assignment or participation thereof made pursuant to this Section 9.04. The Lender may, in connection with any assignment or participation or any proposed assignment or participation pursuant to this Section 9.04, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrower and the Pledged Assets furnished to the Lender by or on behalf of the Borrower or the

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Servicer; provided, however, that the Lender shall not disclose any such information until it has obtained an agreement from such assignee or participant or proposed assignee or participant that it shall treat as confidential (under terms mutually satisfactory to the Agent and such assignee or participant or proposed assignee or participant) any information obtained which is not already publicly known or available.

          (b) Whenever the term "Lender" is used herein, it shall mean Autobahn and/or any other Person which shall have executed an Assignment and Acceptance; provided, however, that each such party shall have a pro rata share of the rights and obligations of the Lender hereunder in such percentage amount (the "Commitment Percentage") as shall be obtained by dividing such party's commitment to fund Loans hereunder by the total commitment of all parties to fund Loans hereunder. Unless otherwise specified herein, any right at any time of the Lender to enforce any remedy, or instruct the Agent to take (or refrain from taking) any action hereunder, shall be exercised by the Agent only upon direction by such parties that hold a majority of the Commitment Percentages at such time.

          (c) Subject to Section 9.04(a), each of the parties hereto hereby agrees to execute any amendment to this Agreement that is required in order to facilitate the addition of any new Lender hereunder as contemplated by this
Section 9.04.

          (d) Any bank or other financial institution (including, without limitation, DZ BANK) providing liquidity support, credit enhancement or other similar support under the Liquidity/Credit Enhancement Facility may assign, in whole or in part, its rights and obligations thereunder without the consent of the Borrower or the Servicer.

          SECTION 9.05 Term of This Agreement. This Agreement including, without limitation, the Borrower's obligation to observe its covenants set forth in Articles V and VI and the Servicer's obligation to observe its covenants set forth in Articles V and VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Borrower or the Servicer pursuant to Articles III and IV and the indemnification and payment provisions of Article VIII and Article IX and the provisions of
Section 9.08 and Section 9.09 shall be continuing and shall survive any termination of this Agreement.

          SECTION 9.06 GOVERNING LAW; JURY WAIVER; JURISDICTION. (a) THIS AGREEMENT SHALL, IN ACCORDANCE WITH SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE INTERESTS OF THE LENDER IN THE PLEDGED RECEIVABLES, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

     (b) EACH OF THE PARTIES HERETO WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION ARISING DIRECTLY OR INDIRECTLY OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREUNDER.

     (c) EACH PARTY EXECUTING THIS AGREEMENT (I) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE BROUGHT IN A COURT OF RECORD IN THE CITY AND STATE OF NEW YORK OR IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF NEW YORK,
(II) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING, AND (III) WAIVES ANY OBJECTION WHICH THEY MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

          SECTION 9.07 Costs, Expenses and Taxes. (a) In addition to the rights of indemnification granted to the Back-Up Servicer, the Custodian, the Agent's Bank, the Agent, the Lender and its Affiliates under Section 8.01 hereof, the Borrower agrees to pay on demand all reasonable (and reasonably documented) costs and expenses of the Back-Up Servicer, the Custodian, the Agent's Bank, the Lender and the Agent incurred in connection with the preparation, execution, delivery or administration of, or any waiver or consent issued or amendment prepared in connection with, this Agreement, the other Transaction Documents and the other documents to be delivered hereunder or in connection herewith or therewith or incurred in connection with any amendment, waiver or modification of this Agreement, any other Transaction Document, and any other documents to be delivered hereunder or thereunder or in connection herewith or therewith that is necessary or requested by any of the Borrower, the Servicer, the Lender or a Rating Agency or made necessary or desirable as a result of the actions of any regulatory, tax or accounting body affecting the Lender and its Affiliates, or which is related to an Event of Default, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Back-Up Servicer, the Custodian, the Agent's Bank, the Agent and the Lender with respect thereto and with respect to advising the Back-Up Servicer, the Custodian, the Agent's Bank, the Agent and the Lender as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Back-Up Servicer, the Custodian, the Agent's Bank, the Agent or the Lender in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith.

          (b) The Borrower shall pay on demand any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Lender which is specific to this Agreement or the funding or maintenance of Loans hereunder.

          (c) The Custodian shall pay all expenses it incurs in connection with its services related to this Agreement and any other agreements executed in connection herewith and the transactions contemplated hereby or thereby; provided, that the Custodian shall be entitled to reimbursement for such expense to the extent provided under the Custodial Agreement.

          (d) The Borrower shall pay on demand all other costs, expenses and taxes (excluding franchise and income taxes) incurred by the DZ Bank (in any capacity) and/or any Issuer related to this Agreement, any other Transaction Document or any interest rate protection agreement ("Other Costs"), including, without limitation, the portion of the cost of rating such Issuer's commercial paper by independent financial rating agencies which is allocable to commercial paper issued to fund Loans hereunder, the taxes (excluding franchise and income taxes) resulting from such Issuer's operations which are allocable to the provision of Loans hereunder, and the reasonable fees and out-of-pocket expenses of counsel for DZ Bank (in any capacity) and/or the Issuer, with respect to (i) advising such Person as to its rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith, (ii) the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith and (iii) advising such Person as to the issuance of the Issuer's commercial paper notes to fund Loans hereunder and action in connection with such issuance.

          (e) Without limiting any other provision hereof, the Borrower shall pay on demand all costs, expenses and fees of the Back-Up Servicer prior to the occurrence of a Servicer Default and the appointment of the Back-Up Servicer as Servicer hereunder related to its duties under this Agreement.

          (f) Any Person making a claim under this Section 9.07 shall submit to the Borrower a notice setting forth in reasonable detail the basis for and the computations of the applicable costs, expenses, taxes or similar items.

          SECTION 9.08 No Proceedings. Each of the Borrower, the Agent, the Servicer and the Lender hereby agrees that it will not institute against, or join any other Person in instituting against, any Issuer whose commercial paper was issued to fund Loans advanced hereunder, any proceedings of the type referred to in the definition of Bankruptcy Event so long as any commercial paper issued by such Issuer shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding. The Servicer, the Back-Up Servicer, the Custodian and the Agent's Bank each hereby agree that it will not institute against, or join any other Person in instituting against, the Borrower any proceedings of the type referred to in the definition of Bankruptcy Event (a) prior to the Collection Date and (b) so long as any commercial paper issued by a Lender which is an Issuer shall be outstanding or there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

          SECTION 9.09 Recourse Against Certain Parties. No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of the Lender or the Agent as contained in this Agreement or any other agreement, instrument or document entered into by the Lender or the Agent pursuant hereto or in connection herewith shall be had against any administrator of the Lender or the Agent or any incorporator, affiliate, stockholder, officer, employee or director of the Lender or the Agent or of any such administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the agreements of each party hereto contained in this Agreement and all of the other agreements, instruments and documents entered into by the Lender or the Agent pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such party (and nothing in this Section 9.09 shall be construed to diminish in any way such corporate obligations of such party), and that no personal liability whatsoever shall attach to or be incurred by any administrator of the Lender or the Agent or any incorporator, stockholder, affiliate, officer, employee or director of the Lender or the Agent or of any such administrator, as such, or any of them, under or by reason of any of the obligations, covenants or agreements of the Lender or the Agent contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such administrator of the Lender or the Agent and each incorporator, stockholder, affiliate, officer, employee or director of the Lender or the Agent or of any such administrator, or any of them, for breaches by the Lender or the Agent of any such obligations, covenants or agreements, which liability may arise either at common law or in equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement. The provisions of this Section 9.09 shall survive the termination of this Agreement.

          SECTION 9.10 Execution in Counterparts; Severability; Integration. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. In the event that any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than the Fee Letter.

          SECTION 9.11 Tax Characterization. Notwithstanding any provision of this Agreement, the parties hereto intend that the Loans advanced hereunder shall constitute indebtedness of the Borrower for federal income tax purposes.

          SECTION 9.12 Exclusivity. The Borrower and FCC hereby agree that unless they have obtained the written consent of the Lender (which may be granted or refused in the Lender's sole discretion) to do otherwise, from the date hereof through and including the Facility Maturity Date, they will not, and will cause their Affiliates not to, assign, transfer, pledge, convey, sell or otherwise dispose of any Receivable (or any similar right to payment from any Person related to home improvement loans) originated or otherwise acquired by the Borrower, FCC or any

Affiliate thereof, except pursuant to the terms and provisions of this Agreement and the other Transaction Documents; provided, however, that the provisions of this Section 9.12 shall not apply to (i) Receivables which may be released from the Pledge hereunder pursuant to Section 2.18 and (ii) Receivables which are being financed through a Whole Loan Sale or a Take Out Securitization. The Borrower and FCC hereby agree that, from the date hereof through and including the Facility Maturity Date, they will, and will cause their Affiliates to, make reasonable commercial efforts to originate each of their Receivables (or any similar right to payment from any Person, the advancing of loans secured by real estate or the financing of home improvements under installment sale contracts) in such a manner that it will qualify as an Eligible Receivable hereunder.

                           [Signature page to follow.]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER:                          FCC ACCEPTANCE CORP.


                                       By:
                                           -------------------------------------
                                           Title:

                                       12740 Hillcrest Drive (Suite 240)
                                       Dallas, Texas 75230
                                       Attention: Jim Borschow
                                       Facsimile No.: (972) 774-0194
                                       Confirmation No.: (972) 774-0187


THE SERVICER:                          FIRST CONSUMER CREDIT, INC.


                                       By:
                                           -------------------------------------
                                           Title:

                                       12740 Hillcrest Drive (Suite 240)
                                       Dallas, Texas 75230
                                       Attention:  Jim Borschow
                                       Facsimile No.: (972) 774-0194
                                       Confirmation No.: (972) 774-0187

THE AGENT:                             DZ BANK AG DEUTSCHE ZENTRAL-
                                       GENOSSENSCHAFTSBANK, FRANKFURT AM
                                       MAIN


                                       By:
                                           -------------------------------------
                                           Title:


                                       By:
                                           -------------------------------------
                                           Title:

                                       609 Fifth Avenue
                                       New York, New York  10017
                                       Attention:  Richard Wisniewski
                                       Facsimile No.: 212-745-1651
                                       Confirmation No.: 212-745-1662


THE LENDER:                            AUTOBAHN FUNDING COMPANY LLC


                                       By: DZ BANK AG DEUTSCHE ZENTRAL-
                                           GENOSSENSCHAFTSBANK, FRANKFURT
                                           AM MAIN


                                           By:
                                               ---------------------------------
                                               Title:


                                           By:
                                               ---------------------------------
                                               Title:

                                       c/o DZ BANK AG Deutsche Zentral-
                                       Genossenschaftsbank, Frankfurt am Main
                                       609 Fifth Avenue
                                       New York, New York  10017
                                       Attention: Richard Wisniewski
                                       Facsimile No.: 212-745-1651
                                       Confirmation No.: 212-745-1662

THE CUSTODIAN AND
THE AGENT'S BANK:                      U.S. BANK NATIONAL ASSOCIATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       180 East Fifth Street
                                       St. Paul, Minnesota 55101
                                       Attention:  Eve Kaplan
                                       Facsimile No.: (651) 244-1797
                                       Confirmation No.: (651) 244-0727


THE BACK-UP SERVICER:                  COMPU-LINK CORPORATION


                                       By:
                                           -------------------------------------
                                           Title:

                                       3900 Capital City Boulevard
                                       Lansing, Michigan 48906
                                       Attention:  John LaRose (CEO)
                                       Facsimile No.: (517) 321-0260
                                       Confirmation No.: (517) 323-4134 (x1100)

                                                                      SCHEDULE I

                          CONDITION PRECEDENT DOCUMENTS

          As required by Section 3.01 of the Agreement, each of the following items must be delivered to the Agent prior to the date of the initial Borrowing:

          (a) A copy of this Agreement duly executed by each of the parties hereto;

          (b) A certificate of the Secretary or Assistant Secretary of the Borrower, dated the date of this Agreement, certifying (i) the names and true signatures of the incumbent officers authorized to sign on behalf of the Borrower this Agreement and the other documents to be delivered by the Borrower hereunder, (ii) that the copy of the certificate of incorporation of the Borrower attached thereto is a complete and correct copy and that such certificate of incorporation has not been amended, modified or supplemented and is in full force and effect, (iii) that the copy of the by-laws of the Borrower attached thereto is a complete and correct copy, and that such have not been amended, modified or supplemented and is in full force and effect, and (iv) the resolutions of the board of directors of the Borrower approving and authorizing the execution, delivery and performance by the Borrower of this Agreement and the documents related hereto;

          (c) A good standing certificate, dated as of a recent date, for each of the Borrower, issued by the secretary of state of the state of incorporation thereof, and, a certificate of incorporation for each of the Borrower, dated as of a recent date, certified by the secretary of state of the state of incorporation thereof;

          (d) Original copies of proper financing statements (the "Facility Financing Statements") describing the Pledged Receivables, Other Conveyed Property, Related Security and other Pledged Assets authorized to be filed, and naming the Borrower as debtor and the Agent, on behalf of the Lender, as secured party, and other, similar instruments or documents, as may be necessary or, in the opinion of the Agent or the Lender, desirable under the UCC of all appropriate jurisdictions or any comparable law to perfect the Lender's interests in all Pledged Receivables, Other Conveyed Property, Related Security and other Pledged Assets;

          (e) Original copies of proper financing statements authorized to be filed, if any, necessary to release all security interests and other rights of any Person in the Pledged Receivables, Other Conveyed Property, Related Security and other Pledged Assets previously granted by FCC;

          (f) Certified copies of requests for information or copies (or a similar UCC search report certified by a party acceptable to the Agent), dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements, which name the Borrower (under its present name and any previous name) as debtor, together with copies of such financing statements;

          (g) One or more favorable Opinions of Counsel, with respect to such matters as the Agent may reasonably request (including an opinion, with respect to the first priority perfected

                                    Sch. I-1
security interest of the Agent (for the benefit of the Lender), in the Pledged Receivables, Other Conveyed Property, Related Security and other Pledged Assets);

          (h) One or more favorable Opinions of Counsel, with respect to the true conveyance of the Pledged Receivables under the Purchase and Contribution Agreement, and issues of substantive consolidation;

          (i) One or more favorable Opinions of Counsel, addressed and acceptable to the Agent, with respect to, among other things, the due authorization, execution and delivery of, and enforceability of, this Agreement and the other Transaction Documents;

          (j) One or more favorable Opinions of Counsel, with respect to the first priority perfected security interest of the Agent (for the benefit of the Lender), in the Collection Account and the Sinking Fund Account and the funds therein;

          (k) One or more favorable Opinions of Counsel, addressed and acceptable to the Agent, with respect to (i)certain regulatory and licensing issues related to the (a) origination and ownership of the Receivables, Related Rights and Other Conveyed Property by Contractors which are wholly-owned subsidiaries of US Home, FCC, the Borrower and (b) the servicing of the Receivables by the Servicer and (ii) the exemption of the Agent and the Lender from federal, state and local licensing requirements with respect to the transaction contemplated by the Transaction Documents.

          (l) All conditions to the obligations of FCC and the Borrower under the Purchase and Contribution Agreement shall have been satisfied in all respects and a copy of all documents delivered thereunder shall be delivered to the Agent and shall be reasonably satisfactory to the Agent;

          (m) Any necessary third party consents to the closing of the transactions contemplated hereby;

          (n) A copy of each of the other Transaction Documents duly executed by the parties thereto;

          (o) Copies of the "errors and omissions" and fidelity insurance policy referred to in Section 6.18 hereof together with a certification from the applicable insurance company that such policies are in force on the date hereof; and

          (p) Such other documents, instruments, certificates and opinions as the Agent may reasonably request shall have been delivered to the Agent.

                                    Sch. I-2

                                    Sch. I-3

                                                                     SCHEDULE II

                    PRIOR NAMES, TRADENAMES, FICTITIOUS NAMES
                          AND "DOING BUSINESS AS" NAMES

Borrower: None.

Servicer: None.

                                    Sch. II-1

                                                                    SCHEDULE III

       REPRESENTATIONS AND WARRANTIES WITH RESPECT TO ELIGIBLE RECEIVABLES

     The following representations and warranties are made by the Borrower and the Servicer, with respect to each of the Contracts related to Pledged Receivables, which are designated as being Eligible Receivables on a Borrowing Base Certificate, a Monthly Remittance Report, a Commercial Paper Remittance Report, or are otherwise represented to the Agent or the Lender as being Eligible Receivables, or are included as Eligible Receivables in any calculation set forth herein.

          1. Such Contract represents the genuine, legal, valid, binding and full recourse payment obligation of the Obligor thereunder, enforceable by the Borrower in accordance with its terms (subject, as to enforceability, to bankruptcy, insolvency and other similar laws relating to the enforcement of creditors rights generally and the availability of equitable remedies) and the Obligor, with respect to such Contract (and any guarantor of the Obligor's obligations thereunder), had full legal capacity to execute and deliver such Contract and any other documents related thereto.

          2. No Obligor under such Contract is a Government Entity.

          3. The Obligor under such Contract (except for a Contract which is a Promotional Contract) shall have paid in full the first Scheduled Payment under such Contract within thirty (30) days of the due date of such first Scheduled Payment.

          4. Such Contract, at the time of origination, conformed to all requirements of the Credit and Collection Policy applicable to such Contract and, in any case, no such Contract would be required to be written off pursuant to the Credit and Collection Policy.

          5. Such Contract (i) was originated by a Contractor in the ordinary course of such Contractor's business and such Contractor had all necessary licenses and permits to provide home improvement services and originate Contracts in the state where the related Obligor and the related Underlying Collateral were located, (ii) was purchased by FCC in the ordinary course of FCC's business and FCC had all necessary licenses and permits to purchase and own Contracts in the state where the related Obligor and the related Underlying Collateral were located, (iii) was sold or contributed by FCC to the Borrower under the Purchase and Contribution Agreement and the Borrower has all necessary licenses and permits in the Required States to own Receivables and to purchase and own Contracts in the state where the related Obligor and the related Underlying Collateral are located (and if not covered by an Opinion of Counsel, the Borrower has delivered evidence, in form and substance satisfactory to the Agent, of such compliance with state laws), and (iv) contains customary and enforceable provisions with respect to the collateral security related thereto.

          6. No fraud and, in addition, no material error, omission, misrepresentation, negligence or similar occurrence with respect to such Contract and each other agreement included in

                                   Sch. III-1
the Receivable File related to each such Contract has taken place on the part of any Person, including, without limitation, the Obligor, the related Contractor, any appraiser, any builder or developer, or any other party involved in the origination or purchase of the Contract. Such Contract was sold to FCC by the related Contractor without any fraud or material misrepresentation on the part of the Contractor. Such Contract was sold to the Borrower by FCC without any fraud or material misrepresentation on the part of FCC.

          7. Such Contract was sold to FCC by (i) an Eligible Contractor pursuant to a Contractor Sale Agreement which is in full force and effect and with respect to which no defaults have occurred (except to the extent such defaults are individually, or in the aggregate, inconsequential with respect to such Contract) or (ii) with respect to Contracts originated in New York, First Savings Bank, FSB pursuant to the NY Purchase Agreement which is in full force and effect and with respect to which no defaults have occurred.

          8. Such Contract is not the subject of any litigation on the part of the Obligor, nor is it subject to any right of rescission, setoff, counterclaim or defense on the part of the Obligor thereunder.

          9. Such Contract (i) provides for regularly scheduled monthly payments of principal and interest (except with respect to Promotional Contracts), (ii) is calculated at a fixed yield, (iii) is fully amortizing in periodic installments over its remaining term, (iv) provides for acceleration of the indebtedness thereunder (to the extent allowed by applicable law) if the related Obligor is in default under or has otherwise violated or breached any material provision of such Contract and (v) prohibits any assignment of the Contract by the related Obligor.

          10. Such Contract is payable by an Obligor that is a natural person.

          11. Such Contract (i) relates to a Property located in one of the states of the United States or the District of Columbia, (ii) was originated in the United States and (iii) is denominated in United States Dollars.

          12. Such Contract is by its terms an absolute and unconditional obligation of the related Obligor and is non-prepayable without the payment in full of principal and accrued interest and finance charges prior to the expiration of the term of such Contract; and the rights with respect to such Contract are assignable by the Contractor and FCC (and their successors and assigns) without the consent of or notice to any Person.

          13. The items contained in the Receivable File with respect to such Contract are substantially in the forms delivered to the Agent prior to the date hereof or have otherwise been approved by the Agent in writing.

          14. All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, licensing laws and regulations, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the

                                   Sch. III-2

Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and Sailors' Civil Relief Act of 1940 and state adaptations of the National Consumer Act, and of the Uniform Consumer Credit Code, and all other consumer credit laws and equal credit opportunity and disclosure laws), in respect of such Contract and each other agreement included in the Receivable File related to such Contract, the origination thereof, and the Underlying Collateral related thereto, have been complied with in all respects. The consummation of the transactions contemplated by the Transaction Documents will not involve the violation of any such laws or regulations.

          15. Such Contract constitutes either an "Instrument" or "Chattel Paper" within the meaning of the UCC, and there exists only one original copy of each such Contract.

          16. (A) With respect to each Mortgage Contract, the Contractor related to such Mortgage Contract shall have taken or caused to be taken all steps necessary under all applicable law in order to cause a valid, subsisting and enforceable perfected, first, second, third or fourth priority (as appropriate) security interest to exist in FCC's favor in the Underlying Collateral securing each such Mortgage Contract, (B) FCC shall have assigned the perfected, first, second, third or fourth priority (as appropriate) security interest in the Underlying Collateral referred to in clause (A) above to the Borrower pursuant to the Purchase and Contribution Agreement and, if applicable, by means of the filing of a mortgage assignment in proper form and in the proper jurisdiction and (C) the Borrower shall have assigned the perfected, first, second, third or fourth priority (as appropriate) security interest in the Underlying Collateral referred to in clause (A) above to the Agent, for the benefit of the Lender, pursuant to Section 2.15 hereof and, if applicable, by means of the filing of a mortgage assignment in proper form and in the proper jurisdiction.

          17. The Borrower has taken all steps necessary under all applicable law in order to perfect the security interest of the Agent, for the benefit of the Lender, in (i) the Borrower's interest in the Underlying Collateral related to such Contract and (ii) such Contract and the Receivable, Related Security and Other Conveyed Property related thereto (and the proceeds thereof), and there exists in favor of the Agent, for the benefit of the Lender, as secured party, a valid, subsisting and enforceable first priority perfected security interest in
(i) the Borrower's interest in such Underlying Collateral and (ii) such Contract and the Receivable, Related Security and Other Conveyed Property related thereto (and the proceeds thereof) and such security interest is and shall be prior to all other liens upon and security interests in (i) the Borrower's interest in such Underlying Collateral and (ii) such Contract and the Receivable, Related Security and Other Conveyed Property related thereto (and the proceeds thereof) that now exist or may hereafter arise or be created (other than Permitted Liens).

          18. No such Contract is a Defaulted Receivable, except to the extent that all defaults under any such Contract have been cured by the Obligor to the satisfaction of the Servicer, and thereafter nine (9) consecutive Scheduled Payments have been paid when due with respect to such Contract.

                                   Sch. III-3

          19. Such Mortgage Contract with respect to which the related Underlying Collateral is located in the State of Georgia complies in all respects with the Georgia Fair Lending Act.

          20. The information pertaining to such Contract set forth in the Schedule of Contracts (as defined in the Purchase and Contribution Agreement), the related Assignment and each Borrowing Base Certificate, Commercial Paper Remittance Report and Monthly Remittance Report is true and correct in all material respects.

          21. With respect to such Contract, by the Borrowing Date on which such Contract is Pledged hereunder and on each relevant date thereafter, FCC and the Borrower will have caused their master computer records relating to such Contract to be clearly and unambiguously marked to show that such Contract has been sold and/or contributed by FCC under the Purchase and Contribution Agreement and Pledged by the Borrower under this Agreement.

          22. With respect to such Contract there exists a Receivable File and such Receivable File contains each item listed in the definition of Receivable File with respect to such Contract and such Receivable File is in the possession of the Custodian.

          23. Such Contract has not been repaid, satisfied, subordinated or rescinded, and the Underlying Collateral securing such Contract has not been released from the lien of the Agent, for the benefit of the Lender, in whole or in part.

          24. Such Contract was not originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer, pledge and/or assignment of such Contract under this Agreement, the related Contractor Sale Agreement or the Purchase and Contribution Agreement and FCC or the related Contractor has not entered into any agreement with any Obligor that prohibits, restricts or conditions the sale, transfer, pledge and/or assignment of such Contract.

          25. Such Contract has not been sold, transferred, assigned or pledged by FCC to any Person other than the Borrower except for a Contract which has been previously sold or pledged to a third party to the extent that (i) such transaction has been disclosed to the Agent in writing and (ii) any ownership interest, security interest and/or other interest of such third party in such Contract has been terminated and released in a manner acceptable to the Agent prior to its Pledge hereunder. FCC has not taken any action to convey any right to any Person that would result in such Person having a right to payments due under any such Contract or payments received under any related insurance policy or otherwise to impair the rights of the Borrower, the Agent or the Lender in such Contract, any related insurance policy or any proceeds thereof.

          26. Such Contract is not assumable by another Person in a manner which would release the Obligor thereof from such Obligor's obligations to the related Contractor, FCC or the Borrower.

                                   Sch. III-4

          27. Such Contract and each other agreement included in the Receivable File related to such Contract is free of any default of any party thereto (including the related Contractor, FCC and the Borrower), counterclaims, offsets and defenses, including the defense of usury, and from any rescission, cancellation or avoidance, whether by operation of law or otherwise. There is no default, breach, violation or event of acceleration (only to the extent such event of acceleration has been or should have been declared in accordance with the Credit and Collection Policy) existing under such Contract and each other agreement included in the Receivable File related to such Contract and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration (only to the extent such event of acceleration has been or should have been declared in accordance with the Credit and Collection Policy).

          28. No selection procedures adverse to the Borrower, the Agent or the Lender have been utilized in selecting such Contract from all other similar Contracts originated by the related Contractor or purchased by FCC.

          29. The Obligor and any guarantor with respect to each such Contract received a legible, completely filled-in copy of such Contract and any other document that such Obligor or such guarantor were, by the terms of the Contract or applicable law, required to receive in connection with such Contract.

          30. Such Contract and each other agreement included in the Receivable File related to such Contract is in full force and effect in accordance with its terms and neither the Borrower nor the Obligor has or will have suspended or reduced any payments or obligations due or to become due thereunder by reason of a default by any other party to such Contract or such other agreement; there are no proceedings pending wherein such Obligor, any other obligated party or any governmental agency has alleged that such Contract or such other agreement is illegal or unenforceable.

          31. The origination and collection practices used by the Servicer and the related Contractor with respect to such Contract have been in all respects legal, proper, prudent and customary in the home improvement financing and servicing business.

          32. The Obligor with respect to such Contract is not a partner, member or Affiliate of the Borrower, the Servicer or any of the Servicer's Affiliates.

          33. Neither the operation of any of the terms of such Contract or any other agreement included in the Receivable File related to such Contract nor the exercise by the Borrower, the Servicer, the related Contractor or the Obligor of any right under such Contract or any other agreement included in the Receivable File will render such Contract or any other agreement included in the Receivable File related to such Contract unenforceable in whole or in part nor subject to any right of rescission, setoff, claim, counterclaim or defense, and no such right of rescission, set-off, claim, counterclaim or defense.

                                   Sch. III-5

          34. The Borrower, the related Contractor and/or the Servicer have duly fulfilled all obligations on their part to be fulfilled under or in connection with the origination, acquisition and assignment of such Contract, including, without limitation, giving any notices or consents necessary to effect the acquisition of the Contract by the Borrower, and have done nothing to impair the rights of the Borrower or the Agent in the Contract or payments with respect thereto. The Contract and each other agreement included in the Receivable File related to such Contract (i) contain the entire agreement of the parties thereto with respect to the subject matter thereof, (ii) have not been altered, modified or amended in any respect (except to the extent such alteration, modification or amendment is inconsequential or is required under applicable law) and (iii) are free of concessions or understandings with the Obligor thereof of any kind not expressed in writing therein.

          35. The sale from FCC to the Borrower of such Contract and the Other Conveyed Property and Related Security related thereto does not violate the terms or provisions of any agreement to which the Borrower is a party or by which it is bound.

          36. The transfer, assignment and conveyance of such Contract and the Related Security and Other Conveyed Property from FCC to the Borrower pursuant to the Purchase and Contribution Agreement are not subject to and will not result in any tax, fee or governmental charge payable by the Borrower or any other Person to any federal, state or local government except for miscellaneous mortgage filing fees and similar charges.

          37. Such Contract is not deemed to be an executory contract or unexpired lease subject to rejection by an Obligor under Section 365 of the Bankruptcy Code in the event that a Bankruptcy Event has occurred with respect to such Obligor.

          38. [Intentionally Omitted.]

          39. The Underlying Collateral related to such Contract has not, and will not, be used by the related Obligor in any manner or for any purpose which would result in any material risk of liability being imposed upon FCC, the Borrower, the Agent or the Lender under any federal state, local or foreign laws, common laws, statutes, codes, ordinances, rules, regulations, permits, judgments, agreements or orders related to or addressing the environment, health or safety.

          40. [Intentionally Omitted.]

          41. The home improvements related to such Contract have been fully completed to the satisfaction of the related Obligor and a Completion Certificate with respect to such Contract has been executed by the Obligor and Contractor related thereto.

          42. Such Contract and all accompanying collateral documents are genuine in all respects as appearing on their face and as represented in the books and records of the Borrower and FCC, and all information set forth therein is true and correct (except to the extent any error or omission set forth therein is inconsequential).

                                   Sch. III-6

          43. [Intentionally Omitted.]

          44. With respect to any Contract that has a prepayment penalty feature, each such prepayment penalty is enforceable and each prepayment penalty is permitted pursuant to federal, state and local law.

          45. Such Contract does not contain provisions pursuant to which monthly payments are (a) paid or partially paid with funds deposited in any separate account established by the related Contractor, FCC, the Obligor, or anyone on behalf of the Obligor or (b) paid by any source other than the Obligor. (For purposes of clarification, clause (b) of this eligibility criteria does not restrict payments with respect to a Contract by the Obligor's family or friends.)

          46. All payments made under such Contract have been properly credited against the Outstanding Balance of such Contract.

          47. Such Contract is not a revolving home equity line of credit.

          48. Interest on such Contract is calculated on the basis of a (i) 360-day year consisting of twelve 30-day months or (ii) 365-day year.

          49. The proceeds of such Contract have not been and shall not be used to satisfy, in whole or part, any debt owed or owing by the related Obligor to FCC or the Borrower or any Affiliate of FCC.

          50. The proceeds of such Contract have been fully disbursed and the related Obligor has no additional right to further fundings thereunder.

          51. None of the proceeds of such Contract were used to finance single-premium credit life insurance policies.

          52. All parties which have had any interest in such Contract, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (i) in compliance with any and all applicable licensing requirements of the laws of the state wherein the Property is located, and (ii) either (A) organized under the laws of such state,
(B) qualified to do business in such state, (C) a federal and savings loan association, savings bank or national bank having a principal office in such state, or (D) not doing business in such state.

          53. All representations and warranties relating to each such Contract and the Related Security set forth in the Transaction Documents are true in all material respects.

          54. [Intentionally Omitted.]

          55. Such Contract is not subject to any servicing arrangement (with respect to collection or enforcement) or any subservicing arrangement with any Person other than the Servicer,

                                   Sch. III-7
nor are any servicing rights relating to such Contract subject to any lien or negative pledge in favor of any Person.

          56. All improvements which were considered in determining the market value of the related Property lay wholly within the boundaries and building restrictions lines of the Property, and no improvements on adjoining properties encroach upon the Property. At the time of origination, no improvement located on or being part of the Property related to such Contract was in violation of any applicable zoning law or regulation.

          57. The Property related to such Contract (i) consists of a residential dwelling which is a 1-4 family unit, a condominium or planned unit development and, except in the case of a condominium, the land on which such dwelling is constructed and (ii) is in material compliance with all environmental laws, and FCC and the related Obligor, has not received notice of any violation or potential violation of such law nor is there any pending action or proceeding directly involving the Property of which FCC is aware in which compliance with any environmental law, rule or regulation is an issue.

          58. If such Contract is a Mortgage Contract, upon origination, an insurance policy naming FCC and its successors and assigns as a loss payee is in full force and effect with respect to such Contract and such insurance policy provides for loss and physical damage coverage with respect to the related Property in an amount equal to the full replacement value of such Property.

          59. [Intentionally Omitted.]

          60. The Property related to such Mortgage Contract is fully insured against loss or damage by fire and such other hazards as are customary in the area where the Property is located and, to the extent required by FCC as of the date of purchase or the related Contractor as of the date of origination.

          62. The inclusion at any time of such Contract as a Pledged Receivable shall not cause the Weighted Average FICO Score to be less than 640.

          63. With respect to such Contract, FCC has contacted directory assistance or otherwise verified that the Obligor's phone number which was submitted on the loan application is true and correct in all respects.

          64. With respect to such Contract, FCC has a tape recording of the Obligor's consent to the terms and conditions of the related Contract, which verifies and confirms with such Obligor each of the specific matters described in the Credit and Collection Policy, and such tape recording is on file at FCC.

          65. With respect to such Contract, a welcome letter which reiterates the material terms of such Contract and contains a set of temporary payment coupons, a quality control inspection report and a copy of FCC's privacy and protection policy, has been delivered to the Obligor.

                                   Sch. III-8

          66. With respect to each such Contract, FCC shall have received a Completion Certificate, signed by both the related Obligor and Contractor.

          67. At the time of origination, such Mortgage Contract did not have a Cumulative LTV greater than 115%.

          68. At the time of origination, such Contract did not have a Cost to Value greater than 80%.

          69. The Obligor related to such Contract has been directed to make payments to the Lockbox Account.

          70. If such Contract is a Non-Mortgage Contract, such Contract has a stated maturity and an original term of 180 months or less and does not permit renewal or extension of such term.

          71. If such Contract is a Mortgage Contract, such Contract has a stated maturity and an original term of 240 months or less and does not permit renewal or extension of such term.

          72. If such Contract is a Non-Mortgage Contract, the Original Balance of such Contract was not greater than $20,000.

          73. If such Contract is a Non-Mortgage Contract, the Obligor with respect to such Contract had a FICO Score of at least 640.

          74. Such Contract contains language by which the related Obligor grants a security interest to the Contractor in the Underlying Collateral which is the subject of each such Contract.

          75. If such Contract is a Mortgage Contract, the Obligor with respect to such Contract had a FICO Score of at least 580.

          76. If such Contract is a Mortgage Contract, the Original Balance of such Contract was not greater than $50,000.

          77. If such Contract is a Subordinated Lien Contract, at the time of origination or purchase thereof, the senior mortgage(s) is/are in full force and effect.

          78. If such Contract is a Mortgage Contract, upon default by the Obligor on such Contract and foreclosure on, or trustee's sale of, the Mortgaged Property pursuant to the proper procedures, the holder of such Contract will be able to deliver good and merchantable title to the Mortgaged Property (subject to only those exceptions to title as are generally acceptable to home equity mortgage lending institutions, and such other exceptions to which similar properties are commonly subject and which do not individually, or in the aggregate, materially and adversely affect the benefits of the security intended to be provided by such Contract).

                                   Sch. III-9

          79. If such Contract is a Mortgage Contract, the Mortgage related to such Mortgage Contract creates a valid, subsisting, enforceable and perfected, first, second, third or fourth priority lien (as applicable) on the related Mortgaged Property and the lien created thereby has been duly recorded.

          80. [Intentionally Omitted.]

          81. [Intentionally Omitted.]

          82. [Intentionally Omitted.]

          83. If such Contract is a Mortgage Contract, all costs, fees and expenses incurred in making, closing and recording the Mortgage related to such Mortgage Contract have been paid and such Obligor is not entitled to any refund of any amounts paid or due to FCC or the related Contractor pursuant to the Mortgage.

          84. [Intentionally Omitted.].

          85. If such Contract is a Mortgage Contract, the Mortgage related to such Mortgage Contract is in a form generally acceptable in the secondary market for comparable home improvement loans.

          86. If such Contract is a Mortgage Contract, in the event the Mortgage related to such Mortgage Contract constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage; and no fees or expenses are or will become payable by the holder of the Mortgage to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Obligor.

          87. At the time of origination, FCC and the Borrower did not have knowledge of any specific circumstances or specific condition with respect to the Mortgage, the Mortgaged Property, the Obligor or the Obligor's credit standing that can reasonably be expected to cause such Contract to become delinquent, or adversely affect the value of such Contract as determined in accordance with the Credit and Collection Policy.

          88. If such Contract is a Mortgage Contract, no document relating to such Contract provides for any contingent or additional interest in the form of participation in the cash flow of the Mortgaged Property or a sharing in the appreciation of the value of the Mortgaged Property.

          89. If the residential dwelling on the Property is a condominium unit or a planned unit development, such condominium or planned unit development meets the eligibility requirements of the Credit and Collection Policy with respect to condominiums and planned unit developments, set forth in the Credit and Collection Policy.

                                   Sch. III-10

          90. If such Contract is a Mortgage Contract, the Mortgage related to such Contract contains an enforceable provision for the acceleration of the payment of the unpaid principal balance of the Contract in the event that the Mortgaged Property is sold or transferred with the prior written consent of the mortgagee thereunder.

          91. If such Contract is a Subordinate Lien Contract, either (i) no consent for any Subordinate Lien Contract is required by the holder of the related first, second third or fourth lien (as appropriate) or (ii) such consent has been obtained and is contained in the Receivable File.

          92. [Intentionally Omitted.]

          93. With respect to such Contract, no amounts are owed to any Contractor by the Borrower, the Servicer or any of their Affiliates.

          94. If such Contract is a Promotional Contract, (i) such Contract has an Original Balance of not greater than $20,000 and (ii) the Obligor related to such Contract had a FICO Score of at least 680.

          95. Neither FCC, the related Contractor or any of their Affiliates have made any payments on behalf of the Obligor related to such Contract (except as otherwise provided under the Transaction Documents).

                                   Sch. III-11

                                                                     SCHEDULE IV

                          CREDIT AND COLLECTION POLICY

                                    Attached.

                                    Sch. IV-1

                                                                      SCHEDULE V

                        ELIGIBLE THIRD-PARTY CONTRACTORS

                                    Attached.

                                    Sch. IV-2

                                                                       EXHIBIT A

                       FORM OF BORROWING BASE CERTIFICATE

                                 (See attached.)

                                    Exh. A-1

                                                                       EXHIBIT B

                   FORM OF COMMERCIAL PAPER REMITTANCE REPORT

                                 (See attached.)

                                    Exh. B-1

                                                                       EXHIBIT C

                        FORM OF MONTHLY REMITTANCE REPORT

                                 (See attached.)

                                    Exh. C-1

                                                                     EXHIBIT D-1

                          FORM OF NON-MORTGAGE CONTRACT

                                 (See attached.)

                                    Exh. D-1

                                                                     EXHIBIT D-2

                          FORM OF NON-MORTGAGE CONTRACT

                                 (See attached.)

                                    Exh. D-2

                                                                       EXHIBIT E

                            FORM OF MORTGAGE CONTRACT

                                 (See attached.)

                                    Exh. E-1

                                                                       EXHIBIT F

                                AGENT'S BANK FEE

                                    Exh. F-1

                                                                       EXHIBIT G

                                CUSTODIAN'S FEES

                                 (See attached.)

                                    Exh. G-1

                                                                       EXHIBIT H

                         FORM OF COMPLETION CERTIFICATE

                                    Exh. H-1

                                                                       EXHIBIT I

                        FORM OF CONTRACTOR SALE AGREEMENT

                                 (See attached)

                                    Exh. I-1